AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2016

1933 Act No. 333-208616

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. [2]
Post-Effective Amendment No. [ ]
(Check appropriate box or boxes)

WELLS FARGO FUNDS TRUST
 (Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will be declared effective on February 3, 2016 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A
PROSPECTUS/PROXY STATEMENT

FORUM FUNDS
 THREE CANAL PLAZA, SUITE 600
 PORTLAND, ME 04101
 1.207.347.2000

February 12, 2016

Dear Shareholder,
The Golden Large Cap Core Fund and the Golden Small Cap Core Fund (the "Target Funds") are a series of Forum Funds (the "Target Trust"), an open-end, management investment company. The investment adviser to the Target Funds is Golden Capital Management, LLC ("Golden Capital"), and the investment adviser to the Wells Fargo fund family is Wells Fargo Funds Management, LLC ("Funds Management"). On December 11, 2015, Golden Capital proposed to the Board of Trustees of the Target Trust, and on November 17-18, 2015, Funds Management proposed to the Board of Trustees of Wells Fargo Funds Trust (the "Acquiring Trust"), the mergers  of the Target Funds into certain funds (the "Acquiring Funds") within the Wells Fargo fund family as outlined in the table below. The Boards of Trustees of both the Target Trust and the Acquiring Trust approved the proposed mergers and the related Agreements and Plans of Reorganization, in each case subject to approval by shareholders of the relevant Target Fund.
As a result, you are invited to vote on a proposal to merge the Target Fund of which you are a shareholder into the corresponding Acquiring Fund shown in the table below (each, a "Merger" and together, the "Mergers"). The Board of Trustees of the Target Trust has unanimously approved each Merger and recommends that you vote FOR the Merger of the Target Fund of which you are a shareholder.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Golden Large Cap Core Fund	Forum Funds	Wells Fargo Large Cap Core Fund	Wells Fargo Funds Trust
Golden Small Cap Core Fund	Forum Funds	Wells Fargo Small Cap Core Fund	Wells Fargo Funds Trust

This is a general summary of how each Merger, if approved by shareholder, will work:

■

Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

■

Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

■

The corresponding Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

■

You will become a shareholder of the corresponding Acquiring Fund and will have your investment managed in accordance with the Acquiring Fund's investment strategies.

■

You will not incur any sales charges or similar transaction charges as a result of the Merger.

■

It is expected that the Merger will not be a taxable event to the Target Fund, the Acquiring Fund or their shareholders for U.S. federal income tax purposes.

Details about your Target Fund's and its corresponding Acquiring Fund's investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Mergers, are contained in the attached prospectus/proxy statement. Please read it carefully.
A special meeting of each Target Fund's shareholders will be held on March 18, 2016 at the office of Forum Funds, 3 Canal Plaza, Suite 600, Portland, Maine 04101. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by other means, such as by telephone or internet, by following the voting instructions outlined in your proxy card. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from AST Fund Solutions requesting your vote. AST Fund Solutions has been retained to act as our proxy solicitor and will receive approximately $11,741 as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Mergers will be paid by Funds Management or one of its affiliates, and so will not be borne by shareholders of any Fund. If you have any questions about the Mergers or the proxy card, please call AST Fund Solutions at 800-461-9313 (toll-free).
Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.
Sincerely,

 Greg Golden
 President and CEO
 Golden Capital Management, LLC

FORUM FUNDS
 THREE CANAL PLAZA, SUITE 600
 PORTLAND, ME 04101
 1.207.347.2000

February 12, 2016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 18, 2016

A Special Meeting (the "Meeting") of Shareholders of Golden Large Cap Core Fund and Golden Small Cap Core Fund (each, a "Target Fund" and together, the "Target Funds"), each a series of Forum Funds (the "Target Trust"), set forth in the table below, will be held at the offices of Forum Funds, 3 Canal Plaza, Suite 600, Portland, Maine 04101 on March 18, 2016 at 10:00 a.m. Eastern Standard Time.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Golden Large Cap Core Fund	Forum Funds	Wells Fargo Large Cap Core Fund	Wells Fargo Funds Trust
Golden Small Cap Core Fund	Forum Funds	Wells Fargo Small Cap Core Fund	Wells Fargo Funds Trust

With respect to each Target Fund, the Meeting is being held for the following purposes:
1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of January 29, 2016, providing for the reorganization of the Target Fund, including the acquisition of all of the assets and assumption of all liabilities of the Target Fund by as applicable, the Wells Fargo Large Cap Core Fund or Wells Fargo Small Cap Core Fund (each, an "Acquiring Fund" and together, the "Acquiring Funds") in exchange for shares of the Acquiring Fund (the "Acquisition Shares"). The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.
2. To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.
 Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of the Forum Funds (the "Target Trust") has fixed the close of business on January 19, 2016 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.
IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN WITHOUT DELAY THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.
By order of the Board of Trustees,
Zachary Tackett
 Secretary

FORUM FUNDS
 THREE CANAL PLAZA, SUITE 600
 PORTLAND, ME 04101
 1.207.347.2000

February 12, 2016

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of either the Golden Large Cap Core Fund or the Golden Small Cap Core Fund (each, a "Target Fund" and together, the "Target Funds"), each a series of Forum Funds, a registered open-end management investment company (the "Target Trust"), into the Wells Fargo Large Cap Core Fund and the Wells Fargo Small Cap Core Fund, respectively (each, an "Acquiring Fund" and together, the "Acquiring Funds"), as set forth in the table below, each of which is a series of Wells Fargo Funds Trust (the "Acquiring Trust"), a registered open-end management investment company. If approved, the Merger of the Target Fund of which you are a shareholder will result in your receiving shares of the corresponding Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Target Trust	Acquiring Fund	Acquiring Trust
Golden Large Cap Core Fund	Forum Funds	Wells Fargo Large Cap Core Fund	Wells Fargo Funds Trust
Golden Small Cap Core Fund	Forum Funds	Wells Fargo Small Cap Core Fund	Wells Fargo Funds Trust

The Target Funds and Acquiring Funds listed above are collectively referred to as the "Funds." The Target Trust and Acquiring Trust listed above are collectively referred to as the "Trusts."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and Merger has been filed with the Securities and Exchange Commission (the "SEC").

The prospectuses of each Target Fund and the Wells Fargo Large Cap Core Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement. The statement of additional information relating to this prospectus/proxy statement (the "Merger SAI"), dated the same date as this prospectus/proxy statement, is also incorporated by reference into this document and is legally deemed to be part of this prospectus/proxy statement. The statement of additional information (the "SAI") and the annual report of each Target Fund and the Wells Fargo Large Cap Core Fund are incorporated into the Merger SAI by reference and are legally deemed to be part of the Merger SAI. Copies of these documents pertaining to a Target Fund are available upon request without charge by writing to Golden Funds, P.O. Box 588, Portland, Maine 04112, or, calling (800) 206-8610. Copies of these documents pertaining to the Wells Fargo Large Cap Core Fund are available upon request without charge by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Funds website at wellsfargofunds.com.
The Wells Fargo Small Cap Core Fund is a "shell fund" being registered with the SEC in order to receive the assets, assume the liabilities, and continue the business of the Golden Small Cap Core Fund. As such, no prospectus, SAI, annual report or semi-annual report for this particular Acquiring Fund is available as of the date of this prospectus/proxy statement. Additional information about the Wells Fargo Small Cap Core Fund may be found in Exhibit C and in the Merger SAI.
You may also view or obtain available documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.
The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.
The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Prospectus/Proxy Statement

Overview

This section summarizes the primary features and consequences of the Mergers. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Target Fund's and Wells Fargo Large Cap Core Fund's prospectus, in each Target Fund's and Wells Fargo Large Cap Core Fund's financial statements contained in their respective annual reports, in each Target Fund's and Wells Fargo Large Cap Core Fund's SAI, and in the Agreement and Plan of Reorganization for each Merger (each, a "Plan" and collectively, the "Plans")  which are attached as Exhibit A (for the Merger of Golden Large Cap core Fund into Wells Fargo Large Cap Core Fund) and Exhibit B (for the Merger of Golden Small Cap Core Fund into Wells Fargo Small Cap Core Fund) hereto.

Key Features of the Mergers

Each Plan sets forth the key features of the relevant Merger covered thereby and generally provides for the following:

■

the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for new shares of the Acquiring Fund;

■

the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund;

■

the liquidation of the Target Fund by distributing the shares of the corresponding Acquiring Fund to the Target Fund's shareholders; and

■

the assumption of the costs of the Merger by Wells Fargo Funds Management, LLC ("Funds Management") or one of its affiliates.

The Mergers are scheduled to take place on or about May 6, 2016. For a more complete description of the Mergers, see the section entitled "Merger Information - Agreements and Plans of Reorganization," as well as Exhibit A or Exhibit B, as applicable.

Reasons for the Proposals and Board of Trustees Recommendation

Funds Management currently serves as the investment manager to each series within the Wells Fargo funds complex (each a "Wells Fargo Fund and collectively, the "Wells Fargo Funds"), including the Acquiring Funds. Golden Capital Management, LLC ("Golden Capital") currently serves as the investment advisor to the Target Funds and the investment sub-adviser to certain Wells Fargo Funds, including the Acquiring Funds. Funds Management is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo") and Wells Fargo owns, indirectly, 65% of Golden Capital's ownership interests.

Wells Fargo Asset Management (a trade name used by the asset management businesses of Wells Fargo) generally has a preference to operate its mutual fund business through Funds Management and Wells Fargo Funds Distributor, LLC, the principal underwriter to the Wells Fargo Funds, and evaluated the proposed Mergers as an opportunity to bring mutual funds that are advised by affiliates of Wells Fargo and operating on turnkey mutual fund platforms into the Wells Fargo Funds. In doing so, Funds Management has the objective of eliminating comparable or duplicative product offerings among such other funds and the Wells Fargo Funds to reduce the potential for investor confusion. Senior representatives of Wells Fargo Asset Management discussed the proposed Mergers with the principals of GCM Partners, Inc., the managing member of Golden Capital. Funds Management and Golden Capital concluded that they have a mutual interest in recommending the adoption of the Target Funds into the Wells Fargo Funds and determined to recommend the proposed Mergers for consideration by the Boards of the Target Trust and the Acquiring Trust. In connection with their recommendation, Funds Management and Golden Capital have agreed to obtain "run off" insurance coverage for the Board of Trustees of the Target Trust over a specified period following the Mergers, the premium for which will be paid by Funds Management, Golden Capital, or one of their affiliates.  In addition, Funds Management and Golden Capital have entered into an adoption agreement providing for customary representations, warranties and covenants in connection with the Mergers.

At a meeting held on December 11, 2015, the Board of Trustees of the Target Trust (the "Trustees"), including a majority of the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Target Trust, considered and unanimously approved each Plan on behalf of the relevant Target Fund.
Before approving the Mergers, the Trustees of the Target Trust reviewed, among other things, information about the Funds and the proposed transactions. This included, among other things and as applicable, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds' investment objectives and principal investment strategies.
The Trustees of the Target Trust, including all of the Independent Trustees, have concluded, with respect to each Merger, that participating in the Mergers would be in the best interests of each Target Fund, and that existing shareholders' interests would not be diluted as a result of the Merger. Accordingly, the Trustees of the Target Trust have submitted each Plan to the relevant Target Fund's shareholders and unanimously recommended its approval. The Board of Trustees of the Acquiring Trust has also approved the relevant Plan on behalf of each Acquiring Fund.
For further information about the considerations of the Target Trust's Trustees in connection with the Mergers, please see the section entitled "Merger Information - Board Considerations."

Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Target Funds and corresponding Acquiring Funds with respect to their investment objectives, principal investment strategies, fundamental investment policies, risks, performance records and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after consummation of the Merger in which it participates (assuming approval thereof by the corresponding Target Fund's shareholders). The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus and SAI (other than the Wells Fargo Small Cap Core Fund, for which certain information can be found in Exhibit C of this prospectus/proxy statement and the Merger SAI). In this section, percentages of a Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Fund generally correspond to Golden Capital or Funds Management, as applicable.

GOLDEN LARGE CAP CORE FUND INTO WELLS FARGO LARGE CAP CORE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of Golden Large Cap Core Fund:	You will receive this class of shares of Wells Fargo Large Cap Core Fund:
Institutional Class[1]	Institutional Class
1	Following completion of the Merger, former Institutional Class shareholders of the Target Fund will not need to meet the minimum investment amount or the Institutional entity requirements applicable to the Institutional Class shares of the Acquiring Fund received in the Merger.

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.
The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of the Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Target Fund. Following the Merger, foreign shareholders will not be able to make additional investments into the Acquiring Fund or into any other funds within the Wells Fargo fund family. Additional information on how you can buy, sell or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Target Fund and the Acquiring Fund. The investment objective of the Target Fund is fundamental and may not be changed without shareholder approval, while the investment objective of the Acquiring Fund is non-fundamental and may be changed without shareholder approval.

The Funds' investment objectives are identical in that both Funds seek long-term capital appreciation. Although the Funds use different terminology and descriptions to describe their investment strategies, their principal investment strategies are substantially similar. The Target Fund normally invests at least 80% of its net assets in U.S.-listed equity securities of companies with large market capitalizations, whereas the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of large-capitalization companies. The Target Fund defines large-capitalization companies as those companies with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500® Index (which ranged from $1.46 billion to $629.01 billion as of September 30, 2015) or the Russell 1000® Index (which ranged from $489.87 million to $629.01 billion as of September 30, 2015). The Acquiring Fund defines such companies as those with market capitalizations that are within range of the S&P 500® Index at the time of purchase. Both Funds also generally avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco. Both Funds also employ a quantitative and qualitative analysis that results in a disciplined process of investing principally in equity securities of approximately 50 companies that are diversified across major economic sectors. One difference between the Funds' investment strategies is that the Acquiring Fund may invest up to 10% of its total assets in equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and similar investments, whereas the Target Fund may invest in such issuers in unlimited amounts without regard to a 10% cap. This distinction means that the Target Fund may invest a greater percentage of its assets in equity securities of foreign issuers than the Acquiring Fund.

GOLDEN LARGE CAP CORE FUND (Target Fund)	WELLS FARGO LARGE CAP CORE FUND (Acquiring Fund)
INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets in U.S.-listed equity securities of companies with large market capitalizations.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of large-capitalization companies.
Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction.	Under normal circumstances, we invest up to 10% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

Large market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the companies in the S&P 500® Index or the Russell 1000® Index. As of September 30, 2015, the market capitalizations of the companies in the S&P 500® Index ranged from approximately $1.46 billion to $629.01 billion. As of September 30, 2015, the market capitalizations of the companies in the Russell 1000® Index ranged from approximately $489.87 million to $629.01 billion.

We define large-capitalization companies as companies with market capitalizations within the range of the S&P 500® Index at the time of purchase. The market capitalization range of the S&P 500® Index was approximately $1.46 billion to $629.01 billion, as of September 30, 2015, and is expected to change frequently.

The goal of the Fund is to construct an actively managed portfolio of large-cap companies that are undervalued and exhibit the likelihood of meeting or exceeding earnings expectations. The Fund's adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The adviser begins with the universe of companies that consists of the top 60% of the largest 3,000 U.S.-listed equity securities by market capitalization, subject to minimum data requirements. The adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase and undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

We utilize a combination of quantitative methods and fundamental analysis to select a core portfolio of large-capitalization companies that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. Our quantitative analysis is based on a proprietary composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

The adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or a significantly overvalued stock price. The adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the adviser may consider its controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the adviser performs a review of the company's fundamental outlook to validate the model's rankings. Upon the sale of any security, the adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price, as indicated by lower rankings within the total composite model. Upon the sale of any security, we seek to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

This strategy is not included in the Fund's principal investment strategy.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

Generally, the adviser avoids investment in companies for which the primary industry classification is alcohol, gaming or tobacco.	Generally, we avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.
This disciplined process leads to a focused, target portfolio of approximately 50 securities that are diversified among major economic sectors.	The disciplined process leads to a focused, target portfolio of approximately 50 securities that are diversified among major economic sectors.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Funds are similar, though not identical. Notably, the Target Fund has a fundamental investment policy that it may not invest in interests in oil or gas or interests in other mineral exploration or development programs, whereas the Acquiring Fund does not have a similar policy. For a comparative chart of fundamental investment policies, please see Exhibit C.

Principal Risk Comparison

Because the Target Funds and Acquiring Funds are series of different fund families, the Funds use different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' principal investment strategies, the Funds are generally subject to similar types of principal risks. Listed below are the principal risks that apply to an investment in the Acquiring Fund. A description of these risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, the Target Fund may invest a greater portion of its assets in foreign issuers than the Acquiring Fund and therefore may be subject to foreign investment risk to a greater extent. Also, an investment in the Target Fund is subject to small and mid-capitalization company risk, whereas the Acquiring Fund is not subject to such risk.
Principal Risks
 Focused Portfolio Risk
 Foreign Investment Risk
 Investment Style Risk
 Management Risk
 Market Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectus and SAI.

Fund Performance Comparison

The following bar chart and table illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund by calling (800) 206-8610 (toll free) and for the Acquiring Fund at wellsfargofunds.com.

Calendar Year Total Return for Institutional Class Shares (%) for the Target Fund as of 12/31 each year

Average Annual Total Returns for the Target Fund for the periods ended 12/31/2014

Average Annual Total Returns for the periods ended 12/31/2014
	Inception Date of Share Class	1 Year	5 Year	Performance Since 09/13/2005
Institutional Class (before taxes)	9/13/2005	14.63%	15.74%	7.93%
Institutional Class (after taxes on distributions)	9/13/2005	13.46%	14.30%	7.14%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	9/13/2005	9.19%	12.61%	6.38%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.94%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Calendar Year Total Returns for Institutional Class Shares (%) of the Acquiring Fund as of 12/31 each year
Historical performance shown for the Institutional Class shares of the Wells Fargo Large Cap Core Fund prior to July 19, 2010 is based on the performance of the Fund's predecessor, Evergreen Large Cap Core Fund.

Average Annual Total Returns for the Acquiring Fund for the periods ended 12/31/2014

Wells Fargo Large Cap Core Fund
	Inception Date of Share Class	1 Year	5 Year	Performance Since 12/17/2007
Institutional Class (before taxes)	12/17/2007	14.97%	16.24%	7.47%
Institutional Class (after taxes on distributions)	12/17/2007	14.81%	16.03%	7.27%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	12/17/2007	8.59%	13.14%	5.94%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		13.69%	15.45%	7.48%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Shareholder Fee and Fund Expense Comparison

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Target Fund and the Acquiring Fund.
The following table entitled "Shareholder Fees" shows that neither the Institutional Class shares of the Target Fund nor the Institutional Class shares of the Acquiring Fund impose sales charges.
The following table entitled "Annual Fund Operating Expenses" allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following table are based on the actual expenses incurred for the most recent fiscal year end of June 30, 2015 for the Target Fund and July 31, 2015 for the Acquiring Fund. The pro forma column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended July 31, 2015, assuming the Merger had taken place at the beginning of that period. The pro forma expense information assumes that shareholders of the Target Fund approve the Merger with the Acquiring Fund and that the Merger is consummated.

The row entitled "Total Annual Fund Operating Expenses" in the "Annual Fund Operating Expenses" table shows that shareholders of the Target Fund will experience an increase in gross expenses following the Merger; however, the Acquiring Fund is subject to an expense cap which will have the effect of eliminating such increase for a specified period of time. Specifically, following the completion of the Merger, the Acquiring Fund's Institutional Class shares will be subject to an expense cap that will cap the expense ratio at 0.70% through November 30, 2019. As a result, following the Merger, shareholders in the Target Fund will experience the same net expenses as they currently experience as shareholders of the Target Fund for a period of at least three years.
The Target Funds' advisory agreement provides for a unified fee structure, which means that all (or almost all) fund expenses are paid for by Golden Capital out of the advisory fees it receives from the Target Funds. The Acquiring Funds operate under a different fee structure and as such are subject to other fees in addition to the investment management fee described in the section entitled "Investment Management and Sub-Advisory Fees". Such other fees are described in the section entitled "Additional Information Regarding the Expenses of the Funds".

Shareholder Fees (fees paid directly from your investment)

	Target Fund	Acquiring Fund	Pro Forma
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Acquiring Fund	Pro Forma
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.01%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.71%	0.88%[1]	0.88%
Waiver of Fund Expenses	(0.01)%	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses After Waiver Fee Waiver	0.70%[2]	0.70%[3]	0.70%[4]
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	Golden Capital Management, LLC has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.70% for the period November 1, 2015 through October 31, 2017.
3	The Manager has contractually committed through November 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waiver at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.
4	Effective upon the closing of the Merger, the Manager had contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Total Annual Fund Operating Expenses After Fee Waiver at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sold your shares, you would pay:
After:	Target Fund	Acquiring Fund	Pro Forma
1 Year	$72	$72	$72
3 Years	$226	$263	$224
5 Years	$394	$470	$411
10 Years	$882	$1,068	$1,012

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 57% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 44% of the average value of its portfolio.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio manager(s) for the Acquiring Fund. Following completion of the Merger, Golden Capital will serve as sub-adviser to the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Fund."

Wells Fargo Large Cap Core Fund
Manager	Wells Fargo Funds Management, LLC
Sub-Adviser	Golden Capital Management LLC
Portfolio Managers, Title, Managed Since	Jeff Moser, Portfolio Manager/2007 John Campbell, Portfolio Manager/2015

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Buchalter Nemer, PC, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.
It is not anticipated that a substantial portion of the securities held by the Target Fund will be disposed of in connection with the Merger to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of December 31, 2015,the Target Fund had net unrealized gains of $12,383,820.91. In connection with the estimated sale of securities and based upon market values as of December 31, 2015, it is anticipated that the Target Fund will recognize approximately $0 of these unrealized gains.

Other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

GOLDEN SMALL CAP CORE FUND INTO WELLS FARGO SMALL CAP CORE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of Golden Small Cap Core Fund:	You will receive this class of shares of Wells Fargo Small Cap Core Fund[1]:
Institutional Class[2]	Institutional Class
1	The Fund is a series of the Acquiring Trust being created to receive the assets of the Target Fund.
2	Following completion of the Merger, former Institutional Class shareholders of the Target Fund will not need to meet the minimum investment amount or the Institutional entity requirements applicable to the Institutional Class shares of the Acquiring Fund received in the Merger.

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.
The procedures for buying, selling and exchanging shares of the Funds are similar. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." This section also contains important information for foreign shareholders of the Target Fund, defined as shareholders whose accounts do not currently have both a U.S. address and taxpayer identification number on record with the Target Fund. Following the Merger, foreign shareholders will not be able to make additional investments into the Acquiring Fund or into any other funds within the Wells Fargo fund family. Additional information on how you can buy, sell or exchange shares of the Target Fund is available in the Target Fund's prospectus and SAI; for the Acquiring Fund, such information is available in Exhibit C of this prospectus/proxy statement and the Merger SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Target Fund and the Acquiring Fund. The investment objective of the Target Fund is fundamental and may not be changed without shareholder approval, while the investment objective of the Acquiring Fund is non-fundamental and may be changed without shareholder approval.

Although the Funds use different terminology and descriptions to describe their investment objectives and investment strategies, the Funds' investment objectives are substantively the same and their principal investment strategies are substantially similar. The Target Fund seeks to achieve maximum long-term total return, while the Acquiring Fund seeks long-term capital appreciation. The Target Fund normally invests at least 80% of its net assets in U.S.-listed equity securities of companies with small market capitalizations, whereas the Acquiring Fund, under normal circumstances, invests at least 80% of its net assets in equity securities of small-capitalization companies. The Target Fund defines small capitalization companies as those with market capitalizations that are similar, at the time of purchase, to those of the Russell 2000® Index (which ranged from $37.99 million to $5.18 billion as of September 30, 2015) or the S&P Small Cap 600 Index (which ranged from $37.99 million to $3.90 billion as of September 30, 2015). The Acquiring Fund defines such companies as those with market capitalizations that are within the range of the Russell 2000® Index at the time of purchase. Both Funds generally avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco. Both Funds also employ a quantitative and qualitative analysis that results in a disciplined process of investing principally in equity securities of approximately 60 companies that are diversified across major economic sectors. One difference between the Funds' investment strategies is that the Acquiring Fund may invest up to 10% of its total assets in equity securities of foreign issuers, including American Depositary Receipts ("ADRs") and similar investments, whereas the Target Fund may invest in such issuers in unlimited amounts without regard to a 10% cap. This distinction means that the Target Fund may invest a greater percentage of its assets in equity securities of foreign issuers than the Acquiring Fund.

GOLDEN SMALL CAP CORE FUND (Target Fund)	WELLS FARGO SMALL CAP CORE FUND (Acquiring Fund)
INVESTMENT GOAL
The Fund seeks to achieve maximum long-term total return.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its net assets in U.S.-listed equity securities of companies with small market capitalizations.	Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of small capitalization companies.
Such securities may be issued by companies that are organized in the U.S. or those organized in a foreign jurisdiction.	Under normal circumstances, we invest up to 10% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.
U.S.-listed equities in which the Fund may invest include real estate investment trusts ("REITs").	This strategy is not included in the Fund's principal investment strategies.

Small market capitalization companies are those with market capitalizations that are similar, at the time of their purchase, to those of the Russell 2000® Index or the S&P SmallCap 600® Index. As of September 30, 2015, the market capitalizations of the companies in the Russell 2000® Index ranged from approximately $37.99 million to $5.18 billion. As of September 30, 2015, the market capitalizations of the companies in the S&P SmallCap 600 Index ranged from approximately $37.99 million to $3.90 billion.

We define small-capitalization companies as companies with market capitalizations within the range of the Russell 2000® Index at the time of purchase. The market capitalization range of the Russell 2000® Index was approximately $37.99 million to $5.18 billion, as of September 30, 2015, and is expected to change frequently.

The goal of the Fund is to construct an actively managed portfolio of small-capitalization companies that are undervalued and exhibit the likelihood to meet or exceed earnings expectations. The adviser uses a combination of quantitative and qualitative analysis to select the securities in which the Fund will invest. The adviser's quantitative analysis focuses on company fundamentals and is conducted using a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase and undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

We utilize a combination of quantitative methods and fundamental analysis to select a core portfolio of small capitalization companies that we believe are relatively undervalued and exhibit the likelihood to meet or exceed future earnings expectations. Our quantitative analysis is based on a proprietary total composite model that considers valuation, earnings and trading momentum characteristics to rank securities. Stocks that are attractively ranked by the total composite model are candidates for purchase. Such candidates undergo further qualitative analysis, which may include an evaluation of a company's management strength, products and/or services, competition and risk profile.

The adviser's process for selling portfolio securities is based on a method that indicates a company may have declining earnings expectations or significantly overvalued stock price. The adviser may sell stocks that fall below the minimum threshold rankings in the total composite model. In determining which of these stocks to sell, the adviser may consider its controls on annual portfolio turnover and whether there are adequate "buy candidates" to maintain proper diversification of the Fund's portfolio. Before any security is sold, the adviser performs a review of the company's fundamental outlook to validate the model's rankings. Upon the sale of any security, the adviser seeks to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

In general, a stock may be sold if it has declining earnings expectations or a significantly overvalued stock price, as indicated by lower rankings within the total composite model. Upon the sale of any security, we seek to invest the proceeds in the most attractive security, in light of all relevant considerations, in which the Fund may invest in accordance with the Fund's investment restrictions.

This strategy is not included in the Fund's principal investment strategies.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance. In addition, active trading of portfolio securities may lead to higher taxes if Fund shares are held in a taxable account.

Generally, the adviser avoids investments in companies for which the primary industry classification is alcohol, gaming or tobacco.	Generally, we avoid investments in issuers for which the primary industry classification is alcohol, gaming or tobacco.
This disciplined process leads to a focused, target portfolio of approximately 60 securities that are diversified among major economic sectors.	The disciplined process leads to a focused, target portfolio of approximately 60 securities that are diversified among major economic sectors.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Funds are similar, though not identical. Notably, the Target Fund has a fundamental investment policy that it may not invest in interests in oil or gas or interests in other mineral exploration or development programs, whereas the Acquiring Fund does not have a similar policy. For a comparative chart of fundamental investment policies, please see Exhibit D.

Principal Risk Comparison

Because the Target Funds and Acquiring Funds are series of different fund families, the Funds use different terminology and descriptions to describe their principal risks. Nonetheless, due to the similarity of the Funds' principal investment strategies, the Funds are generally subject to similar types of principal risks. Listed below are the principal risks that apply to an investment in the Acquiring Fund. A description of these risks can be found in the section of this prospectus/proxy statement entitled "Risk Descriptions." Although both Funds may be subject to the risks listed below, they may be subject to a particular risk to different degrees. For example, the Target Fund may invest a greater portion of its assets in foreign issuers than the Acquiring Fund and therefore may be subject to foreign investment risk to a greater extent. Also, an investment in the Target Fund is subject to REIT risk, whereas the Acquiring Fund is not subject to such a risk.
Principal Risks
 Focused Portfolio Risk
 Foreign Investment Risk
 Investment Style Risk
 Management Risk
 Market Risk
 Smaller Company Securities Risk

A discussion of the principal risks associated with an investment in the Target Fund may be found in the Target Fund's prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are also set forth for the Target Fund in the Target Fund's prospectus and SAI and, for the Acquiring Fund, in the Merger SAI.

Fund Performance Comparison

The following bar chart and table illustrate how the Target Fund's returns have varied from year to year and compare the Target Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Target Fund by calling (800) 206-8610 (toll free). Since the Acquiring Fund has not yet commenced operations, performance information for the Fund is not yet available.

Calendar Year Total Return for Institutional Class Shares (%) for the Target Fund as of 12/31 each year

Average Annual Total Returns for the Target Fund for the periods ended 12/31/2014

Golden Small Cap Core Fund
	Inception Date of Share Class	1 Year	5 Year	Since Inception 09/13/2005
Institutional Class (before taxes)	9/13/2005	12.27%	16.64%	6.49%
Institutional Class (after taxes on distributions)	9/13/2005	12.23%	16.56%	6.42%
Institutional Class (after taxes on distributions and the sale of Fund Shares)	9/13/2005	6.98%	13.48%	5.20%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		4.89%	15.55%	7.91%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses, or taxes)		5.76%	17.27%	8.91%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Shareholder Fee and Fund Expense Comparison

The tables below describe the fees and expenses you may pay if you buy and hold shares of the Target Fund and the Acquiring Fund.
The following table entitled "Shareholder Fees" shows that neither the Institutional Class shares of the Target Fund nor the Institutional Class shares of the Acquiring Fund impose sales charges.
The following table entitled "Annual Fund Operating Expenses" allows you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for the Target Fund set forth in the following table are based on the actual expenses incurred for the Target Fund's most recent fiscal year end of June 30, 2015. The pro forma column shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended July 31, 2015, assuming the Merger had taken place at the beginning of that period. The pro forma expense information assumes that shareholders of the Target Fund approve their respective Merger with the Acquiring Fund and that the Merger is consummated. Since the Acquiring Fund has not yet commenced operations, "Annual Fund Operating Expenses" have not been provided for the Acquiring Fund and the information presented in the pro forma column is based on estimates.

The row entitled "Total Annual Fund Operating Expenses" in the "Annual Fund Operating Expenses" table shows that shareholders of the Target Fund will experience an increase in gross expenses following the Merger; however, the Acquiring Fund is subject to an expense cap which will have the effect of eliminating such increase for a specified period of time. Specifically, following completion of the Merger, the Acquiring Fund's Institutional Class shares will be subject to an expense cap that will cap the expense ratio at 1.00% through July 31, 2019. As a result, following the Merger, shareholders in the Target Fund will experience lower net expenses than they currently experience as shareholders of the Target Fund for a period of at least three years.
The Target Funds' advisory agreement provides for a unified fee structure, which means that all (or almost all) fund expenses are paid for by Golden Capital out of the advisory fees it receives from the Target Funds. The Acquiring Funds operate under a different fee structure and as such are subject to other fees in addition to the investment management fee described in the section entitled "Investment Management and Sub-Advisory Fees". Such other fees are described in the section entitled "Additional Information Regarding the Expenses of the Funds".

Shareholder Fees (fees paid directly from your investment)

	Target Fund	Pro Forma
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Target Fund	Pro Forma
Management Fees	1.10%	0.85%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.29%
Total Annual Fund Operating Expenses	1.10%	1.14%
Waiver of Fund Expenses	0.00%	(0.14%)
Total Annual Fund Operating Expenses After Waiver Fee Waiver	1.10%	1.00%[1]
1	Effective upon the closing of the Merger, the Manager has contractually committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at the amount shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Fund Expenses

The example below is intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sold your shares, you would pay:
After:	Target Fund	Pro Forma
1 Year	$112	$102
3 Years	$350	$318
5 Years	$606	$569
10 Years	$1,340	$1,332

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 57% of the average value of its portfolio. Since the Acquiring Fund has not yet commenced operations, it does not have a portfolio turnover rate.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio manager(s) for the Acquiring Fund. Following completion of the Merger, Golden Capital will serve as sub-adviser to the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Fund."

Wells Fargo Small Cap Core Fund
Manager	Wells Fargo Funds Management, LLC
Sub-Adviser	Golden Capital Management LLC
Portfolio Managers, Title, Managed Since[1]	John Campbell, Portfolio Manager/2015 Justin Carr, Portfolio Manager/2015 Greg Golden, Portfolio Manager/2005
1	Reflects portfolio manager's length of service as portfolio manager of the Target Fund. It is expected that these portfolio managers will serve as portfolio managers of the Acquiring Fund following the Merger.

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Buchalter Nemer, PC, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

Other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in the Acquiring Funds is subject to certain risks. There is no assurance that the return of an Acquiring Fund will be positive or that it will meet its investment objective. An investment in an Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in an Acquiring Fund could result in a loss of money. The following provides additional information regarding the various risks related to the Acquiring Funds identified in the section entitled "Merger Summary."

Focused Portfolio Risk. Changes in the value of a small number of issuers are likely to have a larger impact on a Fund's net asset value than if the Fund held a greater number of issuers.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Investment Style Risk. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's manager or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of each Acquiring Fund as referenced in the section entitled "Merger Summary" and also provides expenses related to the operation of the Acquiring Funds.

Manager

Funds Management is the manager to each Acquiring Fund. The following are some key facts about Funds Management:

■

Funds Management is a wholly owned subsidiary of Wells Fargo, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services.

■

Funds Management is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts.

■

Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Sub-Adviser

Golden Capital, the sub-adviser to each Acquiring Fund, is located at Five Resource Square, Suite 400, 10715 David Taylor Drive, Charlotte, North Carolina 28262. Golden Capital is a registered investment adviser that provides domestic and international equity portfolios to individual investors and institutions of all sizes. Employees of Golden Capital own, indirectly, 35% of the sub-adviser's ownership interests. Wells Fargo owns, indirectly, 65% of Golden Capital's ownership interests.

Investment Management and Sub-Advisory Fees

The Target Funds' advisory agreement provides for a unified fee structure, which means that all (or almost all) fund expenses are paid for by Golden Capital out of the advisory fees it receives from the Target Funds. The Acquiring Funds operate under a different fee structure and as such are subject to other fees in addition to the investment management fee described below. Such other fees are described in the section entitled "Additional Information Regarding the Expenses of the Funds".
As compensation for the investment management services Funds Management provides to each Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Assets Under Management	Fee
Wells Fargo Large Cap Core Fund	First $500 million	0.700%
	Next $500 million	0.675%
	Next $1 billion	0.650%
	Next $2 billion	0.625%
	Next $1 billion	0.600%
	Next $3 billion	0.590%
	Next $2 billion	0.565%
	Next $2 billion	0.555%
	Next $4 billion	0.530%
	Over $16 billion	0.505%

Wells Fargo Small Cap Core Fund	First $500 million	0.850%
	Next $500 million	0.825%
	Next $1 billion	0.800%
	Next $1 billion	0.775%
	Next $1 billion	0.750%
	Next $1 billion	0.730%
	Next $5 billion	0.720%
	Over $10 billion	0.710%

For providing sub-advisory services to each Acquiring Fund, Golden Capital is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of each Acquiring Fund's average daily net assets. Golden Capital is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to each Acquiring Fund.

Fund	Assets Under Management	Fee
Golden Large Cap Core Fund	First $1 billion	0.350%
	Over $1 billion	0.300%

Golden Small Cap Core Fund	First $200 million	0.550%
	Next $300 million	0.500%
	Over $500 million	0.450%

Prior to July 1, 2015, Funds Management provided advisory services to the Wells Fargo Large Cap Core Fund pursuant to an investment advisory agreement ("Advisory Agreement"). Effective July 1, 2015, Funds Management provides investment management services to the Fund pursuant to an investment management agreement (the "Management Agreement"), which combines the terms of the Advisory Agreement with the terms of the Fund's prior Amended and Restated Administration Agreement applicable to Fund-level administrative services. For the Fund's most recent fiscal year end, the aggregate of the advisory fees paid to Funds Management pursuant to the Advisory Agreement for the period August 1, 2014 through June 30, 2015 and the investment management fees paid to Funds Management pursuant to the Management Agreement for the period July 1, 2015 through July 31, 2015, net of any applicable waivers and reimbursements, were as follows:

Advisory/Investment Management Fees Paid

Fund/Fiscal Year or Period	Advisory/Investment Management Fees Paid
July 31, 2015
Wells Fargo Large Cap Core Fund	$2,749,081

For a discussion regarding the basis for the approval of the Wells Fargo Large Cap Core Fund's Management Agreement by the Trustees of the Acquiring Trust, please see the most recent shareholder report dated July 31, 2015. Since the Wells Fargo Small Cap Core Fund has not yet commenced operations such discussion is not provided.

Multi-Manager Arrangement

The Acquiring Fund and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or the Acquiring Fund, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management ("Multi-Manager Sub-Advisers").

Pursuant to the order, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for the Fund. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for an Acquiring Fund pursuant to the order, the Acquiring Fund is required to notify shareholders within 90 days. The Acquiring Fund is not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Acquiring Funds pay Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Acquiring Funds as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. The Wells Fargo Large Cap Core Fund's SAI and the Merger SAI contain more information regarding the administration and transfer agency service fees borne by the Acquiring Funds.

Portfolio Managers

The following portfolio managers provide day-to-day portfolio management services to the Acquiring Funds.
WELLS FARGO LARGE CAP CORE FUND
Jeff C. Moser, CFA
 Mr. Moser co-founded Golden Capital in 1999, where he currently serves as Chief Operating Officer and Portfolio Manager. Mr. Moser has managed the Fund since 2007.
John R. Campbell, CFA
 Mr. Campbell joined Golden Capital in 2006, where he currently serves as Chief Investment Officer and Portfolio Manager. Mr. Campbell has managed the Fund since 2015.
WELLS FARGO SMALL CAP CORE FUND
Justin Carr
  Mr. Carr joined Golden Capital in 2011, where he currently serves as Portfolio Manager and Analyst. Mr. Carr has managed the Target Fund since 2015 and will manage the Acquiring Fund following the Merger.
John R. Campbell, CFA
 Mr. Campbell joined Golden Capital in 2006, where he currently serves as Chief Investment Officer and Portfolio Manager. Mr. Campbell has managed the Target Fund since 2015 and will manage the Acquiring Fund following the Merger.

Greg Golden, CFA
 Mr. Golden co-founded Golden Capital in 1999, where he currently serves as President, Chief Executive Officer and Portfolio Manager. Mr. Golden has managed the Target Fund since 2005 and will manage the Acquiring Fund following the Merger.

Each Acquiring Fund's SAI (or, in the case of the Wells Fargo Small Cap Core Fund, the Merger SAI) contains additional information about the Acquiring Fund's portfolio managers, including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

Payments to Intermediaries

If you purchase an Acquiring Fund through an intermediary, the Fund and its related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your financial professional to recommend the Acquiring Fund over another investment. Consult your financial professional or visit your intermediary's Web site for more information.

MERGER INFORMATION

Board Considerations

The proposed Mergers were presented to the Board of Trustees of the Target Trust (the "Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Target Trust (the "Independent Trustees"), at meetings held on September 10, 2015 and December 11, 2015. At the meetings, representatives of Funds Management and Golden Capital provided, and the Trustees reviewed with the assistance of independent legal counsel, detailed information about the proposed reorganizations. In this regard, the Trustees reviewed responses provided by Funds Management to a due diligence questionnaire, which had been circulated and received by the Trustees prior to the December meeting, containing detailed information about the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds' investment objectives and principal investment strategies. In addition, they received a presentation from Mr. Paul Haast, Senior Vice President and Head of Product and Investments at Funds Management, outlining the terms of the reorganizations and providing information about Funds Management.

The Board considered the potential benefits, risks and costs of the Transaction to shareholders of the Target Funds. In approving the Transaction, the Board considered the following factors, among others:

Similar Investment Goals, Policies and Strategies. The Board noted that the Acquiring Funds have or are expected to have substantially the same investment goals and strategies as the Target Funds. Specifically, the Golden Large Cap Core Fund's investment objective of seeking to achieve long-term capital appreciation is the same as the Wells Fargo Large Cap Core Fund. The Golden Small Cap Core Fund's investment objective of seeking long-term total return is substantially the same as the investment objective adopted by the Wells Fargo Small Cap Core Fund. In addition, under normal market conditions, both the Golden Large Cap Core Fund and the Wells Fargo Large Cap Core Fund invest at least 80% of their total assets (plus borrowings for investment purposes) in the equity securities of large capitalization companies. Under normal circumstances, both the Golden Small Cap Core Fund and the Wells Fargo Small Cap Core Fund will invest at least 80% of their total assets (plus borrowings for investment purposes) in the equity securities of small capitalization companies. There are no significant differences in investment strategies with the exception that: 1) the Acquiring Funds limit investments in equity securities of foreign issuers (including American Depositary Receipts) to 10% of their total assets, whereas the Target Funds may invest in such issuers in unlimited amounts without regard to the 10% cap; 2) the Target Funds have a prohibition on investment in certain oil, gas and mineral exploration investments, where as the Acquiring Funds do not have such a prohibition; and 3) the Acquiring Funds may use a multi-manager structure pursuant to which Golden Capital could, but is not currently expected to, be replaced. Thus, if the proposed Mergers are consummated, Golden Capital will act as the sub-adviser to the Acquiring Funds, and the portfolio management teams that will provide advisory services to the Acquiring Funds are expected to be the same portfolio management teams that provide advisory services to the Target Funds. For these reasons, the Board concluded that there would be significant continuity of management for shareholders of the Target Funds.
Consolidation and Clarification of Product Offering and Potential Greater Prospects for Asset Growth Over Time. The Board noted that the proposed Mergers were viewed generally as an opportunity to bring mutual funds that are advised by affiliates of Wells Fargo and operating on turnkey mutual fund platforms into the Wells Fargo Funds. In doing so, Funds Management has the objective of eliminating comparable or duplicative product offerings among such other funds and the Wells Fargo Funds to reduce the potential for investor confusion. Senior representatives of Wells Fargo and Fund Management discussed the proposed Mergers with the principals of Golden Capital and each concluded that they have a mutual interest in recommending the consolidation of the small and large cap core strategies to eliminate redundancy and potential confusion in the marketplace.
 The Reorganization was Recommended by Golden Capital. The Board noted that Golden Capital, as the investment adviser to the Target Funds, was recommending the approval of the proposed Mergers.
No Change in Annual Fund Operating Expenses; Commitment to Provide Fee Waivers and Economies of Scale. The Board noted that there are no differences in the shareholder fees imposed by the Target and Acquiring Funds. In addition, the Board considered that the advisory fees paid by each Target Fund and its corresponding Acquiring Fund are the same. The Board observed, however, that the gross expense ratio of each Acquiring Fund is higher, before waivers, than its corresponding Target Fund because Golden Capital is obligated to pay all (or almost all) of the Target Funds' expenses out of its advisory fee. After waivers though, the Board observed, the expenses of the Acquiring Funds would not be higher than the Target Funds for at least the term through which new contractual fee waivers would be in effect. Thus, although shareholders of each Target Fund would experience an increase in gross expenses following the proposed Mergers, each Acquiring Fund would be subject to an expense cap which would have the effect of negating such increase for a specified period of time. Specifically, the Institutional share class of the Wells Fargo Large Cap Core Fund would be subject to an expense cap that would have the effect of capping the expense ratio at 0.70% through November 30, 2019, and the Institutional share class of the Wells Fargo Small Cap Core Fund would be subject to an expense cap that would have the effect of capping the expense ratio at 1.00% through July 31, 2019. As a result, following the proposed Mergers, shareholders in the Golden Large Cap Core Fund would experience the same net expenses as they currently experience as shareholders of the Target Fund for a period of at least three years, and shareholders in the Golden Small Cap Core Fund would experience lower net expenses than they currently experience as shareholders of the Target Fund for a period of at least three years. Further, the Board considered the potential of the Acquiring Funds to experience economies of scale as a result of being series of the Wells Fargo Funds, which had over 135 series and approximately $228 billion in assets as of June 30, 2015 because certain fixed costs (such as legal, accounting and trustee expenses) would be spread over a larger fund complex.

Tax-Free Reorganization. The Board considered that the proposed Mergers are anticipated to be treated as tax-free reorganizations for federal income tax purposes. This would result in the proposed Mergers being conducted in a manner that is intended not to impose any adverse tax consequences to the Target Funds and their shareholders.
Costs of the Transaction. The Board also considered that, pursuant to the Agreements and Plans of Reorganization (the "Plans"), the Adviser, and not the Target Funds' shareholders, will bear the expenses in connection with the proposed Mergers.
The Terms and Conditions of the Mergers. The Board considered the terms of each Plan. In particular, the Board noted that the transfer of each Target Fund's assets to its corresponding Acquiring Fund would be in exchange for Institutional Class shares of the relevant Acquiring Fund and the relevant Acquiring Fund's assumption of all liabilities of the corresponding Target Fund. In addition, the Board noted that Funds Management confirmed that, based on its analysis of valuation policies for holdings in the Target Funds, the valuation policies of the Target Funds and the Acquiring Funds are substantially the same in all material respects. Accordingly, the Target Funds' assets would be valued the same immediately following the Mergers as they were immediately before the Mergers, and no shareholder dilution would occur as a result of the proposed Mergers.
Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trustees on behalf of the Target Funds, including all of the Independent Trustees, concluded that participating in the proposed Mergers is in the best interests of the Target Funds and that no dilution of value would result to the shareholders of the Target Funds from the proposed Mergers. The Board approved each Plan on December 11, 2015, and recommended that shareholders of each Target Fund approve the applicable Plan.

Agreements and Plans of Reorganization

Each Target Fund will be reorganized into its corresponding Acquiring Fund pursuant to the relevant Plan, which are attached as Exhibit A and B, as applicable. The following summary is qualified in its entirety by reference to those exhibits. Capitalized terms used below not previously defined herein have the meanings described in the relevant Plan.
Each Plan provides that the relevant Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange solely for shares of the Acquiring Fund and the Acquiring Fund's assumption of all of that Target Fund's liabilities, at 9:00 a.m. Eastern Time on the Closing date (the "Effective Time"). Those shares will have a value equal to the value of those assets (measured on the business day immediately preceding the Closing Date) net of those liabilities.
With respect to the Merger of the Golden Large Cap Core Fund and the Wells Fargo Large Cap Core Fund, the number of full and fractional Institutional Class shares of the Acquiring Fund to be received by its corresponding Target Fund will be determined by dividing the value of assets net of known liabilities of the Target Fund by the net asset value ("NAV") of one share of the Acquiring Fund Institutional Class. The relevant Plan specifies that the method of determining the value of the assets, net of liabilities, and the NAV of the Target Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Closing Date or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

With respect to the Merger of the Golden Small Cap Core Fund and the Wells Fargo Small Cap Core Fund, the number of full and fractional shares of each class of the Acquiring Fund to be received by each class of the Target Fund will be equal to the number of full and fractional shares of the relevant class of the Target Fund at the Effective Time.

 Because the Golden Large Cap Core Fund's taxable year will end as a result of its Merger, prior to the Closing Date such Fund will declare a distribution. Such distribution, together with all previous distributions, will have the effect of distributing to such Fund's shareholders (in its shares, or in cash, as each shareholder has previously elected) substantially all of such Fund's: (i) undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and (ii) undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryovers).
At the Effective Time or as soon as reasonably practicable thereafter, each Target Fund will liquidate and distribute pro rata to its shareholders of record  as of the close of business on the Valuation Date the full and fractional shares of the corresponding Acquiring Fund received by the Target Fund based on the shares of the Target Fund owned by such shareholders. After these distributions and the winding up of its affairs, each Target Fund will be terminated as a series of the Target Trust in accordance with applicable law and its Trust Instrument as from time to time amended, supplemented or restated (the "Trust Instrument").
A majority of the Trustees of either the Target Trust or the Acquiring Trust, may terminate a Plan on behalf of the relevant Target Fund or Acquiring Fund, respectively, under certain circumstances. In addition, completion of each Merger is subject to numerous conditions set forth in the relevant Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion to the effect that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes.
Whether or not a Merger is consummated, Funds Management or one of its affiliates will pay all expenses incurred by each Target Fund and Acquiring Fund in connection with the Mergers (including the cost of any proxy solicitor), except portfolio transaction costs incurred in purchasing or disposing of securities. If a Target Fund's shareholders do not approve its Merger, the Trustees of the Target Trust, on behalf of the Target Fund, may consider other possible courses of action with respect to the Target Fund, including, without limitation, a merger with another fund or a liquidation of the Target Fund.

Material U.S. Federal Income Tax Consequences of the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of the Mergers, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Mergers; a holder of Target Fund shares through a tax-deferred account; an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.
We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Merger of your Target Fund and of holding Acquiring Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of each Merger as Tax-Free "Reorganization" Under the Internal Revenue Code

The obligation of each Acquiring Fund and the corresponding Target Fund to consummate their Merger is contingent upon the Trusts' receipt of an opinion from Buchalter Nemer, PC, tax counsel to the Acquiring Trust, to the effect that the Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code (specifically, section 368(a)(1)(C) in the case of the Merger involving the Golden Large Cap Core Fund and section 368(a)(1)(F) in the case of the Merger involving Golden Small Cap Core Fund), and therefore:

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no gain or loss will be recognized by the Acquiring Fund upon receipt of the corresponding Target Fund's assets in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

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the Acquiring Fund's tax basis in the assets of the corresponding Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

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the Acquiring Fund's holding period for each asset of the corresponding Target Fund will include the period during which such asset was held by the Target Fund;

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no gain or loss will be recognized by a Target Fund upon the transfer of the Target Fund's assets to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund's shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of the Acquiring Fund's shares by the Target Fund to its shareholders in liquidation;

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no gain or loss will be recognized by a Target Fund's shareholders upon the exchange of their Target Fund shares for corresponding Acquiring Fund shares;

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the tax basis of an Acquiring Fund's shares that a corresponding Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

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a Target Fund shareholder's holding period for his or her corresponding Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor; and

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an Acquiring Fund will succeed to, and take into account the attributes of the corresponding Target Fund described in Section 381(c) of the Internal Revenue Code.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by each Trust on behalf of its Fund.

Status as a Regulated Investment Company
 Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.
Distribution of Income and Gains
 If a substantial portion of the securities held by your Target Fund are disposed of prior to its Merger, it could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Merger of the Golden Large Cap Core Fund will be distributed to the Target Fund's shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.
Additionally, the Golden Large Cap Core Fund's taxable year will end as a result of its Merger, which will accelerate distributions to shareholders from that Fund for its short taxable year ending on the date of the Merger. Specifically, prior to its Merger, that Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. A Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Merger not occurred.

Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses
 For net capital losses realized in taxable years that began before January 1, 2011, U.S. federal income tax law permits a Fund to carry over a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryover is treated as a short-term capital loss in the taxable year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, (1) a Fund is permitted to carry over a net capital loss to offset its capital gain indefinitely, (2) the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and (3) the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-over capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry over any net operating losses.
In addition, a Fund's capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after a Merger under various provisions of the Internal Revenue Code. However, as of the date of this proxy statement/prospectus, none of the Funds has any capital loss carryovers or unrealized losses that are expected to be limited as a result of either Merger. Even if a Merger does not result in the limitation on the use of a Fund's losses, prior or future transactions by a Fund may have done or do so.
U.S. Federal Income Taxation of an Investment in an Acquiring Fund
 The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.
Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.
Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of an Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of an Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers an Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If an Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If an Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.
Moreover, an Acquiring Fund may retain for investment all or a portion of its net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, an Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

For a description of an Acquiring Fund's ability to use capital loss carryovers, see "Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses" above.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. Each Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, an Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. Each Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.

 If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which an Acquiring Fund invests will be deemed "Section 1256 contracts." Each Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash.

Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for an Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

Each Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by an Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction available to corporate shareholders.

An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and other qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. Neither  Acquiring Fund has yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If an Acquiring Fund acquires any equity interest in a PFIC, the Acquiring Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Acquiring Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Acquiring Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. An Acquiring Fund may attempt to limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an Acquiring Fund may incur the tax and interest charges described above in some instances. Dividends paid by an Acquiring Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by an Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although an Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, an Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on an Acquiring Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, an Acquiring Fund's earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. Each Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of net gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by an Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held an Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to an Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this prospectus/proxy statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 39.6% on ordinary income and 20% on long-term capital gain.

In general, "qualified dividend income" realized by noncorporate Acquiring Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If 95% or more of an Acquiring Fund's gross income (excluding net capital gain) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders. In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Acquiring Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from an Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder's "modified adjusted gross income" over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Funds will not pay any additional amounts in respect to any amounts withheld.

The Acquiring Fund shareholders are advised to discuss with their own tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. Each Acquiring Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28%of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as" portfolio interest," short-term capital gain or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. Under legislation that has been available from time to time (but not in effect at the date of this prospectus/proxy statement), an Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to "portfolio interest" or short-term capital gain and certain other requirements were met. However, an Acquiring Fund cannot provide any assurance that it will make any such designations even if it could make them.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in an Acquiring Fund.
Before investing in an Acquiring Fund's shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of an Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in an Acquiring Fund. Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of an Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Buying, Selling and Exchanging Fund Shares

SHARE CLASS INFORMATION

The following is a summary description of the share classes of the Target Funds and the Acquiring Funds involved in the Mergers.
TARGET FUNDS
 Institutional Class shares of each Target Fund are designed for institutional investors (such as investment advisers, financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts. Institutional Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge, 12b-1 fee or shareholder servicing fee.
ACQUIRING FUNDS
 Institutional Class shares of each Acquiring Fund are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional Class shares are offered at NAV without a front-end sales charge, contingent deferred sales charge, 12b-1 fee or shareholder servicing fee.

Purchase and Redemption Information

Shares of the Target Funds and Acquiring Funds may be bought and sold directly or through certain intermediaries. Additional information on how you can buy, sell or exchange shares of each Fund is available for a Target Fund and the Wells Fargo Large Cap Core Fund in the Fund's prospectus and SAI and, for the Wells Fargo Small Cap Core Fund, in Exhibit B to this prospectus/proxy statement and the Merger SAI. Foreside Fund Services, LLC serves as principal underwriter for the Target Funds and Wells Fargo Distributor, LLC serves as principal underwriter for the Acquiring Funds.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Target Funds and the Acquiring Funds, respectively. Following the Mergers, former shareholders of the Target Funds that received Instititutional Class shares of an Acquiring Fund may purchase Instititional Class shares of any Wells Fargo Fund at their former minimum investment amount.

Golden Large Cap Core Fund	Minimum Initial Investment	Subsequent Investment
Institutional Shares
Shared Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000

Golden Small Cap Core Fund	Minimum Initial Investment	Subsequent Investment
Institutional Shares
Shared Accounts	$2,500	$1,000
Retirement Accounts	$2,500	$1,000

Wells Fargo Large Cap Core Fund	Minimum Initial Investment	Subsequent Investment
Institutional Shares
All Accounts	$1 million	No minimum

Wells Fargo Small Cap Core Fund	Minimum Initial Investment	Subsequent Investment
Institutional Shares
All Accounts	$1 million	No minimum

Each Target Fund reserves the right to waive minimum investment amounts if deemed appropriate by an officer of the Target Trust.
The following investors may buy Institutional Class shares of an Acquiring Fund and are not subject to a minimum initial investment amount, except as noted below:

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Employee benefit plan programs;

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Broker-dealer managed account or wrap programs that charge an asset-based fee;

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Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

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Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

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Internal Revenue Code Section 529 college savings plan accounts;

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Funds of funds, including those advised by Funds Management;

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Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

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Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

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Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

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Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund; and

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Certain investors and related accounts as detailed in the SAI for the Wells Fargo Large Cap Core Fund and the Merger SAI for the Wells Fargo Small Cap Core Fund.

Eligibility requirements for Institutional Class shares of an Acquiring Fund may be modified or discontinued at any time.
Foreign Shareholders. Funds Management has adopted a policy that generally only permits investments in the Wells Fargo Funds by shareholders having both a U.S. address and taxpayer identification number ("TIN") on record with the Wells Fargo Funds. As a result of this policy, following the Mergers, shareholders of a Target Fund for whom the Wells Fargo Funds do not have both a U.S. address and TIN on record and for whom an exception has not been made will no longer be able to make additional investments in the Acquiring Funds, or purchases, exchanges, or transfers, into another Wells Fargo Fund. This includes purchases through direct deposit, automatic investments, or automatic exchanges. In addition, following the Mergers, all dividend or capital gains distributions will be paid to foreign shareholders in cash and mailed to each affected shareholder at his or her current address of record, except that for IRAs, dividends and capital gains will continue to be reinvested until an affected shareholder reaches age 59 ½. For accounts to be eligible for future purchase transactions, the account registration with the Wells Fargo Funds must be at a valid U.S. address and have a valid U.S. TIN on record.

Exchange Privileges

Shares of each Target Fund may be exchanged for shares of the other Target Fund. Shares of each Acquiring Fund may be exchanged for shares of the same class of any other Wells Fargo Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial investment amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund's prospectus and SAI (other than for the Wells Fargo Small Cap Core Fund, for which certain information can be found in Exhibit B of this prospectus/proxy statement and the Merger SAI).

Small Account Redemptions

ACQUIRING FUNDS
We reserve the right to redeem accounts that have values that fall below a Fund's minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account value above the Fund's minimum initial investment amount. Following the Mergers, the minimum account balance that will apply to former Target Fund shareholders will be the same as their former minimum account balance, which is detailed in the table in the following section.  Please call Investor Services at 1-800-222-8222 or contact your financial professional for further details.
TARGET FUNDS
If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance	Institutional Shares
Standard Accounts	$1,000
Retirement Accounts	$500

RIGHT TO FREEZE ACCOUNTS, SUSPEND ACCOUNT SERVICES OR REJECT OR TERMINATE AN INVESTMENT

Each Acquiring Fund reserves the right, to the extent permitted by law and/or regulations, to freeze any account or suspend account services when we have received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when we believe a fraudulent transaction may occur or has occurred. Additionally, each Acquiring Fund reserves the right to reject any purchase or exchange request and to terminate a shareholder's investment, including closing the shareholder's account.

Fund Policies and Procedures

Frequent Purchases and Redemptions of Fund Shares

Each Acquiring Fund reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that an Acquiring Fund determines could harm the Acquiring Fund may be rejected.
Excessive trading by Acquiring Fund shareholders can negatively impact the Acquiring Fund and its long-term shareholders in several ways, including disrupting investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Acquiring Fund shares can negatively impact the Acquiring Fund's long- term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain funds may be more susceptible than others to these negative effects. For example, funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, funds that have a greater percentage of their investments in small company securities may be more susceptible than other funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.
The Acquiring Funds are not designed to serve as vehicles for frequent trading. The Acquiring Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by shareholders. The Board for the Acquiring Trust has approved the Acquiring Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to an Acquiring Fund by increasing expenses or lowering returns. In this regard, the Acquiring Funds take steps to avoid accommodating frequent purchases and redemptions of shares by shareholders. Funds Management monitors available shareholder trading information across all Wells Fargo Funds that are subject to these policies and procedures on a daily basis. If a shareholder redeems $5,000 or more (including redemptions that are part of an exchange transaction) from such a Wells Fargo Fund, that shareholder is "blocked" from purchasing shares of that Wells Fargo Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

■

Dividend reinvestments;

■

Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Wells Fargo Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.
In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.
A financial intermediary through whom you may buy shares of an Acquiring Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Acquiring Fund shares using standards different from the standards used by Funds Management and discussed above. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you buy Acquiring Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Dividend Policy

The Target Funds and Acquiring Funds each distribute their investment company taxable income and their net realized gains annually.
With respect to both the Target Funds and the Acquiring Funds, unless a shareholder chooses otherwise on the account application, all dividend, capital gain and other distribution payments made by a Fund will be reinvested in additional shares of the Fund. Alternatively, a shareholder may elect to receive all distributions in cash.
Another distribution option for the Target Funds is to have your distributions of $10 or more sent directly to your bank account or paid to you by check.
Another distribution option for the Acquiring Funds is to reinvest dividends and capital gains earned into an existing account in another Wells Fargo Fund in the same share class and same registration automatically.

Pricing Fund Shares

The following describes how the Acquiring Funds price their shares.

An Acquiring Fund's NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although an Acquiring Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Acquiring Fund. The most recent NAV for each class of an Acquiring Fund is available at wellsfargofunds.com. To calculate the NAV of an Acquiring Fund's shares, the Acquiring Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however under unusual or unexpected circumstances an Acquiring Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that an Acquiring Fund's assets are traded in various markets on days when the Acquring Fund is closed, the value of the Acquiring Fund's assets may be affected on days when you are unable to buy or sell shares. Conversely, trading in some of an Acquiring Fund's assets may not occur on days when the Acquiring Fund is open.

With respect to any portion of an Acquiring Fund's assets that may be invested in other mutual funds, the value of the Acquiring Fund's shares is based on the NAV of the shares of the other mutual funds in which the Acquiring Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent an Acquiring Fund invests a portion of its assets in non-registered investment vehicles, the Acquiring Fund's interests in the non-registered vehicles are fair valued at NAV.

With respect to an Acquiring Fund's assets invested directly in securities, the Acquiring Fund's investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which an Acquiring Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which an Acquiring Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of an Acquiring Fund's securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Acquiring Fund's Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Acquiring Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Wells Fargo Large Cap Core Fund SAI and the Merger SAI for additional details regarding the determination of NAVs.

Information on Shareholders' Rights

Form of Organization

The Target Funds and Acquiring Funds are series of the Target Trust and Acquiring Trust, respectively. Each Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its respective governing trust document—for the Acquiring Trust, the Amended and Restated Declaration of Trust (the "Declaration of Trust"), and for the Target Trust, the Trust Instrument—and applicable state and federal law.

Capitalization

The beneficial interests in the Target Funds and the Acquiring Funds are represented by an unlimited number of transferable shares of beneficial interest. The Target Trust's and Acquiring Trust's governing documents permit the Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by both the Target Funds and Acquiring Funds. Each Target Fund's and Acquiring Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Target Trust or the Acquiring Trust (together, the "Trusts") or shareholders of the Trusts are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the relevant Trust may be subject to liability. To guard against this risk, each of the Trust Instrument and Declaration of Trust (a) provides that any written obligation of such Trust may contain a statement that such obligation may only be enforced against the assets of the relevant Trust or the particular series in question and the obligation is not binding upon the shareholders of the relevant Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the relevant Trust. Accordingly, the risk of a shareholder of a Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

The Trusts are not required to hold annual meetings of shareholders and do not currently intend to hold regular shareholder meetings. With respect to each Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holder(s) of at least 10% of the outstanding shares of the relevant Trust. With respect to the Target Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares. With respect to the Acquiring Trust, any Trustee may be removed by action of at least 2/3 of the outstanding shares or if required by Section 16(c) of the 1940 Act, as interpreted by the staff of the SEC.

Each Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted in the election of Trustees. Except when a larger quorum is required by applicable law, 33 1/3% of the issued and outstanding shares of each Fund entitled to vote constitutes a quorum for consideration of a matter. For each Fund, when a quorum is present a majority (greater than 50%) of the votes cast is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that, with respect to the Target Trust, a plurality of the shares voted may elect a Trustee.

The Trust Instrument of the Target Trust and the Declaration of Trust of the Acquiring Trust each provides that each share is entitled to one vote, and each fractional share to a proportionate fraction of a vote.

Liquidation

In the event of the liquidation of any of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the applicable Board of Trustees, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Trust Instrument for the Target Trust, each Trustee of the Target Trust is entitled to be indemnified to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee and against amounts paid or incurred by him or her in the settlement thereof, subject to certain exceptions. For example, a Trustee may be liable to the relevant Target Fund and its shareholders for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. The Target Trust may advance money for litigation expenses provided that the Trustee undertakes to repay the relevant Target Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

Under the Declaration of Trust for the Acquiring Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Acquiring Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Trust Instrument of the Target Trust, the Declaration of Trust of the Acquiring Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Trust Instrument, the Declaration of Trust and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of each Target Fund in connection with the solicitation of proxies by the Trustees of the Target Trust, to be used at the Meeting to be held at 10:00 a.m., Eastern Standard Time, on March 18, 2016 at the offices of Forum Funds, 3 Canal Plaza, Suite 600, Portland, Maine 04101, and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of each Target Fund on or about  February 27, 2016. Only shareholders of record as of the close of business on January 19, 2016 (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by other means, such as by telephone, or attend the Meeting in person. (See the back of this prospectus/proxy statement and the proxy card for voting instructions.) If you wish to attend the Meeting in person, please call 800-461-9313 for instructions.
You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the relevant Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the relevant Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Target Fund Trustees, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.
Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Target Trust at the address above, stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Target Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Target Trust prior to the date of the Meeting, in accordance with the methods prescribed in this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the relevant Plan.
The Trust Instrument of the Target Fund states that one-third of the issued and outstanding shares of a Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting. However, approval of a Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Target Fund.
In voting on a Plan, each share of the relevant Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.
Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of AST Fund Solutions, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, AST Fund Solutions, the proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $11,741 with respect to the proposal covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Mergers will be paid by Funds Management or one of its affiliates.

 In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes will not be voted on a motion to adjourn.
A shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Trust Instrument to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result directly in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if each Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of each Target Fund may be redeemed at any time prior to the consummation of its Mergers. Shareholders of the Target Funds may wish to consult their own tax advisers and financial planners as to any differing consequences of redeeming Target Fund shares prior to the Mergers or exchanging such shares in the Mergers.
The Merger of each Target Fund is not conditioned on the Merger of the other Target Fund. Accordingly, the failure of a Target Fund's shareholders to vote to approve its Merger will not preclude consummation of the other Target Fund's Merger. If a Target Fund's shareholders do not vote to approve its Merger, the Trustees of the Target Trust may consider other possible courses of action for that Target Fund, including liquidation.
The votes of the shareholders of the Acquiring Funds are not being solicited by this prospectus/proxy statement and are not required to carry out the Mergers.
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Funds whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

The number of shares of each Target Fund outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Golden Large Cap Core
Institutional Class	8,760,242.704	8,760,242.704
Golden Small Cap Core Fund
Institutional Class	7,698,374.078	7,698,374.078

As of January 19, 2016, the officers and Trustees of the Target Trust owned as a group less than 1% of the outstanding shares of any class of each Target Fund and the officers and Trustees of the Acquiring Trust owned as a group less than 1% of the outstanding shares of any class of each Acquiring Fund. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the respective Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of January 19, 2016. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

Golden Large Cap Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
NFS LLC FEBO US Bank National Association Omnibus 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Institutional	4,472,605.256	51.06%
NFS LLC FEBO US Bank National Association Omnibus 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	Institutional	591,470.379	6.75%

Golden Small Cap Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
None	Institutional	None	None

Wells Fargo Large Cap Core Fund
Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	Institutional	11,935,792.4660	63.86%
MLPF & S For The Sole Benefit Of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr. E, Floor 3 Jacksonville, FL 32246-6484	Institutional	2,585,612.7180	13.83%
First Clearing, LLC Special Custody Account For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis, MO 63103-2523	Institutional	1,094,352.3930	5.8%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept., 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-2010	Institutional	1,081,653.5780	5.79%
UBS WM USA Omni Account Attn: Department Manager 1000 Harbor Blvd., 5th Floor Jersey City, NJ 07310	Institutional	958,038.7650	5.13%

Financial Statements

The audited financial highlights of each Target Fund and the Wells Fargo Large Cap Core Fund for the last five fiscal years are incorporated by reference from the applicable Fund's prospectus. Since the Wells Fargo Small Cap Fund is a Shell Fund, it has not yet commenced operations and therefore, financial statements for this particular Acquiring Fund are not yet available.
The Merger SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Acquiring Funds, and BBD, LLP, independent registered public accounting firm to the Target Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Golden Large Cap Core Fund	6/30/2015	Audited
Golden Small Cap Core Fund	6/30/2015	Audited
Wells Fargo Large Cap Core Fund	7/31/2015	Audited

Pro Forma Capitalization

GOLDEN LARGE CAP CORE FUND INTO WELLS FARGO LARGE CAP CORE FUND
The following table sets forth the capitalizations of each of the Target and Acquiring Funds as of July 31, 2015, and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.92 for each Institutional Class share of the Acquiring Fund issued for each Institutional Class share of the Target Fund. The exchange ratio used in the Merger will likely be different from the one shown here. The Wells Fargo Large Cap Core Fund will be the accounting survivor following the Merger.

	Golden Large Cap Core Fund (Target Fund)	Wells Fargo Large Cap Core Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$0	$97,040,869	$0	$97,040,869
Class C	$0	$53,076,322	$0	$53,076,322
Administrator Class	$0	$83,692,149	$0	$83,692,149
Institutional Class	$104,239,076	$63,235,345	$0	$167,474,421
Investor	$0	$286,809,017	$0	$286,809,017
Total	$104,239,076	$583,853,702	$0	$688,092,778
Net Asset Value per Share
Class A	N/A	$15.81		$15.81
Class C	N/A	$15.61		$15.61
Administrator Class	N/A	$15.87		$15.87
Institutional Class	$14.70	$15.91		$15.91
Investor	N/A	$15.85		$15.85
Total Shares Outstanding
Class A	N/A	6,136,488	0	6,136,488
Class C	N/A	3,400,174	0	3,400,174
Administrator Class	N/A	5,272,311	0	5,272,311
Institutional Class	7,091,770	3,974,802	(539,606)	10,526,966
Investor	N/A	18,095,976	0	18,095,976
Total	7,091,770	36,879,751	(539,606)	43,431,915

GOLDEN SMALL CAP CORE FUND INTO WELLS FARGO SMALL CAP CORE FUND
The following table sets forth the capitalization of the Target Fund as of July 31, 2015, and the capitalization of the Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. Since the Acquiring Fund is a "Shell Fund", no capitalization figures have been provided with respect to the Acquiring Fund.The pro forma data reflects an exchange ratio of approximately 1.00 for each Institutional Class share of the Acquiring Fund issued for each Institutional Class share of the Target Fund. The Golden Small Cap Core Fund will be the accounting survivor following the Merger.

	Golden Small Cap Core Fund (Target Fund)	Adjustments	Wells Fargo Small Cap Core Pro forma
Total Net Assets
Institutional Class	$88,026,890	$0	$88,026,890
Total	$88,026,890	$0	$88,026,890
Net Asset Value per Share
Institutional Class	$18.84	$0	$18.84
Total Shares Outstanding
Institutional Class	4,672,181	0	4,672,181
Total	4,672,181	0	4,672,181

Additional Information

The Target Trust and the Acquiring Trust are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.
Reports, proxy material, registration statements, and other information can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.
Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Other Business

The Trustees of the Target Trust do not intend to present any other business at the Meeting. If any other matters are properly presented at the Meeting for action by shareholders of a Target Fund, the persons named as proxies will vote in accordance with the views of management of the Target Fund.

THE TRUSTEES OF THE TARGET TRUST RECOMMEND APPROVAL OF THE PLAN WITH RESPECT TO EACH TARGET FUND. ANY PROPERLY EXECUTED PROXY CARDS RECEIVED WITHOUT INSTRUCTIONS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

February 12, 2016

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call AST Fund Solutions, our proxy solicitor, at 800-461-9313 (toll free).

EXHIBIT A

Agreement and Plan of Reorganization - Wells Fargo Large Cap Core Fund and Golden Large Cap Core Fund

Dated as of January 29, 2016

This AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") is made as of this 29th day of January, 2016, by and among the Wells Fargo Funds Trust (the "WF Fund Trust"), a Delaware statutory trust, for itself and with respect to the Acquiring Fund, as defined below, acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Forum Funds (the "Forum Fund Trust"), a Delaware statutory trust, for itself and with respect to the Target Fund, as defined below, acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; and as to Section 16 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment manager to each series of the WF Fund Trust;

WHEREAS, the WF Fund Trust and the Forum Fund Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
 WHEREAS, Wells Fargo Funds Management and Golden Capital Management, LLC, the investment adviser to the Target Fund, are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;
 WHEREAS, the parties desire that the Acquiring Fund acquire all of the Assets and assume all of the Liabilities of the Target Fund, as defined below, in exchange for shares of the Acquiring Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (collectively, the "Reorganization");
 WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Fund and the Target Fund each will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:
1. Definitions.
 In addition to the terms defined above, the following terms shall have the following meanings:
1933 Act:The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
Acquiring Class: The Institutional Class of shares of the Acquiring Fund that the WF Fund Trust will issue to the Target Fund.
Acquiring Fund: Wells Fargo Large Cap Core Fund.
Acquiring Fund Financial Statements: The audited financial statements of the Acquiring Fund for its most recently completed fiscal year together with the unaudited financial statements of the Acquiring Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List: A list of securities and other Assets of or attributable to the Target Fund as of the date provided.
Atlantic: Atlantic Fund Administration, LLC.
Board: The Board of Trustees of the WF Fund Trust or the Forum Fund Trust, as applicable.
Closing Date: May 6, 2016, or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.
Effective Time: 9:00 a.m. Eastern Time on the business day following the Closing Date, or such other time and date as the parties may agree to in writing.
Fund: The Acquiring Fund or the Target Fund, as applicable.
Liabilities: All liabilities of, or allocated or attributable to, a Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liabilities of the Target Fund include all of its present or future obligations under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).
Material Agreements: The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents: With respect to the Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as the WF Fund Trust reasonably deems necessary or desirable to effect the Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to the Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Forum Fund Trust reasonably deems necessary or desirable to effect the Acquiring Fund's assumption of all of the Target Fund's Liabilities.
Registration Statement: The WF Fund Trust's registration statement on Form N-14 relating to the Reorganization.
Schedule A: Schedule A to this Plan, as it may be amended from time to time.
Target Class: The Institutional Class shares of the Target Fund.
Target Fund: Golden Large Cap Core Fund.
Target Fund Financial Statements: The audited financial statements of the Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.
Valuation Time: The last time on the Closing Date, or such other time and date as the parties may agree to in writing, when the WF Fund Trust determines the net asset value of the shares of the Acquiring Fund as set forth in its currently effective registration statement on Form N-1A as filed with the SEC. In the event the New York Stock Exchange or another primary trading market for portfolio securities of either Fund shall be closed to trading, or trading thereon shall be restricted or trading or the reporting of trading on the New York Stock Exchange or other primary trading market shall be disrupted so that accurate appraisal of the value of the net assets of either Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored. In such event, the Effective Time shall automatically be postponed so that it occurs on the first business day after the Valuation Time.

2. Regulatory Filings. The WF Fund Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and the Forum Fund Trust shall assist the WF Fund Trust in preparing any such required filings.
3. Transfer of Target Fund Assets. The Forum Fund Trust, with respect to the Target Fund, and the WF Fund Trust, with respect to the Acquiring Fund, shall take the following steps with respect to the Reorganization:
(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, the Assets List to the Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify the Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.
(b) The Forum Fund Trust shall assign, transfer, deliver and convey the Target Fund's Assets to the Acquiring Fund at the Effective Time. In exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously assume the Target Fund's Liabilities and issue and deliver to the Target Fund full and fractional shares of beneficial interest of the Acquiring Class. The Acquiring Fund shall determine the number of shares of the Acquiring Class to issue by dividing the value of the Target Fund's Assets net of its known Liabilities by the net asset value of one Acquiring Class share. Based on this calculation, the Acquiring Fund shall issue shares of beneficial interest of the Acquiring Class with an aggregate net asset value equal to the value of the Target Fund's Assets net of its known Liabilities at the Effective Time. The Acquiring Fund shall then accept those Assets and assume those Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets shall become and be Assets of the Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(c) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Target Fund's Assets to be conveyed net of the Target Fund's Liabilities, as of the Valuation Time in accordance with the WF Fund Trust's current valuation procedures as described in the then-current prospectus or statement of additional information of the Acquiring Fund. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.
(d) The Forum Fund Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of the Acquiring Fund. The Forum Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds. In addition, the Forum Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.
4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. The Forum Fund Trust, with respect to the Target Fund, and the WF Fund Trust, with respect to the Acquiring Fund, shall take the following steps with respect to the Reorganization:
(a) At or as soon as is reasonably practical after the Effective Time, the Forum Fund Trust shall distribute to shareholders of record of the Target Class at the time the shares of beneficial interest of the Acquiring Class pro rata on the basis of the shares of the Target Class owned by each such shareholder. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Forum Fund Trust may have declared with respect to the Target Class shares. The WF Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Acquiring Fund shares. The WF Fund Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Fund. The Forum Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund in accordance with applicable law and regulations and its Trust Instrument and By-Laws, each as amended, as soon as is reasonably practicable after the Effective Time.
(b) At and after the Closing Date, the Forum Fund Trust, with respect to the Target Fund, shall provide the WF Fund Trust, with respect to the Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders of record at the Effective Time and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Forum Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by Wells Fargo Funds Management pursuant to Section 16 of this Plan. As soon as practicable following the Reorganization, the Forum Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of the Target Class, to the WF Fund Trust, and the WF Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.
5. Representations, Warranties and Agreements of the Forum Fund Trust. The Forum Fund Trust, for itself and with respect to the Target Fund, separately and not jointly, represents and warrants to, and agrees with, the WF Fund Trust, as follows:
(a) The Forum Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Forum Fund Trust duly established and designated the Target Fund as a series of the Forum Fund Trust and the Target Class as a class of the Target Fund. The Forum Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.
(b) The Forum Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.
(c) The Board of the Forum Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Forum Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Forum Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Forum Fund Trust, the Trust Instrument and By-Laws, each as amended, of the Forum Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Forum Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Forum Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.
(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code.

(e) The Forum Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.
(f) The Forum Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Forum Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Target Fund, except as has been disclosed to the WF Fund Trust.
(g) Except as otherwise provided herein, the Forum Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and other distributions pursuant to standard dividend and other distribution policies approved by the Forum Fund Trust's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and other distributions deemed advisable by the Target Fund after consultation with the Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends necessary to avoid a fund-level tax for the taxable year ending on the Closing Date and, as applicable, any prior taxable year in respect of which the Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Forum Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset capital loss carryovers for U.S. federal income tax purposes).
(h) At the Effective Time, the Forum Fund Trust with respect to the Target Fund will have good and marketable title to its Assets and full right, power and authority to assign, transfer, deliver and convey such Assets.
(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.
(j) To the knowledge of the Forum Fund Trust, except as has been disclosed to the WF Fund Trust, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the date of the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Forum Fund Trust for fees previously waived or deferred by such service provider.
(k) Except as has been disclosed to the WF Fund Trust: (i) the Forum Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Forum Fund Trust in respect of the Target Fund, the Target Fund or the Target Fund's Assets or business, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Forum Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Forum Fund Trust in respect of the Target Fund, the Target Fund or the Target Fund's Assets or business, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the Forum Fund Trust in respect of the Target Fund, nor to its knowledge, any investment adviser or principal underwriter of the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.
(l) All contracts and agreements other than the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, that are material to the Target Fund's business and to which the Forum Fund Trust is a party or by which it is bound, in each case, in respect of the Target Fund, are listed on Schedule A. Except as has been disclosed to the WF Fund Trust, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.
(m) The Forum Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and has made available to the WF Fund Trust all of the Target Fund's previously filed tax returns. No such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Forum Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).
(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.
(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(p) Any information provided in writing by the Forum Fund Trust in respect of the Target Fund for use, to the extent applicable, in the Registration Statement, does not, and from the date provided through and until the date of the meeting of the Target Fund shareholders relating to the Reorganization will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WF Fund Trust a certificate identifying the Assets of the Target Fund held by it as of the Valuation Time.
(r) Subject to the provisions of this Plan, the Forum Fund Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.
6. Representations, Warranties and Agreements of the WF Fund Trust. The WF Fund Trust, for itself and with respect to the Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the Forum Fund Trust as follows:

(a) The WF Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WF Fund Trust duly established and designated the Acquiring Fund as a series of the WF Fund Trust and the Acquiring Class as a class of the Acquiring Fund. The WF Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The WF Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the WF Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WF Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WF Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WF Fund Trust, the Amended and Restated Declaration of Trust of the WF Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WF Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WF Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code.

(e) The WF Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Acquiring Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. Before the Closing Date, the WF Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered hereunder to the Target Fund as of the Effective Time. When so issued and delivered, all the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.

(f) The WF Fund Trust with respect to the Acquiring Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act, and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The WF Fund Trust with respect to the Acquiring Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Acquiring Fund, except as has been disclosed to the Forum Fund Trust.

(g) Except as otherwise provided herein, the WF Fund Trust shall operate the business of the Acquiring Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and other distributions pursuant to standard dividend and other distribution policies approved by the WF Fund Trust's Board prior to the date of this Plan, or otherwise in the ordinary course of business , (ii) the declaration and payment of any other dividends and other distributions deemed advisable by mutual agreement of the Acquiring Fund and the Target Fund in anticipation of the Reorganization, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization.

(h) The Acquiring Fund Financial Statements fairly present the financial position of the Acquiring Fund as of the date indicated. The Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(i) To the knowledge of the WF Fund Trust, except as has been disclosed to the Forum Fund Trust, the Acquiring Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Acquiring Fund Financial Statements, and 2) Liabilities incurred in the ordinary course of business subsequent to the date of the Acquiring Fund Financial Statements. The Acquiring Fund does not have any Liabilities to any service provider of the WF Fund Trust for fees previously waived or deferred by such service provider.

(j) Except as has been disclosed to the Forum Fund Trust, (i) the WF Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WF Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or the Acquiring Fund's Assets or business, or against any investment manager or principal underwriter of the Acquiring Fund relating to the services such manager or underwriter provides to the Acquiring Fund; and (ii) the WF Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WF Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or the Acquiring Fund's Assets or business, or against any investment manager or principal underwriter of the Acquiring Fund relating to the services such manager or underwriter provides to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WF Fund Trust in respect of the Acquiring Fund, nor to its knowledge, any investment manager or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.
(k) All contracts and agreements other than the WF Fund Trust's Amended and Restated Declaration of Trust, as amended, that are material to the Acquiring Fund's business and to which the WF Fund Trust is a party or by which it is bound, in each case, in respect of the Acquiring Fund, are listed on Schedule A. Except as has been disclosed to the Forum Fund Trust, no material default has occurred and is continuing in respect of the Acquiring Fund under any such contract or agreement.
(l) The WF Fund Trust has timely filed all tax returns in respect of the Acquiring Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and has made available to the Forum Fund Trust all of the Acquiring Fund's previously filed tax returns. No such return is currently under audit, and no assessment has been asserted with respect to any return. The WF Fund Trust will file all of the Acquiring Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(m) Since the date of the most recent Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Acquiring Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.

(n) The current prospectus and statement of additional information, each as supplemented, and registration statement on Form N-1A of the Acquiring Fund, as amended, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(o) To the extent applicable, as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the WF Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Forum Fund Trust to the WF Fund Trust in writing for use in the Registration Statement or the Prospectus/Proxy Statement.
(p) At the Effective Time, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Forum Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited at the Effective Time have been credited to the Target Fund's account on the books of the Acquiring Fund.
(q) Subject to the provisions of this Plan, the WF Fund Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.
(r) The WF Fund Trust, on behalf of the Acquiring Fund, agrees that any information regarding the Target Fund that is known, or reasonably should be known, by any of the Forum Fund Trust or the Forum Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the WF Fund Trust prior to the date of this Plan or the Valuation Time, whichever is earlier.
7. Conditions to the Forum Fund Trust's Obligations. The obligations of the Forum Fund Trust with respect to the Target Fund shall be subject to satisfaction of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, and applicable law, or if shareholder approval is otherwise sought by the Forum Fund Trust in respect of the Target Fund. For clarity, the failure of the Target Fund's shareholders to satisfy this condition shall release the Forum Fund Trust of all its obligation under this Plan with respect to the Reorganization.
(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WF Fund Trust (including a majority of those Trustees who are not "interested persons", as defined in Section 2(a)(19) of the 1940 Act, of any party to this Plan) and (ii) at least a majority of the Board of the Forum Fund Trust (including a majority of those Trustees who are not "interested persons", as so defined, of any party to this Plan). The WF Fund Trust shall have duly executed and delivered to the Forum Fund Trust the Acquiring Fund's Reorganization Documents.
(c) All representations and warranties of the WF Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WF Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.
(d) The WF Fund Trust shall have delivered to the Forum Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the WF Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WF Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; 2) that the Target Fund's Assets are consistent with the Acquiring Fund's investment objective, policies and restrictions and that the Target Fund's Assets may be lawfully acquired by the Acquiring Fund and the Target Fund's Liabilities may be lawfully assumed by the Acquiring Fund; and 3) that the WF Fund Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.
(e) The Forum Fund Trust shall have received an opinion, dated as of the Closing Date, of Buchalter Nemer, PC, upon which the Target Fund and its shareholders may rely, based upon factual representations required by Buchalter Nemer, PC made in certificates provided to Buchalter Nemer, PC by the WF Fund Trust and the Forum Fund Trust and in a form reasonably satisfactory to the Forum Fund Trust, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(f) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.(g) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(h) The WF Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Closing Date.
(i) The Forum Fund Trust shall have received from the WF Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes the Target Fund's Liabilities.
(j) The Forum Fund Trust shall have received from the WF Fund Trust a letter dated as of the effective date of the Registration Statement from KPMG LLP ("KPMG") addressed to the WF Fund Trust with respect to the Acquiring Fund for which KPMG serves as the independent registered public accounting firm and the Target Fund in form and substance reasonably satisfactory to the Forum Fund Trust, that, on the basis of limited procedures reasonably agreed to by the WF Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Atlantic Fund Administration, LLC ("Atlantic") in respect of the Target Fund and by Wells Fargo Funds Management in respect of the Acquiring Fund;
(2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Atlantic in respect of the Target Fund and by Wells Fargo Funds Management in respect of the Acquiring Fund; and
(3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 7(j) for the Target Fund and the Acquiring Fund.
(k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.
(l) The Forum Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.
8. Conditions to the WF Fund Trust's Obligations. The obligations of the WF Fund Trust with respect to the Acquiring Fund shall be subject to satisfaction of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, and applicable law, or if shareholder approval is otherwise sought by the Forum Fund Trust in respect of the Target Fund. For clarity, the failure of the Target Fund's shareholders to satisfy this condition shall release the WF Fund Trust of all its obligation under this Plan with respect to the Reorganization.

(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WF Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act) and (ii) at least a majority of the Board of the Forum Fund Trust (including a majority of those Trustees who are not "interested persons" of any party to this Plan, as defined in Section 2(a)(19) of the 1940 Act). The Forum Fund Trust shall have duly executed and delivered to the WF Fund Trust the Target Fund's Reorganization Documents.
(c) All representations and warranties of the Forum Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Forum Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Valuation Time and the Effective Time.
(d) The Forum Fund Trust shall have delivered to the WF Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Forum Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Forum Fund Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Valuation Time; and 2) that the Forum Fund Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.
(e) The WF Fund Trust shall have received an opinion, dated as of the Closing Date, of Buchalter Nemer, PC, upon which the Acquiring Fund and its shareholders may rely, based upon factual representations required by Buchalter Nemer, PC made in certificates provided to Buchalter Nemer, PC by the WF Fund Trust and the Forum Fund Trust and in a form reasonably satisfactory to the WF Fund Trust, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(f) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(g) If applicable, the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(h) The Forum Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Closing Date.
(i) The WF Fund Trust shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to the WF Fund Trust with respect to the Acquiring Fund, for which KPMG serves as the independent registered public accounting firm, as well as for the Target Fund, in form and substance reasonably satisfactory to the WF Fund Trust, that, on the basis of limited procedures reasonably agreed to by the WF Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:
(1) The unaudited pro forma financial statements and pro forma adjustments included in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Atlantic in respect of the Target Fund and by Wells Fargo Funds Management in respect of the Acquiring Fund;
(2) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Atlantic in respect of the Target Fund and by Wells Fargo Funds Management in respect of the Acquiring Fund; and
(3) The pro forma capitalization tables appearing in the Registration Statement agree to the information set forth in item (1) of this Section 8(i) for the Target Fund and the Acquiring Fund.

(j) Except to the extent prohibited by law, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders, with respect to taxable periods or years ending on or before the Effective Time for which the Target Fund is eligible to take a deduction for dividends paid, all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b)(2) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) amounts constituting the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any.
(k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.
(l) The Forum Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.
(m) The Forum Fund Trust shall have delivered to the WF Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, (i) a statement, accurate and complete in all material respects, of (1) the Assets of the Target Fund, showing the tax basis of such Assets for federal income tax purposes by lot and the holding periods of such Assets for such purposes, as of the Valuation Time; (2) the capital loss carryovers for the Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); and (4) any unrealized gain or loss in such Assets (as determined as of the Valuation Time) for federal income tax purposes; (ii) the tax books and records of the Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by the WF Fund Trust.
9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
10. Termination of Plan. Either Board may terminate this Plan by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied by the Closing Date; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of its Fund. No Trust or Fund or any Trustee, officer, or agent of any thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate the Reorganization for any reason or for any breach of any provision of this Plan that results in the Reorganization not being consummated.
11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.
12. Amendments. The parties may, by written agreement, amend this Plan or schedule to this Plan at any time, including, with respect to the Target Fund, before or after the Target Fund's shareholders approve of the Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of the Forum Fund Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to the Reorganization. This section shall not preclude the parties from changing the Valuation Time, Closing Date or the Effective Time.

13. Waivers. At any time prior to the Effective Time, the WF Fund Trust or the Forum Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The WF Fund Trust and Forum Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
14. Limitation on Liabilities. The obligations of the WF Fund Trust or the Forum Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WF Fund Trust or the Forum Fund Trust personally, or any series thereof other than its Fund, but shall bind only the Assets and property of the particular Fund in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Fund, as appropriate.
Notwithstanding any other provision of this Plan, the Reorganization shall for all purposes be and be deemed to be entered into between the WF Fund Trust and Forum Fund Trust as parties to such Reorganization, and neither Wells Fargo Funds Management, nor Atlantic nor any other person or entity shall have any obligation or incur any liability in respect of the Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust (i.e., a Fund) is a party to the Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.
15. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:
For the Forum Fund Trust with respect to the Target Fund:

Forum Funds
 Three Canal Plaza, Suite 600
 Portland, Maine 04101
 Attn.: Jessica Chase

With a copy (which will not constitute notice) sent at the same time and by the same means to:

[ ]
 Attention:

For the WF Fund Trust with respect to the Acquiring Fund:

Karla M. Rabusch, President
 Wells Fargo Funds Trust
 525 Market Street, 12th Floor
 San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
 Wells Fargo Funds Trust
 45 Fremont Street, 26th Floor
 San Francisco, CA 94105

16. Expenses. Wells Fargo Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Wells Fargo Funds Management (which affiliated persons do not include any series of the WF Fund Trust or the Forum Fund Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.
17. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.
IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and with respect to the Acquiring Fund:

ATTEST:

 /s/ Johanne F. Castro____
 Name: Johanne F. Castro
 Title: Assistant Secretary

By:

/s/ C. David Messman____
 Name: C. David Messman
 Title: Secretary

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

FORUM FUNDS
 for itself and with respect to the Target Fund:

ATTEST:

 /s/ Zachary Tackett_____________
 Name: Zachary Tackett
 Title: Vice President and Secretary

By:

 /s/ Jessica Chase____
 Name: Jessica Chase
 Title: President

WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 16 only)

ATTEST:

 /s/ Johanne F. Castro________
 Name: Johanne F. Castro
 Title: Assistant Vice President

 By:

 /s/ Paul J. Haast_________
 Name: Paul J. Haast
 Title: Senior Vice President

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

For the WF Fund Trust:

Amended and Restated Declaration of Trust of Wells Fargo Funds Trust dated March 10, 1999, amended and restated on March 26, 1999, August 19, 1999, November 5, 2002, February 8, 2005, February 10, 2010 and November 7, 2012
Investment Management Agreement between Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated July 1, 2015
Amended and Restated Fee and Expense Agreement among Wells Fargo Funds Management, LLC, Wells Fargo Funds Trust and Wells Fargo Master Trust, dated October 3, 2008, amended and restated on May 20, 2015, with Schedule A amended November 18, 2015
Amended and Restated Sub-Advisory Agreement among Golden Capital Management, LLC, Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated July 16, 2010, amended and restated on November 7, 2012
Class-Level Administration Agreement between Wells Fargo Funds Management, LLC and Wells Fargo Funds Trust, dated July 1, 2015, with Schedule A amended August 11, 2015
Master Custodian Agreement among State Street Bank and Trust Company, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated August 10, 2009, with Appendix A amended March 26, 2015
Distribution Agreement between Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Trust, dated February 20, 2014, with Schedule I amended March 26, 2015
Amended and Restated Joint Fidelity Bond Allocation Agreement among Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated August 25, 2010, with Appendix A dated March 26, 2015
Amended and Restated Securities Lending Agency Agreement among Goldman Sachs Bank USA d/b/a Goldman Sachs Agency Lending, Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust, dated April 1, 2010, with Appendix A amended March 26, 2015
Transfer Agency and Service Agreement among Boston Financial Data Services, Inc., Wells Fargo Funds Trust and Wells Fargo Variable Trust, dated April 11, 2005, with Schedule A dated March 26, 2015

 For the Forum Fund Trust:

Trust Instrument as amended and restated on September 20, 2013.

Investment Advisory Agreement between Forum Funds and Golden Capital Management, LLC dated March 2, 2006.

Expense Limitation Agreement between Forum Funds and Golden Capital Management, LLC dated September 11, 2015.

Distribution Agreement between Forum Funds and Foreside Fund Services, LLC dated March 31, 2009.

Custodian Agreement between Forum Funds and Union Bank, N.A., dated June 15, 2012.

Services Agreement between Forum Funds and Atlantic Fund Administration, LLC dated as of April 20, 2007, as amended and restated June 15, 2012.

Amendment No. 1 to the Services Agreement, dated September 20, 2013.

Amended and Restated Rule 12b-1 Plan.

Amended Appendix to the Rule 12b-1 Plan.

Amended and Restated Rule 18f-3 Plan.

Insurance Agreement among Forum Funds, Forum Funds II, U.S. Global Investors Funds and Forum ETF Trust dated December 10, 2015.

EXHIBIT B

Agreement and Plan Of Reorganization - Wells Fargo Small Cap Core Fund and Golden Small Cap Core Fund

Dated as of January 29, 2016

This AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") is made as of this 29th day of January, 2016, by and among the Wells Fargo Funds Trust (the "WF Fund Trust"), a Delaware statutory trust, for itself and with respect to the Acquiring Fund, as defined below, acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; Forum Funds (the "Forum Fund Trust"), a Delaware statutory trust, for itself and with respect to the Target Fund, as defined below, acting on its own behalf separately from all of the other parties hereto and not jointly or jointly and severally with any other party hereto; and as to Section 16 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment manager to each series of the WF Fund Trust;

WHEREAS, the WF Fund Trust and the Forum Fund Trust are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, Wells Fargo Funds Management and Golden Capital Management, LLC, the investment adviser to the Target Fund, are "affiliated persons" of each other under Section 2(a)(3)(C) of the 1940 Act due to their common ownership;
WHEREAS, the parties desire that the Acquiring Fund acquire all of the Assets and assume all of the Liabilities of the Target Fund, as defined below, in exchange for shares of the Acquiring Fund; and that such shares of the Acquiring Fund be distributed to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (collectively, the "Reorganization"); and
WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Fund and the Target Fund each will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.
 In addition to the terms defined above, the following terms shall have the following meanings:

1933 Act: The Securities Act of 1933, as amended.

1934 Act: The Securities Exchange Act of 1934, as amended.

Acquiring Class: The Institutional Class of shares of the Acquiring Fund that the WF Fund Trust will issue to the Target Fund.

Acquiring Fund: Wells Fargo Small Cap Core Fund.

Assets: All property and assets of any kind and all interests, rights, privileges and powers of or attributable to the Target Fund, whether or not determinable at the Effective Time and wherever located. Assets include, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables and receivables for shares sold) owned by the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

Assets List: A list of securities and other Assets of or attributable to the Target Fund as of the date provided.

Atlantic: Atlantic Fund Administration, LLC.

Board: The Board of Trustees of the WF Fund Trust or the Forum Fund Trust, as applicable.

Closing Date: May 6, 2016, or such other date as the parties may agree to in writing, including any postponements described in the definition of Valuation Time.

Effective Time: 9:00 a.m. Eastern Time on the business day following the Closing Date, or such other time and date as the parties may agree to in writing.

Fund: The Acquiring Fund or the Target Fund, as applicable.

Liabilities: All liabilities of, or allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent, conditional or fixed, matured or unmatured. For clarity and without limitation, the Liabilities include all of the Target Fund's present or future obligations under or in respect of deferred compensation and as to indemnification (including without limitation with respect to any action, suit, or proceeding, whether or not currently pending or threatened).

Material Agreements: The agreements set forth in Schedule A, as it may be amended from time to time.

Reorganization Documents: With respect to the Acquiring Fund, such bills of sale, assignments, and other instruments of transfer as the WF Fund Trust reasonably deems necessary or desirable to effect the Target Fund's transfer of all of its rights and title to and interest in its Assets to the Acquiring Fund. With respect to the Target Fund, such instruments of assumption, instruments of transfer, and other documents as the Forum Fund Trust reasonably deems necessary or desirable to effect the Acquiring Fund's assumption of all of the Liabilities.

Registration Statement: The WF Fund Trust's registration statement on Form N-14 relating to the Reorganization.

Schedule A: Schedule A to this Plan, as it may be amended from time to time.

Target Class: The Institutional Class of shares of the Target Fund.

Target Fund: Golden Small Cap Core Fund.

Target Fund Financial Statements: The audited financial statements of the Target Fund for its most recently completed fiscal year together with the unaudited financial statements of the Target Fund for any semi-annual period completed since the end of the most recently completed fiscal year, in each case to the extent available.

2. Regulatory Filings. The WF Fund Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities in connection with the Reorganization, and the Forum Fund Trust shall assist the WF Fund Trust in preparing any such required filings.

3. Transfer of Target Fund Assets. The Forum Fund Trust, with respect to the Target Fund, and the WF Fund Trust, with respect to the Acquiring Fund, shall take the following steps with respect to the Reorganization:

(a) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, the Assets List to the Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Effective Time. After the Target Fund provides the Assets List, the Target Fund will notify the Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence.

(b) The Forum Fund Trust shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time. In exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously assume the Liabilities at the Effective Time and issue and deliver to the Target Fund the number of full and fractional shares of beneficial interest of the Acquiring Class equal to the number of full and fractional shares of beneficial interest of the Target Class. The Acquiring Fund shall issue shares of beneficial interest of the Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Liabilities at the Effective Time. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets shall become and be assets of the Acquiring Fund and (ii) all of the Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c) The Forum Fund Trust shall cause its custodian to transfer the Assets with good and marketable title to the account of the Acquiring Fund. The Forum Fund Trust shall also cause its custodian to transfer all cash in the form of immediately available funds. In addition, the Forum Fund Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Fund, Registration of Shares and Access to Records. The Forum Fund Trust, with respect to the Target Fund, and the WF Fund Trust, with respect to the Acquiring Fund, shall take the following steps with respect to the Reorganization:

(a) At or as soon as is reasonably practical after the Effective Time, the Forum Fund Trust shall distribute to shareholders of record of the Target Class at that time the shares of beneficial interest of the Acquiring Class pro rata on the basis of the shares of the Target Class owned by each such shareholder. Each shareholder also shall have the right to receive, at or as soon as practicable after the Effective Time, any unpaid dividends or other distributions that the Forum Fund Trust may have declared with respect to the Target Class shares. The WF Fund Trust shall record on its books the ownership by the Target Fund shareholders of the Acquiring Fund shares. The WF Fund Trust does not issue certificates representing the Acquiring Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Fund. The Forum Fund Trust shall wind up the affairs of the Target Fund and shall take all steps as are necessary and proper to dissolve, liquidate and terminate the Target Fund in accordance with applicable law and regulations and its Trust Instrument and By-Laws, each as amended, as soon as is reasonably practicable after the Effective Time.

(b) At and after the Closing Date, the Forum Fund Trust, with respect to the Target Fund, shall provide the WF Fund Trust, with respect to the Acquiring Fund, and its transfer agent with immediate access to: (i) all of its records containing the names, addresses and taxpayer identification numbers of all of the Target Fund's shareholders of record at the Effective Time and the number and percentage ownership of the outstanding shares of the Target Class owned by each shareholder immediately prior to the Effective Time; and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) in the possession or control of the Forum Fund Trust relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Any payments made to service providers in connection with such direction shall be borne by Wells Fargo Funds Management pursuant to Section 16 of this Plan. As soon as practicable following the Reorganization, the Forum Fund Trust shall deliver all books and records with respect to the Target Fund in its possession or control, including books and records showing the ownership of all of the issued and outstanding shares of the Target Class, to the WF Fund Trust, and the WF Fund Trust shall thereafter have the responsibility to preserve and maintain, or to cause its service providers to preserve and maintain, all such records received by it in accordance with Section 31 of, and Rule 31a-1 and 31a-2 under, the 1940 Act.
5. Representations, Warranties and Agreements of the Forum Fund Trust. The Forum Fund Trust, for itself and with respect to the Target Fund, separately and not jointly, represents and warrants to, and agrees with, the WF Fund Trust, as follows:
(a) The Forum Fund Trust is a statutory trust, duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the Forum Fund Trust duly established and designated the Target Fund as a series of the Forum Fund Trust and the Target Class as a class of the Target Fund. The Forum Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.
(b) The Forum Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.
(c) The Board of the Forum Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the Forum Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the Forum Fund Trust with respect to the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the Forum Fund Trust, the Trust Instrument and By-Laws, each as amended, of the Forum Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the Forum Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Forum Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.
(d) The Target Fund has qualified and met the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed (or will compute) its federal income and excise tax liability, if any, under Sections 852 and 4982, respectively, of the Code.

(e) The Forum Fund Trust has duly authorized and validly issued all of the issued and outstanding shares of the Target Fund and all of those shares are, and on the Closing Date will be, validly outstanding, fully paid and non-assessable, and were and will have been offered for sale and sold in conformity, in all material respects, with the registration or qualification requirements of all applicable federal and state securities laws. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there outstanding any securities convertible into Target Fund shares.

(f) The Forum Fund Trust with respect to the Target Fund is, and at the Effective Time will be, in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws, and from the date of this Plan through the Closing Date will comply in all material respects with all newly adopted rules and regulations under the 1940 Act on or before their compliance dates. The Forum Fund Trust with respect to the Target Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the registration statement on Form N-1A as currently in effect in respect of it. The value of the net assets of the Target Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of the Target Fund, except as has been disclosed to the WF Fund Trust.

(g) Except as otherwise provided herein, the Forum Fund Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include, without limitation: (i) the declaration and payment of dividends and other distributions pursuant to standard dividend and other distribution policies approved by the Forum Fund Trust's Board prior to the date of this Plan or otherwise in the ordinary course of business, (ii) the declaration and payment of any other dividends and other distributions deemed advisable by the Target Fund after consultation with the Acquiring Fund in anticipation of the Reorganization, including the declaration and payment of dividends for any prior taxable year in respect of which the Target Fund is eligible as of the Closing Date to declare a "spillback" dividend under Section 855 of the Code, and (iii) the taking of any other commercially reasonable action in anticipation of the Reorganization (and obtaining such additional "run off" insurance coverage as the Forum Fund Trust's Board may approve, and selling assets for purposes of recognizing taxable gains to offset capital loss carryovers for U.S. federal income tax purposes).

(h) At the Effective Time, the Forum Fund Trust with respect to the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i) The Target Fund Financial Statements fairly present the financial position of the Target Fund as of the date indicated. The Target Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(j) To the knowledge of the Forum Fund Trust, except as has been disclosed to the WF Fund Trust, the Target Fund has no material Liabilities, whether or not determined or determinable, other than: 1) Liabilities disclosed or provided for in the Target Fund Financial Statements; and 2) Liabilities incurred in the ordinary course of business subsequent to the date of the Target Fund Financial Statements. The Target Fund does not have any Liabilities to any service provider of the Forum Fund Trust for fees previously waived or deferred by such service provider.

(k) Except as has been disclosed to the WF Fund Trust: (i) the Forum Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the Forum Fund Trust in respect of the Target Fund, the Target Fund or the Assets or its business, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund; and (ii) the Forum Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the Forum Fund Trust in respect of the Target Fund, the Target Fund or the Assets or its business, or against any investment adviser or principal underwriter of the Target Fund relating to the services such adviser or underwriter provides to the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the Forum Fund Trust in respect of the Target Fund, nor to its knowledge, any investment adviser or principal underwriter of the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Target Fund's ability to consummate the transactions contemplated by this Plan.

(l) All contracts and agreements other than the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, that are material to the Target Fund's business and to which the Forum Fund Trust is a party or by which it is bound, in each case, in respect of the Target Fund, are listed on Schedule A. Except as has been disclosed to the WF Fund Trust, no material default has occurred and is continuing in respect of the Target Fund under any such contract or agreement.

(m) The Forum Fund Trust has timely filed all tax returns in respect of the Target Fund for all of its taxable years to and including its most recent taxable year required to be filed on or before the date of this Plan, has paid all taxes payable pursuant to such returns, and has made available to the WF Fund Trust all of the Target Fund's previously filed tax returns. No such tax return has been or is currently under audit, and no assessment has been asserted with respect to any return. The Forum Fund Trust will file all of the Target Fund's tax returns (and pay any taxes due thereon) for all of its taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).
(n) Since the date of the most recent Target Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund. For purposes of this provision, the effects of investment underperformance, negative investment performance or net redemptions shall not, individually or in the aggregate, be deemed to give rise to any such change.
(o) The current prospectus and statement of additional information, each as supplemented, of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(p) Any information provided in writing by the Forum Fund Trust in respect of the Target Fund for use, to the extent applicable, in the Registration Statement does not, and from the date provided through and until the date of the meeting of the Target Fund shareholders relating to the Reorganization will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.
(q) The Target Fund shall issue and deliver or cause its custodian to issue and deliver to the Secretary of the WF Fund Trust a certificate identifying the Assets held by it as of the Effective Time.
(r) Subject to the provisions of this Plan, the Forum Fund Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.
6. Representations, Warranties and Agreements of the WF Fund Trust. The WF Fund Trust, for itself and with respect to the Acquiring Fund, separately and not jointly, represents and warrants to, and agrees with the Forum Fund Trust, as follows:

(a) The WF Fund Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board of the WF Fund Trust duly established and designated the Acquiring Fund as a series of the WF Fund Trust and the Acquiring Class as a class of the Acquiring Fund. The WF Fund Trust is an open-end management investment company registered with the SEC under the 1940 Act, and such registration is in full force and effect.

(b) The WF Fund Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as described in its currently effective registration statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of the WF Fund Trust has duly authorized the execution and delivery of this Plan and approved the performance of the transactions contemplated herein. Duly authorized officers of the WF Fund Trust have executed and delivered this Plan. This Plan represents a valid and binding obligation of the WF Fund Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan do not, and the consummation of the transactions contemplated by this Plan will not, violate any law or regulation applicable to the WF Fund Trust, the Amended and Restated Declaration of Trust of the WF Fund Trust or any agreement, indenture, instrument, contract or other undertaking to which the WF Fund Trust is a party or by which it is bound. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the WF Fund Trust of the transactions contemplated by this Plan, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and insurance, securities or blue sky laws of any U.S. state or the District of Columbia or Puerto Rico.

(d) The Acquiring Fund will meet the requirements for treatment as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code for the taxable year including the Closing Date.

(e) The Acquiring Fund shall have no assets or liabilities as of the Closing Date, and there shall be no issued and outstanding shares of the Acquiring Fund prior to or at the Closing Date, other than those acquired, assumed or issued in order to facilitate the commencement of the operations of the Acquiring Fund.

(f) Before the Closing Date, the WF Fund Trust shall have duly authorized the shares of the Acquiring Fund to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the shares of the Acquiring Fund shall have been registered for sale under the 1933 Act and qualified under all applicable state securities laws and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are, and will be as of the Closing Date, no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor are there outstanding any securities convertible into Acquiring Fund shares.
(g) Except as has been disclosed to the Forum Fund Trust, (i) the WF Fund Trust does not know of any claims, actions, suits, inquiries, investigations or proceedings of any type pending or threatened against the WF Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or their assets or businesses, or against any investment manager or principal underwriter of the Acquiring Fund relating to the services such manager or underwriter expects to provide to the Acquiring Fund; and (ii) the WF Fund Trust does not know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, inquiry, investigation or proceeding against the WF Fund Trust in respect of the Acquiring Fund, the Acquiring Fund or any investment manager or principal underwriter of the Acquiring Fund relating to the services such manager or underwriter expects to provide to the Acquiring Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts. Neither the WF Fund Trust in respect of the Acquiring Fund, nor to its knowledge, any investment manager or principal underwriter of the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect in a material manner, its financial condition, results of operations, business, properties or Assets or the Acquiring Fund's ability to consummate the transactions contemplated by this Plan.

(h) To the extent applicable, as of the effective date of the Registration Statement, the date of the meeting of shareholders of the Target Fund relating to the Reorganization, and the Closing Date, the Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") which forms a part of the Registration Statement and the Registration Statement insofar as it relates to the WF Fund Trust in respect to the Acquiring Fund or the Acquiring Fund itself, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Forum Fund Trust to the WF Fund Trust in writing for use in the Registration Statement or the Prospectus/Proxy Statement.
(i) At the Effective Time, the Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Secretary of the Forum Fund Trust a confirmation evidencing that the shares of the Acquiring Fund to be credited at the Effective Time have been credited to the Target Fund's account on the books of the Acquiring Fund.
(j) Subject to the provisions of this Plan, the WF Fund Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.
(k) The WF Fund Trust, on behalf of the Acquiring Fund, agrees that any information regarding the Target Fund that is known, or reasonably should be known, by any of the Forum Fund Trust or the Forum Fund Trust's investment adviser or any one or more of their officers, employees or affiliates shall be deemed to have been disclosed to the WF Fund Trust prior to the date of this Plan.

7. Conditions to the Forum Fund Trust's Obligations. The obligations of the Forum Fund Trust with respect to the Target Fund shall be subject to satisfaction of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, and applicable law, or if shareholder approval is otherwise sought by the Forum Fund Trust in respect of the Target Fund. For clarity, the failure of the Target Fund's shareholders to satisfy this condition shall release the Forum Fund Trust of all its obligation under this Plan with respect to the Reorganization.
(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WF Fund Trust (including a majority of those Trustees who are not "interested persons", as defined in Section 2(a)(19) of the 1940 Act, of any party to this Plan) and (ii) at least a majority of the Board of the Forum Fund Trust (including a majority of those Trustees who are not "interested persons", as so defined, of any party to this Plan). The WF Fund Trust shall have duly executed and delivered to the Forum Fund Trust the Acquiring Fund's Reorganization Documents.
(c) All representations and warranties of the WF Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the WF Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Effective Time.
(d) The WF Fund Trust shall have delivered to the Forum Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the WF Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the WF Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Effective Time; 2) that the Assets are consistent with the Acquiring Fund's investment objective, policies and restrictions and that the Assets may be lawfully acquired by the Acquiring Fund and the Liabilities may be lawfully assumed by the Acquiring Fund; and 3) that the WF Fund Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.
(e) The Forum Fund Trust shall have received an opinion, dated as of the Closing Date, of Buchalter Nemer, PC, upon which the Target Fund and its shareholders may rely, based upon factual representations required by Buchalter Nemer, PC made in certificates provided to Buchalter Nemer, PC by the WF Fund Trust and the Forum Fund Trust and in a form reasonably satisfactory to the Forum Fund Trust, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(f) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining, or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(g) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC has not issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(h) The WF Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Closing Date.
(i) The Forum Fund Trust shall have received from the WF Fund Trust a duly executed instrument reasonably acceptable to it whereby the Acquiring Fund assumes the Liabilities.

(j) The Forum Fund Trust shall have received from the WF Fund Trust a letter dated as of the effective date of the Registration Statement from KPMG LLP ("KPMG") addressed to the WF Fund Trust with respect to the Target Fund, as well as for the Acquiring Fund for which KPMG serves as the independent registered public accounting firm, in form and substance reasonably satisfactory to the Forum Fund Trust, that, on the basis of limited procedures reasonably agreed to by the WF Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:

(1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of the Acquiring Fund and Atlantic in respect of the Target Fund; and
(2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of the Acquiring Fund and Atlantic in respect of the Target Fund.
(k) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.
(l) The Forum Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.
8. Conditions to the WF Fund Trust's Obligations. The obligations of the WF Fund Trust with respect to the Acquiring Fund shall be subject to satisfaction of the following conditions precedent:
(a) The shareholders of the Target Fund shall have approved the Reorganization if and to the extent, and in the manner, required by the Forum Fund Trust's Trust Instrument and By-Laws, each as amended, and applicable law, or if shareholder approval is otherwise sought by the Forum Fund Trust in respect of the Target Fund. For clarity, the failure of the Target Fund's shareholders to satisfy this condition shall release the WF Fund Trust of all its obligation under this Plan with respect to the Reorganization.
(b) This Plan and the transactions contemplated by it shall have been approved by the affirmative vote of (i) at least a majority of the Board of the WF Fund Trust (including a majority of those Trustees who are not "interested persons," as defined in Section 2(a)(19) of the 1940 Act, of any party to this Plan) and (ii) at least a majority of the Board of the Forum Fund Trust (including a majority of those Trustees who are not "interested persons," as so defined, of any party to this Plan). The Forum Fund Trust shall have duly executed and delivered to the WF Fund Trust the Target Fund's Reorganization Documents.
(c) All representations and warranties of the Forum Fund Trust made in this Plan that are not by their terms qualified as to materiality shall be true and correct in all material respects, and all representations and warranties of the Forum Fund Trust made in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case as if made at and as of the Effective Time.
(d) The Forum Fund Trust shall have delivered to the WF Fund Trust a certificate dated as of the Closing Date and executed in its name by its Secretary or Treasurer (or Assistant Secretary or Assistant Treasurer) stating: 1) that all representations and warranties of the Forum Fund Trust made in this Plan that by their terms are not qualified as to materiality are true and correct in all material respects, and all representations and warranties of the Forum Fund Trust in this Plan that by their terms are qualified as to materiality are true and correct in all respects, in each case at and as of the Effective Time; and 2) that the Forum Fund Trust has complied with all of the agreements and covenants to be performed or satisfied by it under this Plan.
(e) The WF Fund Trust shall have received an opinion, dated as of the Closing Date, of Buchalter Nemer, PC, upon which the Acquiring Fund and its shareholders may rely, based upon factual representations required by Buchalter Nemer, PC made in certificates provided to Buchalter Nemer, PC by the WF Fund Trust and the Forum Fund Trust and in a form reasonably satisfactory to the WF Fund Trust, substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, the Reorganization will constitute a "reorganization," within the meaning of Section 368(a) of the Code.
(f) There shall not be in effect on the Closing Date any order, judgment, injunction or other decree of any court of competent jurisdiction restraining, enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Plan. No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(g) The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act relating to, or instituted any proceeding seeking to enjoin consummation of, the Reorganization under Section 25(c) of the 1940 Act.
(h) The Forum Fund Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Closing Date.
(i) The WF Fund Trust shall have received a letter dated as of the effective date of the Registration Statement from KPMG addressed to the WF Fund Trust with respect to the Acquiring Fund, for which KPMG serves as the independent registered public accounting firm as well as for the Target Fund, in form and substance reasonably satisfactory to the WF Fund Trust, that, on the basis of limited procedures reasonably agreed to by the WF Fund Trust and described in such letter (but not an examination in accordance with generally accepted auditing standards), describes KPMG's determinations as to whether:
(1) The data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of the Acquiring Fund and Atlantic in respect of the Target Fund; and
(2) The pro forma capitalization tables appearing in the Registration Statement materially agree to the underlying accounting records or with written estimates provided by Wells Fargo Funds Management in respect of the Acquiring Fund and Atlantic in respect of the Target Fund.
(j) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.
(k) The Forum Fund Trust shall have taken all steps required to terminate any agreements with its service providers with respect to the Target Fund and shall have discharged in the normal course of business any and all payment obligations under such agreements prior to or simultaneously with the Reorganization.
(l) The Forum Fund Trust shall have delivered to the WF Fund Trust, or shall have made provision for delivery as promptly as practicable after the Effective Time of, (i) a statement, accurate and complete in all material respects, of (1) the Assets , showing the tax basis of the Assets for federal income tax purposes by lot and the holding periods of the Assets for such purposes, as of the Effective Time; (2) the capital loss carryovers for the Target Fund for federal income tax purposes and the taxable year(s) of the Target Fund (or its predecessors) in which such capital losses were recognized; (3) any limitations on the use of such losses imposed under Section 382 of the Code (determined without regard to the transactions contemplated by this Plan); and (4) any unrealized gain or loss in the Assets (as determined as of the Effective Time) for federal income tax purposes; (ii) the tax books and records of the Target Fund for preparing any tax returns required by law to be filed after the Closing Date; and (iii) such other tax information reasonably requested by the WF Fund Trust.
9. Tax Matters. Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of the Reorganization for tax purposes as a "reorganization," within the meaning of Section 368(a)(1)(F) of the Code, and each Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
10. Termination of Plan. Either Board may terminate this Plan, by majority vote, upon notice to the other party, if: (i) the conditions precedent set forth in Sections 7 or 8, as the case may be, are not satisfied on the Closing Date; (ii) it becomes reasonably apparent to such Board that such conditions precedent will not be satisfied by the Closing Date; or (iii) it determines that the consummation of the Reorganization is not in the best interests of the shareholders of its Fund. No Trust or Fund or any Trustee, officer, or agent of any thereof shall incur any liability or other obligation, by way of damages or otherwise, for any determination by its Board not to consummate the Reorganization for any reason or for any breach of any provision of this Plan that results in the Reorganization not being consummated.
11. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.
12. Amendments. The parties may, by written agreement, amend this Plan or any schedule to this Plan at any time, including, with respect to the Target Fund, before or after the Target Fund's shareholders approve of the Reorganization; provided, however, that, after approval of this Plan by shareholders of the Target Fund, the parties may not amend this Plan in a manner that the Board of the Forum Fund Trust determines materially adversely affects the interests of the Target Fund's shareholders with respect to the Reorganization. This section shall not preclude the parties from changing the Closing Date or the Effective Time.
13. Waivers. At any time prior to the Effective Time, the WF Fund Trust or the Forum Fund Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it herein or (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The WF Fund Trust and Forum Fund Trust agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
14. Limitation on Liabilities. The obligations of the WF Fund Trust or the Forum Fund Trust shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of the WF Fund Trust or the Forum Fund Trust personally, or any series thereof other than its Fund, but shall bind only the assets and property of the particular Fund in respect of which the obligations arise. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and the property of the particular Fund, as appropriate.
Notwithstanding any other provision of this Plan, the Reorganization shall for all purposes be and be deemed to be entered into between the Funds as parties to the Reorganization, and neither Wells Fargo Funds Management, nor Atlantic nor any other person or entity shall have any obligation or incur any liability in respect of the Reorganization. For clarity and without limiting the foregoing, where a series of shares of a Trust (i.e., a Fund) is a party to the Reorganization, the obligations under this Plan of such series (or of the Trust with respect to such series) in respect of such Reorganization shall be those of such series alone, and shall not be obligations of or binding on (or satisfied out of the assets of) the Trust generally or any other series of the Trust.

15. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be sent by a reputable overnight express carrier, or by registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:
For the Forum Fund Trust with respect to the Target Fund:

Forum Funds
 Three Canal Plaza, Suite 600
 Portland, Maine 04101
 Attn.: Jessica Chase

With a copy (which will not constitute notice) sent at the same time and by the same means to:

[ ]
 Attention:

For the WF Fund Trust with respect to the Acquiring Fund:

Karla M. Rabusch, President
 Wells Fargo Funds Trust
 525 Market Street, 12th Floor
 San Francisco, CA 94105

With a copy (which will not constitute notice) sent at the same time and by the same means to:

C. David Messman, Secretary
 Wells Fargo Funds Trust
 45 Fremont Street, 26th Floor
 San Francisco, CA 9410516.
16. Expenses. Wells Fargo Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Wells Fargo Funds Management (which affiliated persons do not include any series of the WF Fund Trust or the Forum Fund Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

17. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement and shall become effective when the counterparts have been executed by and delivered to all the parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and with respect to the Acquiring Fund:

ATTEST:
_/s/ Johanne F. Castro___
 Name: Johanne F. Castro
 Title: Assistant Secretary
By:
_/s/ C. David Messman___
 Name: C. David Messman
 Title: Secretary

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

FORUM FUNDS
 for itself and with respect to the Target Fund:

ATTEST:

_/s/ Zachary Tackett______________
 Name: Zachary Tackett
 Title: Vice President and Secretary
By:

__/s/ Jessica Chase__
 Name: Jessica Chase
 Title: President
WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 16 only)

ATTEST:

/s/ Johanne F. Castro_______
 Name: Johanne F. Castro
 Title: Assistant Vice President

By:

/s/ Paul J. Haast_________
 Name: Paul J. Haast
 Title: Senior Vice President

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:
For the Forum Fund Trust:

Trust Instrument as amended and restated on September 20, 2013.

Investment Advisory Agreement between Forum Funds and Golden Capital Management, LLC dated March 2, 2006.

Expense Limitation Agreement between Forum Funds and Golden Capital Management, LLC dated September 11, 2015.

Distribution Agreement between Forum Funds and Foreside Fund Services, LLC dated March 31, 2009.

Custodian Agreement between Forum Funds and Union Bank, N.A., dated June 15, 2012.

Services Agreement between Forum Funds and Atlantic Fund Administration, LLC dated as of April 20, 2007, as amended and restated June 15, 2012.

Amendment No. 1 to the Services Agreement, dated September 20, 2013.

Amended and Restated Rule 12b-1 Plan.

Amended Appendix to the Rule 12b-1 Plan.

Amended and Restated Rule 18f-3 Plan.

Insurance Agreement among Forum Funds, Forum Funds II, U.S. Global Investors Funds and Forum ETF Trust dated December 10, 2015.

EXHIBIT C
ADDITIONAL ACQUIRING FUND INFORMATION WITH RESPECT TO INSTITUTIONAL CLASS SHARES OF THE WELLS FARGO SMALL CAP CORE FUND

References in this section to a Fund are intended as references to Wells Fargo Small Cap Core Fund.

Additional Payments to Financial Professionals and Intermediaries

Additional Payments to Financial Professionals and Intermediaries. In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's manager, the distributor or their affiliates make additional payments ("Additional Payments") to certain financial professionals and intermediaries for selling shares and providing shareholder services, which include broker-dealers and 401(k) service providers and recordkeepers. These Additional Payments, which may be significant, are paid by the Fund's manager, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from Fund fees.
In return for these Additional Payments, each Fund's manager and distributor expect the Fund to receive certain marketing or servicing considerations that are not generally available to mutual funds whose sponsors do not make such payments. Such considerations are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the intermediary's clients (sometimes referred to as "Shelf Space"); access to the intermediary's financial professionals; and/or ability to assist in training and educating the intermediary's financial professionals.
The Additional Payments may create potential conflicts of interest between an investor and a financial professional or intermediary who is recommending or making available a particular mutual fund over other mutual funds. Before investing, you should consult with your financial professional and review carefully any disclosure by the intermediary as to what compensation the intermediary receives from mutual fund sponsors, as well as how your financial professional is compensated.
The Additional Payments are typically paid in fixed dollar amounts, based on the number of customer accounts maintained by an intermediary, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both and differ among intermediaries. Additional Payments to an intermediary that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in a Fund by the intermediary's customers. Additional Payments to an intermediary that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of a Fund attributable to the financial intermediary.
More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the  Wells Fargo Funds website at wellsfargofunds.com.

Account Information

Share Class Eligibility

Institutional Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Funds Management. The following investors may purchase Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

■

Employee benefit plan programs;

■

Broker-dealer managed account or wrap programs that charge an asset-based fee;

■

Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

■

Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

■

Internal Revenue Code Section 529 college savings plan accounts;

■

Funds of funds, including those advised by Funds Management;

■

Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

■

Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

■

Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

■

Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund; and

■

Certain investors and related accounts as detailed in the Statement of Additional Information.

Eligibility requirements for Institutional Class shares may be modified or discontinued at any time.

Your Fund may offer other classes of shares in addition to those offered through this Prospectus. You may be eligible to invest in one or more of these other classes of shares. Each share class bears varying expenses and may differ in other features. Consult your financial professional for more information regarding a Fund's available share classes.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus.

Institutional Class
Front-End Sales Charge		None
Contingent Deferred Sales Charge (CDSC)		None
Ongoing Distribution (12b-1) Fees		None

Buying and Selling Fund Shares

For more information regarding buying and selling Fund shares, please visit wellsfargofunds.com. You may buy (purchase) and sell (redeem) Fund shares as follows:

	Opening an Account	Adding to an Account or Selling Fund Shares
Through Your Financial Professional	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.	Contact your financial professional. Transactions will be subject to the terms of your account with your intermediary.
Through Your Retirement Plan	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.	Contact your retirement plan administrator. Transactions will be subject to the terms of your retirement plan account.
Online	New accounts cannot be opened online. Contact your financial professional or retirement plan administrator, or refer to the section on opening an account by mail.

Visit wellsfargofunds.com.

Online transactions are limited to a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at
1-800-222-8222 for more information.

By Telephone	Call Investor Services at 1-800-222-8222 or the automated phone system at 1-800-368-7550. Available only if you have another Wells Fargo Fund account with your bank information on file.

Call Investor Services at 1-800-222-8222 or the automated phone system at 1-800-368-7550.

Redemption requests may not be made by phone if the address on your account was changed in the last 15 days. In this event, you must request your redemption by mail. For joint accounts, telephone requests generally require only one of the account owners to call unless you have instructed us otherwise.

By Mail

Complete an account application and submit it according to the instructions on the application.

Account applications are available online at wellsfargofunds.com or by calling Investor Services at 1-800-222-8222.

Send the items required under "Requests in Good Order" below to:

Regular Mail
Wells Fargo Funds
P.O. Box 8266
Boston, MA 02266-8266

Overnight Only
Wells Fargo Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Requests in "Good Order". All purchase and redemption requests must be received in "good order." This means that a request generally must include:

■

The Fund name(s)1,, share class(es) and account number(s);

■

The amount (in dollars or shares) and type (purchase or redemption) of the request;

■

If by mail, the signature of each registered owner as it appears in the account application;

■

For purchase requests, payment of the full amount of the purchase request (see "Payment" below); and

■

Any supporting legal documentation that may be required.

1	When all or a portion of a payment is received for investment without a clear Fund designation ("Undesignated Payment"), we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Money Market Fund. Such Undesignated Payment will remain invested in shares of the Wells Fargo Money Market Fund until you later direct us to redeem or exchange these shares at the next NAV calculated after we receive your request in good order.

Purchase and redemption requests in good order will be processed at the next NAV calculated after the Fund's transfer agent or an authorized intermediary1, receives your request. If your request is not received in good order, additional documentation may be required to process your transaction. We reserve the right to waive any of the above requirements.

1	The Fund's shares may be purchased through an intermediary that has entered into a dealer agreement with the Fund's distributor. The Fund has approved the acceptance of a purchase or redemption request effective as of the time of its receipt by such an authorized intermediary or its designee as long as the request is received by one of those entities prior to the Fund's closing time. We reserve the right to adjust the closing time in certain circumstances.

Payment. Payment for Fund shares may be made as follows:

By Wire

Purchases into a new or existing account may be funded by using the following wire instructions:

State Street Bank & Trust
Boston, MA
Bank Routing Number: ABA 011000028
Wire Purchase Account: 9905-437-1
Attention: Wells Fargo Funds
(Name of Fund, Account Number and any applicable share class)
Account Name: Provide your name as registered on the Fund account or as included in your account application.

By Check	Make checks payable to Wells Fargo Funds.
By Exchange	Identify an identically registered Wells Fargo Fund account from which you wish to exchange (see "Exchanging Fund Shares" below for restrictions on exchanges).
By Electronic Funds Transfer ("EFT")	Additional purchases for existing accounts may be funded by EFT using your linked bank account.

All payments must be in U.S. dollars, and all checks and EFTs must be drawn on U.S. banks. You will be charged a $25.00 fee for every check or EFT that is returned to us as unpaid.
Form of Redemption Proceeds. You may request that your redemption proceeds be sent to you by check, by EFT into a linked bank account, or by wire to a linked bank account. Please call Investor Services at 1-800-222-8222 regarding the requirements for linking bank accounts or for wiring funds. Although, under normal circumstances, we satisfy redemption requests by making cash payments, we reserve the right to determine in our sole discretion whether to satisfy redemption requests by making payments in securities. In such cases, we may satisfy all or part of a redemption request by making payment in securities equal in value to the amount of the redemption payable to you as permitted under the 1940 Act, and the rules thereunder, in which case the redeeming shareholder should expect to incur transaction costs upon the disposition of any securities received.
Timing of Redemption Proceeds. We normally will send out checks within one business day after we accept your request to redeem. We reserve the right to delay payment for up to seven days. If you wish to redeem shares purchased by check, by EFT or through the Automatic Investment Plan within seven days of purchase, you may be asked to resubmit your redemption request if your payment has not yet cleared. Payment of redemption proceeds may be delayed for longer than seven days under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.
Retirement Plans and Other Products. If you purchased shares through a packaged investment product or retirement plan, read the directions for redeeming shares provided by the product or plan. There may be special requirements that supersede or are in addition to the requirements in this Prospectus.

Exchanging Fund Shares

Exchanges between two funds involve two transactions: (1) the redemption of shares of one fund; and (2) the purchase of shares of another. In general, the same rules and procedures described under "Buying and Selling Fund Shares" apply to exchanges. There are, however, additional policies and considerations you should keep in mind while making or considering an exchange:

■

In general, exchanges may be made between like share classes of any fund in the Wells Fargo Funds complex offered to the general public for investment (i.e., a fund not closed to new accounts), with the following exceptions: (1) Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; (2) Service Class shares may be exchanged for Class A shares of any non-money market fund; and (3) WealthBuilder Portfolio shares may be exchanged for shares of any other WealthBuilder Portfolio or for the Wells Fargo Money Market Fund Class A shares.

■

If you make an exchange between Class A shares of a money market fund and Class A shares of a non-money market fund, you will buy the shares at the POP of the new fund unless you are otherwise eligible to buy shares at NAV.

■

Same-fund exchanges between share classes are permitted subject to the following conditions: (1) the shareholder must meet the eligibility guidelines of the class being purchased in the exchange; (2) exchanges out of Class A and Class C shares would not be allowed if shares are subject to a CDSC; and (3) for non-money market funds, in order to exchange into Class A shares, the shareholder must be able to qualify to purchase Class A shares at NAV based on current Prospectus guidelines.

■

An exchange request will be processed on the same business day, provided that both funds are open at the time the request is received. If one or both funds are closed, the exchange will be processed on the following business day.

■

You should carefully read the Prospectus for the Fund into which you wish to exchange.

■

Every exchange involves redeeming fund shares, which may produce a capital gain or loss for tax purposes.

■

If you are making an initial investment into a fund through an exchange, you must exchange at least the minimum initial investment amount for the new fund, unless your balance has fallen below that amount due to investment performance.

■

If you are making an additional investment into a fund that you already own through an exchange, you must exchange at least the minimum subsequent investment amount for the fund you are exchanging into.

■

Class B and Class C share exchanges will not trigger a CDSC. The new shares received in the exchange will continue to age according to the original shares' CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the above exchange policies.

Account Policies

Advance Notice of Large Transactions. We strongly urge you to make all purchases and redemptions of Fund shares as early in the day as possible and to notify us or your intermediary at least one day in advance of transactions in Fund shares in excess of $5 million. This will help us to manage the Funds most effectively. When you give this advance notice, please provide your name and account number.

Householding. To help keep Fund expenses low, a single copy of a Prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a Prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your financial professional.

Retirement Accounts. We offer a variety of retirement account types for individuals and small businesses. There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information about the retirement accounts listed below, including any distribution requirements, call Investor Services at 1-800-222-8222. For retirement accounts held directly with a Fund, certain fees may apply including an annual account maintenance fee.

The retirement accounts available for individuals and small businesses are:

■

Individual Retirement Accounts, including Traditional IRAs and Roth IRAs.

■

Small business retirement accounts, including Simple IRAs and SEP IRAs.

Small Account Redemptions. We reserve the right to redeem accounts that have values that fall below a Fund's minimum initial investment amount due to shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account value above the Fund's minimum initial investment amount. Please call Investor Services at 1-800-222-8222 or contact your financial professional for further details.

Transaction Authorizations. We may accept telephone, electronic, and clearing agency transaction instructions from anyone who represents that he or she is a shareholder and provides reasonable confirmation of his or her identity. Neither we nor Wells Fargo Funds will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our website, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

Identity Verification. We are required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, we will not be able to open your account. In the rare event that we are unable to verify your identity as required by law, we reserve the right to redeem your account at the current NAV of the Fund's shares. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

Right to Freeze Accounts, Suspend Account Services or Reject or Terminate an Investment. We reserve the right, to the extent permitted by law and/or regulations, to freeze any account or suspend account services when we have received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when we believe a fraudulent transaction may occur or has occurred. Additionally, we reserve the right to reject any purchase or exchange request and to terminate a shareholder's investment, including closing the shareholder's account.

Distributions

The Fund generally makes distributions of any net investment income and any realized net capital gains at least annually.

We offer the following distribution options. To change your current option for payment of distributions, please call Investor Services at 1-800-222-8222.

■

Automatic Reinvestment Option—Allows you to use distributions to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

■

Check Payment Option—Allows you to receive distributions via checks mailed to your address of record or to another name and address which you have specified in written instructions. A Medallion Guarantee may also be required. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

■

Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through EFT. The bank account must be linked to your Wells Fargo Fund account. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

■

Directed Distribution Purchase Option—Allows you to buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to use this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum investment amounts in both Funds prior to using this option.

You are eligible to earn distributions beginning on the business day after the Fund's transfer agent or an authorized intermediary receives your purchase request in good order.

Exhibit D
 Comparison of the Funds' Fundamental Investment Policies

Borrowing
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33? % of the Fund's total assets (computed immediately after the borrowing).

The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency related contracts will not be deemed to be physical commodities.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund

The Fund may not purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in the securities of issuers conducting their principal business activity in the same industry.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, or (iv) repurchase agreements.

Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in the securities of issuers conducting their principal business activity in the same industry.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements.

Diversification
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not, with respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund
The Fund may not issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Fund may borrow money subject to investment limitations specified in the Fund's prospectus.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap CoreFund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund

The Fund may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Oil, Gas & Mineral Exploration
Target Fund	Acquiring Fund
Golden Large Cap Core Fund	Wells Fargo Large Cap Core Fund
Golden Small Cap Core Fund	Wells Fargo Small Cap Core Fund
The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.	No corresponding fundamental investment policy.

WELLS FARGO FUNDS TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

Statement of Additional Information

February 12, 2016

Wells Fargo Funds

RELATING TO THE ACQUISITION OF ASSETS OF

GOLDEN LARGE CAP CORE FUND
a series of
FORUM FUNDS
by and in exchange for shares of
WELLS FARGO LARGE CAP CORE FUND
a series of
WELLS FARGO FUNDS TRUST

GOLDEN SMALL CAP CORE FUND
a series of
FORUM FUNDS
by and in exchange for shares of
WELLS FARGO SMALL CAP CORE FUND
a series of
WELLS FARGO FUNDS TRUST

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated February 12, 2016, for the Special Meeting of Shareholders of the Target Funds listed above to be held on March 18, 2016. The Prospectus/Proxy Statement, into which this SAI has been Incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION

This SAI includes the following described items, which are hereby incorporated by reference and are legally deemed to be part of this SAI:

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The Statement of Additional Information dated December 1, 2015 for Wells Fargo Large Cap Core Fund, which was filed electronically with the Securities and Exchange Commission on November 24, 2015, File No. 811-09253, on Form N-1A, accession no. 0001081400-15-001001.

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The Statement of Additional Information dated November 1, 2015 for Golden Large Cap Core Fund and Golden Small Cap Core Fund, which was filed electronically with the Securities and Exchange Commission on October 23, 2015, File No. 811-03023, on Form N-1A, accession no. 0001435109-15-000961.

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The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo Large Cap Core Fund for the fiscal year ended July 31, 2015, filed electronically with the Securities and Exchange Commission on September 25, 2015, File No. 811-09253, accession no. 0001193125-15-328961.

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The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Golden Large Cap Core Fund and Golden Small Cap Core Fund for the fiscal year ended June 30, 2015, filed electronically with the Securities and Exchange Commission on August 27, 2015, File No. 811-03023, accession no. 0001435109-15-000848.

In addition, this SAI includes a narrative description of the pro forma effects of the reorganization of Golden Large Cap Core Fund into Wells Fargo Large Cap Core Fund, as well as additional information regarding Wells Fargo Small Cap Core Fund.

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATION FOR GOLDEN LARGE CAP CORE FUND INTO WELLS FARGO LARGE CAP CORE FUND
The unaudited pro forma information provided herein should be read in conjunction with the annual report of Golden Large Cap Core Fund and Wells Fargo Large Cap Core Fund dated June 30, 2015 and July 31, 2015, respectively. All of the shareholder reports are on file with the SEC and are available at no charge.
The unaudited pro forma information set forth below for the twelve months ended July 31, 2015 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization (the "Reorganization") of Golden Large Cap Core Fund (the "Target Fund") into Wells Fargo Large Cap Core Fund (the "Acquiring Fund") (collectively, the "Funds") had occurred as of August 1, 2014. The Reorganization is intended to combine the Target Fund with a similar fund sub-advised by Golden Capital Management LLC.
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Institutional Class shareholders of the Target Fund would become Institutional Class shareholders of the Acquiring Fund.

Whether or not the Reorganization is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. The expenses to be borne by Funds Management or one of its affiliates do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of Acquiring Fund.

As of July 31, 2015, the net assets of the Target Fund and the Acquiring Fund were $104,239,076 and $583,853,702, respectively. The net assets of the pro forma combined fund as of July 31, 2015 would have been $688,092,778.

Due to economies of scale, on a pro forma basis for the twelve months ended July 31, 2015, the proposed Reorganization would result in a decrease of $15,234 in advisory fees. As the asset level of the Acquiring Fund increases due to the Reorganization, the advisory fee rate decreases. For the twelve months ended July 31, 2015, the fee waivers and expense reimbursements for the Target Fund and the Acquiring Fund were $4,908 and $557,149, respectively, resulting in total fee waivers and expense reimbursements of $562,057. On a pro forma basis the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in the amount of $405,160.

No significant accounting policies, including the securities valuation policies, will change as a result of the proposed reorganization.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange(generally 4 p.m. Eastern Time).
 Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if or market that day, the prior day's price will be deemed "stale" and a fair value price will be determined in accordance with the Fund's Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC ("Funds Management") has determined is an acceptable source.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger. If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Internal Revenue Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.
 Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of June, the Target Fund did not have any capital loss carryforwards available to offset future net realized capital gains. As of July 31, 2015, the Acquiring Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $309,497 expiring in 2017.

HISTORICAL FUND INFORMATION

On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Board") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Trust had only nominal assets.

On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

On February 3, 2004, the Board and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

On December 30, 2009, the Board of Trustees of Evergreen Funds ("Evergreen") and on January 11, 2010 the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Evergreen portfolios and Wells Fargo Advantage Funds portfolios to certain Funds of the Trust. The effective date of the reorganization was July 12, 2010 for certain Evergreen Funds and July 19, 2010 for the remainder of the Evergreen Funds.
On December 15, 2015, the Wells Fargo Advantage Funds changed its name to the Wells Fargo Funds.

The Small Cap Core Fund will commence operations on May 6, 2016, as successor to the Golden Small Cap Core Fund. The predecessor fund commenced operations on September 13, 2005.

Fundamental Investment Policies

The Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of the Fund.

The Fund may not:

(1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

(2) purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

(3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

(5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

(6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

(7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

(8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

The Fund has adopted the following non-fundamental policies; that is, it may be changed by the Trustees at any time without approval of such Fund's shareholders.

(1) The Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(2) The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

(3) The Fund may invest in financial instruments subject to the Commodity Exchange Act of 1936, as amended ("CEA"), including futures, options on futures, and swaps ("commodity interests"), consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission ("SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in commodity interests that would allow the Fund's investment adviser to claim an exclusion from being a "commodity pool operator" as defined by the CEA.

(4) The Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

(5) The Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

(6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

(7) The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(8) The Fund is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and has a non-fundamental policy or policies in place to comply with the Names Rule, as follows:

Shareholders will receive at least 60 days' notice of any change to the Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Further Explanation of Investment Policies

Notwithstanding the foregoing policies, any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

With respect to repurchase agreements, the Fund invests only in repurchase agreements that are fully collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of the Fund's fundamental investment policy with respect to concentration, the Fund does not consider such repurchase agreements to constitute an industry or group of industries because the Fund chooses to look through such securities to the underlying collateral, which is itself excepted from the Fund's concentration policy.

ADDITIONAL APPROVED INVESTMENT STRATEGIES

In addition to the principal investment strategies set forth in the Prospectus, the Fund may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Please refer to the Fund's Prospectus for information regarding the Fund's anticipated use of derivatives, if any, as a principal investment strategy. Please note that even if a Fund's Prospectus does not currently include information regarding derivatives, or only includes information regarding certain derivative instruments, the Fund may use any of the derivatives described below, at any time, and to any extent consistent with the Fund's other principal investment strategies.

DERIVATIVES

Derivative Securities

Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in the Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why the Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in the Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause the Fund to hold a security it might otherwise sell or the Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with the Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

Additional risks of derivative securities include, but are not limited to: the risk of disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

The Fund's use of derivatives also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. The Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage. Consistent with SEC staff guidance, the Fund will consider its obligations involving such derivatives as "covered" when the Fund (i) maintains an offsetting financial position, (ii) segregates liquid assets (which may include, but are not limited to, cash, cash equivalents, equities and debt securities) equal in value to the Fund's potential economic exposure relating to the derivative, as determined on a daily basis, or (iii) otherwise "covers" the transaction in accordance with applicable SEC guidance. If a Fund chooses to establish a "covered" position by segregating liquid assets, the amount that must be segregated will be determined in accordance with current SEC staff guidance, and will thus vary based on the specific derivative instrument being used. For example, for futures and forward contracts and related agreements that require only cash settlement, and swap agreements that call for periodic netting between a Fund and its counterparty, the segregated amount will be the net amount due under the contract, as determined daily on a mark-to-market basis. For other kinds of futures, forwards and swaps, a Fund must segregate a larger amount of assets to cover its obligations, which essentially limits a Fund's ability to use these instruments.

Both equity and credit derivatives include options, futures and options on futures, which may be used to hedge the Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when the Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by the Fund. The Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing the Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from the Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when the Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that the Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Credit Derivatives. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Inverse Floaters. A Fund may invest in inverse floating rate municipal securities or "inverse floaters," sometimes also referred to as a "residual interest certificates." Inverse floaters are issued by tender option bond trusts ("trusts") that are established by a third party sponsor in connection with the transfer of municipal bonds to the trusts. In addition to inverse floaters, these trusts typically issue short-term floating rate notes which are usually sold to money market funds ("floating rate notes"). An inverse floater is a type of "derivative" debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. Because changes in the interest rate on the note inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate municipal bond having similar credit quality, redemption provisions and maturity. Inverse floaters may have interest rate adjustment formulas which generally reduce or eliminate the interest paid to a Fund when short-term interest rates rise, and increase the interest paid to a Fund when short-term interest rates fall. The value of inverse floaters also tends to fall faster than the value of fixed rate municipal bonds when interest rates rise, and conversely, their value tends to rise more rapidly when interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but tend to outperform that market when long-term interest rates decline.

An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities.

Under applicable financial accounting standards, inverse floater transactions in which a Fund has transferred a municipal security it owned to a trust are considered a form of secured borrowing for financial reporting purposes. This accounting treatment does not apply to any inverse floaters acquired by a Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

Futures and Options Contracts

In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Initially, when purchasing or selling futures contracts, the Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

The Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

The Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, the Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Options Trading. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds an offsetting call on the same instrument or index as the call written. The Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If the Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

Below is a description of some of the types of futures and options in which the Fund may invest.

Stock Index Options. The Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in the Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When the Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Foreign Currency Futures Contracts. The Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. The Fund will incur brokerage fees when it purchases and sells futures contracts.

To the extent that the Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes the Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause the Fund to be unable to hedge its currency risks, and may cause the Fund to lose money on its investments in foreign currency futures contracts.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. The Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. The Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.
Interest Rate Swap Agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund's exposure to long-term interest rates. Another example is if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. Additionally, whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for the Fund. The Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Equity Swaps. The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.

Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

Set forth below are descriptions of permitted investment activities for the Fund and certain of its associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Fund is subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus(es). The Fund does not necessarily participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Fund (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by the Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in the Prospectus(es), the Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

The Prospectus(es) identify and summarize the types of securities and assets in which the Fund may invest as part of its principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Fund may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.

DEBT SECURITIES

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

Asset-Backed Commercial Paper. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Convertible Securities

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

While the Fund uses the same criteria to evaluate the credit quality of a convertible debt security that it would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities

These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts and Certificates of Accrual on Treasury Securities, or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Letters of Credit

Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the sub-adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loans

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. Loans in which a Fund invests may be made to finance highly leveraged corporate acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. Market bids may be unavailable for loans from time to time; a Fund may find it difficult to establish a fair value for loans held by it. If a Fund only acquires an assignment or a participation in a loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the corporate loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. Many loans in which a Fund invests may be unrated, and the portfolio manager will be required to rely exclusively on its analysis of the borrower in determining whether to acquire, or to continue to hold, a loan. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Money Market Instruments

Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

Synthetic Convertible Securities

"Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations

U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of the Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

EQUITY SECURITIES

Initial Public Offerings

Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock

Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.

Smaller Company Securities

Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors were to engage in trading this type of security, a Fund may be forced to dispose of its holdings in this type of security at prices lower than might otherwise be obtained in the absence of institutional trading in such security.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS

Emerging Market Securities

The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Examples of countries that are commonly considered to have emerging markets include, but are not limited to, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities

The Funds consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office or both, as determined in the sub-adviser's reasonable discretion, in a country, other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment by a Fund in any single country, especially a less developed country, would make such Fund's value more sensitive to economic, currency and regulatory changes within that country.

Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

There are increasing concerns regarding the ability of multiple sovereign entities to continue to meet their debt obligations. In particular, ratings agencies have recently downgraded the credit ratings of various countries and may downgrade the credit ratings of other countries. Many economies are facing acute fiscal pressures as they struggle to balance budgetary austerity with stagnant growth. Many observers predict that a depressed economic environment will cause budget deficits in these economies to expand in the short term and further increase the perceived risk of a default, thereby rendering access to capital markets even more expensive and compounding the debt problem. In particular, the Eurozone is currently undergoing a collective debt crisis. Greece, Ireland and Portugal have already received one or more "bailouts" from other Eurozone member states ("Member States"), and it is unclear how much additional funding they will require or if additional Member States will require bailouts in the future. Investor confidence in other Member States, as well as European banks exposed to risky sovereign debt, has been severely impacted, threatening capital markets throughout the Eurozone. Although the resources of various financial stability mechanisms in the Eurozone continue to be bolstered, many market participants have expressed doubt that the level of funds being committed to such facilities will be sufficient to resolve the crisis. There also appears to be a lack of political consensus in the Eurozone concerning whether and how to restructure sovereign debt, particularly Greek sovereign bonds. The consequences of any sovereign default would likely be severe and wide-reaching, and could include the removal of a Member State from the Eurozone, or even the abolition of the Euro. Such events could have adverse consequences on the market values of various securities, currencies and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities and other markets.

Foreign securities include, among others, ADRs and similar investments, including CDRs, EDRs, GDRs, and IDRs. ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.

Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Manager considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the sub-adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the sub-adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes

The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

OTHER INVESTMENTS AND TECHNIQUES

Borrowing

Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies

The Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.

The Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Floating- and Variable-Rate Obligations

Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable-rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The manager, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions

Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.
The Fund has a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities

Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund. The Fund may not invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities

Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification; (iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

The following provides additional detail on the requirement described in (i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.
For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Funds by the Funds' manager in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management, LLC ("Funds Management") and is sub-advised by Wells Capital Management Incorporated ("Wells Capital Management"). The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Fund reflects the current valuations assigned to shares of the Cash Collateral Fund held on behalf of such Fund.
The ownership interests of the Funds in the Cash Collateral Fund are not insured by the FDIC, and are not deposits, obligations of, or endorsed or guaranteed in any way by, Wells Fargo Bank or any banking entity. Any losses in the Cash Collateral Fund will be borne solely by the Cash Collateral Fund and not by Wells Fargo Bank or its affiliates.
Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Fund.
Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds' manager.

Other Investment Companies

A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets.

Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

iShares. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and Other Restricted Securities

Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The manager will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The manager will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements

Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be  "collateralized fully," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's manager. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the manager.

Reverse Repurchase Agreements

A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments

The Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the section entitled "Credit Ratings."

Warrants

Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

OTHER RISKS

Operational and Cyber Security Risks

Our business, financial, accounting, data processing systems or other operating systems and facilities may stop operating properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control. For example, there could be sudden increases in shareholder transaction volume; electrical or telecommunications outages; degradation or loss of public internet domain; climate change related impacts and natural disasters such as earthquakes, tornados, and hurricanes; disease pandemics; or events arising from local or larger scale political or social matters, including terrorist acts.

The Funds are also subject to the risk of potential cyber incidents which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through "hacking" or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to a Fund and its shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of a Fund's net asset value.

Issues affecting operating systems and facilities, either through cyber incidents or any of the other scenarios described above, may harm the Funds by affecting a Fund's manager, sub-adviser(s), or other service providers, or issuers of securities in which a Fund invests. Although we have business continuity plans and other safeguards in place, including what we believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, we cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest.

Liquidation Risk

There can be no assurance that a Fund will grow to or maintain a viable size. To the extent that a Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders. In addition, pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder (collectively known as the "Volcker Rule"), if the Manager and/or its affiliates own 25% or more of the outstanding shares of a Fund more than three years after the Fund's inception date (or such longer period as may be permitted by the Federal Reserve Board and/or other federal regulatory agencies overseeing the Volcker Rule), the Fund will be subject to restrictions on trading that will adversely impact the Fund's ability to execute its investment strategy. Should this occur, a Fund may be liquidated, or the Manager and/or its affiliates may be required to reduce their ownership interests in the Fund, either of which may result in gains or losses, increased transaction and other costs and adverse tax consequences. In addition, other large shareholders controlling a significant portion of a Fund's shares, such as other funds, institutional investors, financial intermediaries, individuals and other accounts, may elect to redeem a portion or all of their shares at any time, and the Fund may no longer be able to maintain a viable size after meeting the redemption request. In these circumstances, a Fund's board may determine to liquidate the Fund. Other factors and events that may lead to the liquidation of a Fund include changes in laws or regulations governing the Fund or affecting the type of assets in which the Fund invests, or economic developments or trends having a significant adverse impact on the business or operations of the Fund. Under the Declaration of Trust, a Fund's board is authorized to liquidate, dissolve and terminate the Fund or any share class of the Fund without obtaining any authorization or vote of shareholders.

In the event of a Fund's liquidation, shareholders holding Fund shares through tax-deferred accounts would receive a liquidating distribution, and depending on the arrangements with the custodian of account assets, receipt of the distribution may be taxable to the account beneficiary and/or subject to tax penalties.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Management of the Fund."

General

The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo family of Funds which consists of, as of March 31, 2015, 134 series comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 75.

Information for Trustees, all of whom are not "interested" persons of the Trust, as that term is defined under the 1940 Act (each, an "Independent Trustee" and collectively, the "Independent Trustees"), appears below. In addition to the Officers listed below, the Fund has appointed an Anti-Money Laundering Compliance Officer.

Name and Year of Birth	Position Held with Registrant/Length of Service[1]	Principal Occupation(s) During Past 5 Years or Longer	Current Other Public Company or Investment Company Directorships
INDEPENDENT TRUSTEES
William R. Ebsworth (Born 1957)	Trustee, since 2015

Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015

Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.

Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009

Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.

CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton's Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute's Board of Governors and Executive Committee from 2008-2011 as well as the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust
1	Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

Name and Year of Birth	Position Held with Registrant/Length of Service	Principal Occupation(s) During Past 5 Years or Longer
OFFICERS
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012; Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Nancy Wiser[2] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1	Currently serves as Treasurer to the Allocation Funds, Alternative Funds, Dow Jones Target Date Funds, Dynamic Target Date Funds, International Equity Funds, Large Cap Stock Funds, WealthBuilder Portfolios and the International Value Fund. Also serves as Assistant Treasurer for the remaining series of the Trust.
2	Currently serves as Treasurer to the CoreBuilder Shares, Equity Gateway Funds (except International Value Fund), Income Funds, Money Market Funds, Municipal Income Funds, Small to Mid Cap Stock Funds and Specialty Funds.

The Trust's Declaration of Trust, as amended and restated from time to time (the "Declaration of Trust"), does not set forth any specific qualifications to serve as a Trustee other than that no person shall stand for initial election or appointment as a Trustee if such person has already reached the age of 72. The Charter and the Statement of Governance Principles of the Governance Committee also do not set forth any specific qualifications, but do set forth certain factors that the Governance Committee may take into account in considering Trustee candidates and a process for evaluating potential conflicts of interest, which identifies certain disqualifying conflicts. All of the current Trustees are Independent Trustees. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, Wells Fargo Funds Management, LLC ("Funds Management" or the "Manager"), sub-advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform his or her duties effectively has been attained through the Trustee's business, consulting, public service, professional and/or academic positions and through experience from service as a board member of the Trust and the other Trusts in the Fund Complex (and/or in other capacities, including for any predecessor funds), other registered investment companies, public companies, and/or non-profit entities or other organizations. Each Trustee's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences. The specific experience, qualifications, attributes and/or skills that led to the conclusion that a Trustee should serve as a Trustee of the Trusts in the Fund Complex are as set forth below.

William R. Ebsworth. Mr. Ebsworth has served as a Trustee of the Trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.

Jane A. Freeman. Ms. Freeman has served as a Trustee of the Trusts in the Fund Complex and Asset Allocation Trust since January 1, 2015. From 2012 to 2014 and 1999 to 2008, Ms. Freeman served as the Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to joining Scientific Learning, Ms. Freeman was employed as a portfolio manager at Rockefeller & Co. and Scudder, Stevens & Clark. She served as a board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. She also served as a board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and as chair of the Audit Committee. Ms. Freeman serves as Chair of the Taproot Foundation and as a Board Member of the Ruth Bancroft Garden. Ms. Freeman is a Chartered Financial Analyst (inactive).

Peter G. Gordon. Mr. Gordon has been a Trustee since 1998, Chairman of the Board of Trustees since 2005, Chairman of the Governance Committee since 2005, and was the Lead Independent Trustee from 2001 through 2005, with respect to all of the Trusts in the Fund Complex. He has also served as a Trustee, Chairman of the Board of Trustees and Chairman of the Governance Committee of Asset Allocation Trust since 2010. In addition, he has over 30 years of executive and business experience as the co-founder, and retired Chairman, President and CEO of Crystal Geyser Water Company.
Isaiah Harris, Jr. Mr. Harris has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been the Chairman of the Board of CIGNA Corporation since 2009, and has been a director of CIGNA Corporation since 2005. He served as a director of Deluxe Corporation from 2003 to 2011. As a director of these and other public companies, he has served on board committees, including Governance, Audit and Compensation Committees. Mr. Harris served in senior executive positions, including as president, chief executive officer, vice president of finance and/or chief financial officer, of operating companies for approximately 20 years.
Judith M. Johnson. Ms. Johnson has served as a Trustee of the Trusts in the Fund Complex since 2008 and as Chair of the Audit Committee since 2009. She has also served as a Trustee and Chair of the Audit Committee of Asset Allocation Trust since 2010. She served as the Chief Executive Officer and Chief Investment Officer of the Minneapolis Employees Retirement Fund for twelve years until her retirement in 2008. Ms. Johnson is a licensed attorney, as well as a certified public accountant and a certified managerial accountant. Ms. Johnson has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.
David F. Larcker. Mr. Larcker has served as a Trustee of the Trusts in the Fund Complex since 2009 and was an Advisory Board Member from 2008 to 2009. He has also served as a Trustee of Asset Allocation Trust since 2010. Mr. Larcker is the James Irvin Miller Professor of Accounting at the Graduate School of Business of Stanford University. He is also the Morgan Stanley Director of the Center for Leadership Development and Research and Co-director of The Rock Center for Corporate Governance at Stanford University. He has been a professor of accounting for over 30 years. He has written numerous articles on a range of topics, including managerial accounting, financial statement analysis and corporate governance.
Olivia S. Mitchell. Ms. Mitchell has served as a Trustee of the Trusts in the Fund Complex since 2006. She has also served as a Trustee of Asset Allocation Trust since 2010. Ms. Mitchell is the International Foundation of Employee Benefit Plans Professor at the Wharton School of the University of Pennsylvania, where she is also Professor of Insurance/Risk Management and Business Economics/Policy. She also serves in senior positions with academic and policy organizations that conduct research on pensions, retirement, insurance, risk management, and related topics including as Executive Director of the Pension Research Council and Director of the Boettner Center on Pensions and Retirement Research, both at the University of Pennsylvania. She has taught on and served as a consultant on economics, insurance, and risk management, served as Department Chair, advised numerous governmental entities, and written numerous articles and books on topics including retirement systems, private and social insurance, and health and retirement policy.
Timothy J. Penny. Mr. Penny has been a Trustee of the Trusts in the Fund Complex and their predecessor funds since 1996. He has also served as a Trustee of Asset Allocation Trust since 2010. He has been President and Chief Executive Officer of Southern Minnesota Initiative Foundation since 2007 and a Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. He also serves as a member of the board of another non-profit organization. Mr. Penny was a member of the U.S. House of Representatives for 12 years representing Southeastern Minnesota's First Congressional District.

Michael S. Scofield. Mr. Scofield has served as a Trustee of the Trusts in the Fund Complex since 2010. He has also served as a Trustee of Asset Allocation Trust since 2005. He previously served on the Investment Company Institute's Board of Governors and Executive Committee. Mr. Scofield previously served as a Trustee of the Evergreen fund complex (and its predecessors) from 1984 to 2010, where he served as Chairman of the Board. He also served as a member and former chairman of the Independent Directors Counsel, an organization dedicated to serving the independent investment company director community, a member of the board of directors of the Mutual Fund Directors Forum, and other leadership positions in the investment company industry. He previously worked as an attorney with the Law Offices of Michael S. Scofield.

Board of Trustees - Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of the Trust and the Fund rests with the Board of Trustees. The Board has engaged Funds Management to manage the Fund on a day-to day basis. The Board is responsible for overseeing Funds Management and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable provisions of Delaware law, other applicable laws and the Fund's charter. The Board is currently composed of nine members, each of whom is an Independent Trustee. The Board currently conducts regular meetings five times a year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. In order to assist the Chairman in maintaining effective communications with the other Trustees and Funds Management, the Board has appointed a Chair Liaison to work with the Chairman to coordinate Trustee communications and to help coordinate timely responses to Trustee inquiries, board governance and fiduciary matters. The Chair Liaison serves for a one-year term, which may be extended with the approval of the Board. Except for any duties specified herein or pursuant to the Trust's charter document, the designation of Chairman or Chair Liaison does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.
The Board also has established a Governance Committee, an Audit Committee and a Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. Additionally, the Board has established investment teams to review in detail the performance of the Fund, to meet with portfolio managers, and to report back to the full Board. The Board occasionally engages independent consultants to assist it in evaluating initiatives or proposals. The Board believes that the Board's current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
The Fund and Trust are subject to a number of risks, including investment, compliance, operational, liquidity and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of Funds Management, the sub-advisers and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs. Each of Funds Management, the sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.
Risk oversight forms part of the Board's general oversight of the Fund and Trust and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Trusts, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Funds Management, sub-advisers, the Chief Compliance Officer of the Funds, the Chief Risk Officer of Funds Management, the independent registered public accounting firm for the Funds, and internal auditors for Funds Management or its affiliates, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board, with the assistance of its investment teams, reviews investment policies and risks in connection with its review of the Funds' performance, and considers information regarding the oversight of liquidity risks from Funds Management's investment personnel. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and regularly reports to the Board regarding compliance matters for the Funds and their principal service providers. Funds Management has appointed a Chief Risk Officer to enhance the framework around the assessment, management, measurement and monitoring of risk indicators and other risk matters concerning the Funds and develop periodic reporting of risk management matters to the Board. In addition, as part of the Board's periodic review of the Funds' advisory, subadvisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board oversees a management valuation team comprised of officers and employees of Funds Management, has approved and periodically reviews written valuation policies and procedures applicable to valuing the Fund portfolio investments, and has established a valuation committee of Trustees. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committees.

As noted above, the Board has established a standing Governance Committee, a standing Audit Committee, a standing Valuation Committee and a standing Dividend Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. The Governance Committee and Audit Committee operate pursuant to charters approved by the Board. The Valuation Committee's responsibilities are set forth in Valuation Procedures approved by the Board, and the Dividend Committee's responsibilities were set forth by the Board when it established the Committee. Each Independent Trustee is a member of the Trust's Governance Committee, Audit Committee and Valuation Committee. The Dividend Committee is comprised of three Independent Trustees.

(1) Governance Committee. Except with respect to any trustee nomination made by an eligible shareholder or shareholder group as permitted by applicable law and applicable provisions of the Declaration of Trust and any By-Laws of a Trust, the Committee shall make all nominations for membership on the Board of Trustees of each Trust. The Committee shall evaluate each candidate's qualifications for Board membership and his or her independence from the Funds' investment adviser(s) and principal underwriter(s) and, as it deems appropriate, other principal service providers. Peter Gordon serves as the chairman of the Governance Committee.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in Appendix A to the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"), (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject candidates recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board. In the event of any conflict or inconsistency with respect to the requirements applicable to a Shareholder Recommendation as between those established in the procedures and those in the By-Laws of a Closed-End Fund, the requirements of the By-Laws of such Closed-End Fund shall control.

The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act.

(2) Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies, including their internal controls over financial reporting; oversees the quality and objectivity of the Funds' financial statements and the independent audit thereof; and interacts with the Funds' independent registered public accounting firm on behalf of the full Board and with appropriate officers of the Trust. Judith M. Johnson serves as the chairperson of the Audit Committee.

(3) Valuation Committee. The Board has delegated to the Valuation Committee the authority to take any action regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of securities between regularly scheduled Board meetings in instances where that determination has not otherwise been delegated to the valuation team ("Management Valuation Team") of Funds Management. The Board considers for ratification at each quarterly meeting any valuation actions taken during the previous quarter by the Valuation Committee or by the Management Valuation Team other than pursuant to Board-approved methodologies. Any one member of the Valuation Committee may constitute a quorum for a meeting of the committee.

(4) Dividend Committee. The Board has delegated to the Dividend Committee the responsibility to review and approve certain dividend amount determinations made by a separate committee composed of representatives from Funds Management and certain sub-advisers ("Management Open-End Dividend Committee"). The Board has delegated to the Management Open-End Dividend Committee the authority to determine periodic dividend amounts subject to certain Board-approved parameters to be paid by each of the Emerging Markets Equity Income Fund, International Bond Fund, Inflation-Protected Bond Fund and Strategic Income Fund. Under certain circumsatances, the Dividend Committee must review and consider for approval, as it deems appropriate, recommendations of the Management Open-End Dividend Committee. The Dividend Committee is composed of three Independent Trustees, Messrs. Harris and Scofield and Ms. Johnson.

Because the Fund did not begin operations until on or around the date of this SAI, no committees met during the Fund's most recently completed fiscal year.

Compensation.

The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services.The Funds have not yet paid compensation to the Trustees because the Funds did not begin operations until on or around the date of this SAI.

The below table lists the compensation estimated to be paid to each Trustee by the Fund for the fiscal year ending March 31, 2016 and the total compensation paid to each Trustee by the Fund Complex for the calendar year ended December 31, 2017.

Trustee Compensation
Trustee	Estimated Compensation From the Fund for the Fiscal Period Ending March 31, 2016	Total Compensation from the Fund Complex for the Calendar Year Ending December 31, 2014[1]
William R. Ebsworth	$1,893	$0
Jane A. Freeman	$1,893	$0
Peter G. Gordon	$2,226	$300,500
Isaiah Harris, Jr.	$1,807	$244,000
Judith M. Johnson	$2,115	$285,500
David F. Larcker	$1,893	$255,500
Olivia S. Mitchell	$1,893	$255,500
Timothy J. Penny	$1,937	$261,500
Michael S. Scofield	$1,893	$255,500
1	As of December 31, 2014, there were 134 funds in the Fund Complex.

Beneficial Equity Ownership Information. As of the calendar year ended December 31, 2015, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund and each class of each Fund. The table below shows for each Trustee, the dollar value of the Funds' equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001- $50,000; $50,001-$100,000; and over $100,000.

Independent Trustees
Trustee	Dollar Range of Investment in Fund	Aggregate Dollar Range of Equity Securities of Fund Complex
William R. Ebsworth	$0	Over $100,000
Jane A. Freeman	$0	Over $100,000
Peter G. Gordon	$0	Over $100,000
Isaiah Harris, Jr.	$0	Over $100,000
Judith M. Johnson	$0	Over $100,000
David F. Larcker	$0	Over $100,000
Olivia S. Mitchell	$0	Over $100,000
Timothy J. Penny	$0	Over $100,000
Michael S. Scofield	$0	Over $100,000

Ownership of Securities of Certain Entities. As of the calendar year ended December 31, 2015, none of the Independent Trustees and/or their immediate family members owned securities of the manager, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the manager, any sub-advisers, or the distributor.

Manager and Class-Level Administrator

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the manager and class-level administrator for the Fund. Funds Management provides advisory and Fund-level administrative services to the Fund under an investment management agreement (the "Management Agreement") and provides class-level administrative services to the Fund under a class-level administration agreement (the "Class-Level Administration Agreement"). Under the Management Agreement, Funds Management is responsible for, among other services, (i) implementing the investment objectives and strategies of the Fund, (ii) supervising the applicable Sub-Adviser(s), (iii) providing Fund-level administrative services in connection with the Fund's operations, (iv) developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Fund's investment objectives, policies and restrictions, and (v) providing any other Fund-level administrative services reasonably necessary for the operation of the Fund other than those services that are provided by the Fund's transfer and dividend disbursing agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services.

Under the Class-Level Administration Agreement, Funds Management is responsible for, among other services, (i) coordinating, supervising and paying the applicable transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, (ii) coordinating the preparation and filing of registration statements, notices, shareholder reports and other information materials, including prospectuses, proxies and other shareholder communications for a class, (iii) receiving and tabulating class-specific shareholder votes, (iv) reviewing bills submitted to a Fund and, upon determining that a bill is appropriate, allocating amounts to the appropriate classes thereof and instructing the Fund's custodian to pay such bills, and (v) assembling and disseminating information concerning class performance, expenses, distributions and administration. Funds Management has agreed to pay all of the Fund's fees and expenses for services provided by the Fund's transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives pursuant to the Class-Level Administration Agreement.

As compensation for its services under the Management Agreement, Funds Management is entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets:

Fund	Fee
Small Cap Core Fund	First $500M	0.850%
	Next $500M	0.825%
	Next $1B	0.800%
	Next $1B	0.775%
	Next $1B	0.750%
	Next $1B	0.730%
	Next $5B	0.720%
	Over $10B	0.710%

General. Each Fund's Management Agreement will continue in effect provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" (as defined under the 1940 Act) of any such party. The Management Agreement may be terminated at any time by vote of the Board or by vote of a majority of a Fund's outstanding voting securities, or by Funds Management on 60 days' written notice. It will terminate automatically if assigned.

For each Fund, the Class-Level Administration Agreement will continue in effect provided the continuance is approved annually by the Board, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of any party to the Class-Level Administration Agreement. The Class-Level Administration Agreement may be terminated on 60 days' written notice by either party.

Conflicts of Interest. Wells Fargo & Company is a diversified financial services company providing banking, insurance, investment, mortgage and consumer financial services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of such investments, which may cause competition for limited positions. Also, various clients and proprietary accounts of Funds Management and its affiliates may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve gains or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as manager and, for most Wells Fargo Funds, sub-adviser, as well as class-level administrator and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate such conflicts of interest.

Sub-Advisers

Funds Management has engaged Golden Capital Management, LLC ("Golden Capital" or the "Sub-Adviser"), to serve as sub-adviser to the Fund. Subject to the direction of the Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser provide day-to-day portfolio management for the Fund. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Fund. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to paid to an affiliated Sub-Adviser.

For providing investment sub-advisory services to the Funds, the Sub-Advisers are entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

Fund	Fee
Small Cap Core Fund	First $200M	0.550%
	Next $300M	0.500%
	Over $500M	0.450%

Portfolio Managers

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Portfolio Managers." The information in this section is provided as of June 30, 2015 for the Fund managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers").

The Portfolio Managers manage the investment activities of the Fund on a day-to-day basis as follows:

Fund	Sub-Advisers	Portfolio Managers
Small Cap Core Fund	Golden Capital	John Campbell, CFA Justin Carr, CFA Greg Golden, CFA

Management of Other Accounts. The following table(s) provide information relating to other accounts managed by the Portfolio Manager(s). The table(s) do not include the Fund or any personal brokerage accounts of the Portfolio Manager(s) and their families.

John Campbell, CFA	Registered Investment Companies
	Number of Accounts	2
	Total Assets Managed	$3.2 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	999
	Total Assets Managed	$539 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Justin Carr, CFA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$2.6 billion
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	9
	Total Assets Managed	$262.5 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

Greg Golden, CFA	Registered Investment Companies
	Number of Accounts	1
	Total Assets Managed	$515.6 million
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	238
	Total Assets Managed	$730.4 million
	Number of Accounts Subject to Performance Fee	1
	Assets of Accounts Subject to Performance Fee	$96 million

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Golden Capital. In the case of Golden Capital, Golden Capital and its Portfolio Managers may be subject to the potential conflicts of interests described above, as well as the potential conflicts of interest associated with Golden Capital's use of soft dollar credits that are generated in connection with trading for client accounts. Additional information on the use of soft dollar credits can be found in the section entitled "Portfolio Transactions". Golden Capital has policies and procedures that are intended to address such conflicts and are designed to ensure that all clients are treated fairly and equitably and that the interests of client accounts are placed ahead of the firm's or a Portfolio Manager's personal interests. However, there can be no assurance that such policies and procedures will detect or address each and every situation in which a conflict can arise.

Compensation. The Portfolio Managers were compensated by their employing Sub-Adviser from the fees Funds Management paid the Sub-Adviser using the following compensation structure:

Golden Capital. The portfolio managers receive base compensation consisting of a fixed annual salary that is competitive with industry standards, incentive compensation and participation in the firm's 401(k) profit sharing plan. Individual compensation amounts are influenced by client retention, asset growth, individual performance and the profitability of the firm. The firm currently does not have a precise formula for attributing weights to each of these criteria in determining total compensation.

Beneficial Ownership in the Fund. The following table shows for each Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

$0;
 $1 - $10,000;
 $10,001 - $50,000;
 $50,001 - $100,000;
 $100,001 - $500,000;
 $500,001 - $1,000,000; and
 over $1,000,000.

Portfolio Manager	Fund	Beneficial Ownership
John Campbell, CFA	Small Cap Core Fund	$0
Justin Carr, CFA	Small Cap Core Fund	$0
Greg Golden, CFA	Small Cap Core Fund	$0

DISTRIBUTOR

Wells Fargo Funds Distributor, LLC (the "Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Fund.

The Fund offers Class C shares and has adopted a distribution plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule") for such shares. The 12b-1 Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the 12b-1 Plan and pursuant to the related Distribution Agreement, the Class C shares of the Fund pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to the class. The Distributor may retain any portion of the total distribution fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The Distributor's distribution-related revenues from the 12b-1 Plan may be more or less than distribution-related expenses incurred during the period.

The Distributor may enter into dealer agreements with one or more broker-dealers under which such broker-dealers may receive compensation for distribution-related services from the Distributor, including, but not limited to, payments to such broker-dealers based on the average daily net assets of Fund shares attributable to their customers.

General. The 12b-1 Plan and Distribution Agreement will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the the Non-Interested Trustees. The Distribution Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, on not less than 60 days' written notice, by the Trust's Board, by a vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The 12b-1 Plan may not be amended to increase materially the amounts payable thereunder by the relevant class of a Fund without approval by a vote of a majority of the outstanding voting securities of such class, and no material amendment to the Plan shall be made unless approved by vote of a majority of both the Trustees and Non-Interested Trustees.

Servicing Agent

The Fund has adopted a Shareholder Servicing Plan (the "Servicing Plan") for its Class A, Class C and Administrator Class shares, as applicable, and has entered into a related Shareholder Servicing Agreement with the Distributor and Funds Management. Under this agreement, the Distributor and Funds Management are authorized to provide or to engage third parties to provide, pursuant to an Administrative and Shareholder Services Agreement, shareholder support services. For providing these services, the Distributor, Funds Management and third parties are entitled to an annual fee from the applicable class of the Fund of up to 0.25% of the average daily net assets of such class owned of record or beneficially by the customers.

General. The Servicing Plan will continue in effect from year to year if such continuance is approved by vote of a majority of both the Trustees and the Non-Interested Trustees. No material amendment to the Servicing Plan may be made except by such a vote.

Custodian and Fund Accountant

State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Fund. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of the Fund, handles the receipt and delivery of securities, selects and monitors foreign sub-custodians as the Fund's global custody manager, determines income and collects interest on the Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating the Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

Transfer and Distribution Disbursing Agent

Boston Financial Data Services, Inc. ("BFDS"), located at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169, acts as transfer and distribution disbursing agent for the Fund. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions

The Distributor serves as the principal underwriter distributing securities of the Fund on a continuous basis.

Code of Ethics

The Fund Complex, Funds Management, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. To facilitate enforcement, the codes of ethics generally require that an access person submit reports to a designated compliance person regarding personal securities transactions. The codes of ethics for the Fund Complex, Funds Management, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share for the Fund is determined as of the close of regular trading (generally 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

The Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. The Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of the Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For a Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

The Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.
The Dealer Reallowance for Purchases of Class A Shares is as Follows:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers").
2	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level includes an advance of the first year's shareholder servicing fee.

Online Purchases and Redemptions for Existing Wells Fargo Funds Account Holders. All shareholders with an existing Wells Fargo Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Fund family of funds that they already own and redeem existing shares online. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Online account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at wellsfargofunds.com for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

Extraordinary Circumstances Affecting Redemptions. Under the extraordinary circumstances discussed under Section 22(e) under the 1940 Act, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 may purchase Class A shares of any Wells Fargo Fund and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former C&B Portfolio shareholders whose shares are held directly with the Fund. Please see your account representative for details.

Reduced Sales Charges for Former Montgomery Fund Shareholders. Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund shareholders whose shares are held directly with the Fund. Shareholders who did not purchase such shares directly from the Montgomery Funds may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV. However, beginning on July 1, 2013, this privilege will only be available to those former Montgomery Fund shareholders whose shares are held directly with the Fund.

Reduced Sales Charges for Certain Former Advisor Class Shareholders. Investors who held Advisor Class shares of a Wells Fargo Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met: (1) any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time; (2) share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time; (3) the owner of the account remains the same as the account owner at the Eligibility Time; and (4) following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length. Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange. The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently change, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

Reduced Sales Charges for Certain Former Evergreen Fund Shareholders. Former Evergreen Class IS shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV. However, beginning on July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.

Former Evergreen Class R shareholders who received Class A shares of a Fund as a result of a reorganization can continue to purchase Class A shares of that Fund and any other Wells Fargo Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV. However, beginning on July 31, 2012, this privilege will only be available to those former Evergreen Fund shareholders whose shares are held directly with the Fund.

Certain investors in acquired funds who became investors in the Evergreen Funds and subsequently became Wells Fargo Fund shareholders in a reorganization, including former Class IS shareholders of Evergreen Strategic Value Fund and Evergreen Limited Duration Fund, former Investor Class shareholders of Undiscovered Managers Funds, former shareholders of the GMO Global Balanced Allocation Fund, the GMO Pelican Fund and America's Utility Fund, former shareholders of an Atlas Fund and shareholders of record on October 12, 1990 (and members of their immediate families) in any series of the Salem Funds in existence on that date, may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. However, beginning on July 1, 2013, this privilege will only be available to former Evergreen Fund shareholders whose shares are held directly with the Fund.

Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo Fund may purchase Class A shares of such Fund at NAV.

Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is imposed on redemptions of Class C shares where a Fund did not pay a sales commission at the time of purchase.

Investors Eligible to Acquire Class B Shares. Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Funds (as permitted by current exchange privilege rules, except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or in connection with the closing of a reorganization.

Waiver of Contingent Deferred Sales Charge for certain Class B Shareholders. For Class B shares purchased after May 18, 1999, for former Norwest Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

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withdrawals are made by participating in the Systematic Withdrawal Plan; and

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withdrawals do not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

Reduced Sales Charges for Certain Former Investor Class Shareholders. Former Investor Class shareholders who received Class A shares of a Fund as a result of a conversion at the close of business on October 23, 2015, can continue to purchase Class A shares of that Fund and any other Wells Fargo Fund purchased subsequently by exchange at NAV, without paying the customary sales load, after which subsequent purchases of shares of the subsequent Fund may also be made at NAV.

Elimination of Minimum Initial Investment Amount for Administrator Class Shares for Eligible Investors. An "Eligible Investor" (as defined below) may purchase Administrator Class shares of the Wells Fargo Funds without meeting the minimum initial investment amount. Eligible Investors include:

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Clients of sub-advisers to those Funds which offer an Administrator Class who are clients of such subadvisers at the time of their purchase of such Administrator Class shares;

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Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their purchase of Administrator Class shares; and

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Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their purchase of Administrator Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Administrator Class shares. The following are examples of relationships that may qualify for aggregation:

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Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

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Shareholder accounts that share a common tax-id number.

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Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Elimination of Minimum Initial Investment Amount for Institutional Class Shares for Eligible Investors. An "Eligible Investor" (as defined below) may purchase Institutional Class shares of the Wells Fargo Funds without meeting the minimum initial investment amount. Eligible Investors include:

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Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their purchase of such Institutional Class shares;

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Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their purchase of Institutional Class shares; and

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Clients of Wells Fargo Institutional Retirement Trust (IRT) who are clients of IRT at the time of their purchase of Institutional Class shares.

Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

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Related business entities, including: (i) corporations and their subsidiaries; (ii) general and limited partners; and (iii) other business entities under common ownership or control.

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Shareholder accounts that share a common tax-id number.

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Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

Former Institutional Class shareholders of an Evergreen Fund (including former Class Y shareholders of an Evergreen Fund, former SouthTrust shareholders and former Vestaur Securities Fund shareholders who became Institutional Class shareholders of an Evergreen Fund) who received Institutional Class shares of a Wells Fargo Fund in connection with the reorganization of their Evergreen Fund. Such investors may purchase Institutional Class shares at their former minimum investment amount.

Any of the minimum initial investment waivers listed above may be modified or discontinued at any time.

Waiver of Minimum Initial and Subsequent Investment Amounts for All Share Classes for Special Operational Accounts. Shares of any and all share classes of the Wells Fargo Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.

Compensation to Financial Professionals and Intermediaries. Set forth below is a list of the member firms of FINRA to which the Manager, the Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2015 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Financial Professionals and Intermediaries"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2015, are not reflected:
FINRA member firms

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 Academy Securities, Inc.

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ADP Broker-Dealer, Inc.

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Ameriprise Financial Services, Inc.

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Barclays Capital, Inc.

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BNY Mellon Capital Markets, LLC

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Boenning & Scattergood, Inc.

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Brown Brothers Harriman & Co.

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Charles Schwab & Co., Inc.

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Citigroup Global Markets, Inc.

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Commonwealth Equity Services, Inc.

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DWS Investments Distributors, Inc.

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Edward D. Jones & Co., L.P.

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Fidelity Brokerage Services LLC

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Fifth Third Securities, Inc.

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Goldman, Sachs & Co.

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GWFS Equities, Inc.

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Hartford Securities Distribution Company, Inc.

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H.D. Vest Investment Securities, Inc.

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Hewitt Financial Services, LLC

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Hightower Securities, LLC

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Investacorp, Inc.

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Janney Montgomery Scott LLC

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J.J.B. Hilliard, W. L. Lyons, LLC

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J.P. Morgan Clearing Corp

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Lincoln Investment Planning, Inc.

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LPL Financial LLC

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Merrill Lynch, Pierce, Fenner & Smith, Incorporated

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Merriman Capital, Inc.

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Mid Atlantic Capital Corporation

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Morgan Stanley & Co. LLC

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MSCS Financial Services, LLC

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Nationwide Investment Services, Corporation

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Oak Tree Securities, Inc.

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Oppenheimer & Co. Inc.

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Pershing LLC

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PNC Capital Markets LLC

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Raymond James & Associates, Inc.

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Raymond James Financial Services, Inc.

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RBC Capital Markets, LLC

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Robert W. Baird & Co. Incorporated

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Ross, Sinclaire & Associates, LLC

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Securities America, Inc.

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Security Distributors, Inc.

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State Street Global Markets, LLC

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Stifel, Nicolaus & Company, Incorporated

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TD Ameritrade, Inc.

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Treasury Curve, LLC

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Triad Advisors, Inc.

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UBS Financial Services, Inc.

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VALIC Financial Advisors, Inc.

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Voya Retirement Advisors, LLC

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Wells Fargo Advisors, LLC

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Wells Fargo Securities, LLC

In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Manager, the Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Fund and Funds Management have adopted a policy pursuant to Rule 12b- 1(h) under the 1940 Act that prohibits the Fund from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Fund, the Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Fund.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the Fund's portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to the Fund's shareholders.

Because the Fund commenced operations on or around the date of this SAI, no history of the portfolio turnover rate is available.

Brokerage Commissions. Because the Fund commenced operations on or around the date of this SAI, the Fund has no brokerage commissions to disclose as of the date of this SAI.

Securities of Regular Broker-Dealers. The Fund is required to identify any securities of its "regular brokers or dealers" (as defined under the 1940 Act) or of its parents that the Fund may hold at the close of its most recent fiscal year. Because the Fund commenced operations on or around the date of this SAI, this information is not yet available since the Fund has not completed a full fiscal year of operation.

FUND EXPENSES

From time to time, Funds Management may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of the Independent Trustees; advisory, shareholder servicing and administration fees; payments pursuant to any 12b-1 Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a 12b-1 Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

U.S. FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds Fund shares as part of a hedge, straddle or conversion transaction; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the Fund in the year they are actually distributed. However, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to U.S. federal income taxation.
Moreover, the Fund may retain for investment all or a portion of its net capital gain. If the Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, the Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting. The Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization method used by the Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.
Capital Loss Carry-Forwards. For net capital losses realized in taxable years beginning before January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of the Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the Fund does not expect to distribute any such offsetting capital gain. The Fund cannot carry back or carry forward any net operating losses.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).
Investment through Master Portfolio. A Fund that invests its assets through one or more master portfolios will seek to continue to qualify as a RIC. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for U.S. federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury regulations, in determining such investor's U.S. federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.
Taxation of Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency- denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of IRS revenue rulings that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.
A Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as investment retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.
Taxation of Distributions. Except for exempt-interest dividends (defined below) paid out by "Tax-Free Funds", distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Fund's taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The Fund must make certain distributions in order to qualify as a Regulated Investment Company, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient's basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
In addition, if a shareholder of a Tax-Free Fund holds such Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. Such a loss will also not be disallowed where the loss is incurred with respect to shares of a Fund that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net-tax exempt interest and distributes such dividends on a monthly, or more frequent, basis. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this filing.
Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, even if a Fund qualifies for the election for any year, it may not make the election for such year. If a Fund does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. If a Fund does elect to "pass through" its foreign taxes paid in a taxable year, the Fund will furnish a written statement to its shareholders reporting such shareholders proportionate share of the Funds' foreign taxes paid.
Even if a Fund qualifies for the election, foreign income and similar taxes will only pass through to the Fund's shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held the Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirement.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund's dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period requirements and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction. If the shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder's federal income tax attributable to foreign source taxable income. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.
In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may only be claimed by shareholders that itemize their deductions.
U.S. Federal Income Tax Rates. Noncorporate Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 39.6% on ordinary income and 20% on long-term capital gain for taxable years beginning after December 31, 2012.
In general, "qualified dividend income" realized by noncorporate Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. After this date, all dividend income generally will be taxed at the same rate as ordinary income. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond Funds typically do not distribute significant amounts of "qualified dividend income" eligible for reductions in individual U.S. federal income tax rates applicable to certain dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Income Fund generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Distributions from an Equity Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various "sunset" provisions of U.S. federal income tax laws.
Under recently enacted legislation, for taxable years beginning after December 31, 2012, noncorporate Fund shareholders generally will be subject to a 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from the Funds and taxable gain on the disposition of Fund shares.
For taxable years beginning after December 31, 2012, a U.S. withholding tax at a 30% rate will be imposed on dividends and proceeds of sales in respect of Fund shares received by Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.
Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non- refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, with respect to certain distributions made to foreign shareholders in taxable years beginning before January 1, 2014, no withholding will be required and the distributions generally will not be subject to U.S. federal income tax if (i) the distributions are reported as "interest related dividends" or "short term capital gain dividends" in a written statement furnished to shareholders (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given that a Fund would designate any of its distributions as interest related dividends or short term capital gain dividends, even if it is permitted to do so. In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Capital gains dividends and gains recognized by a foreign shareholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied. Tax-exempt dividends (described below) paid by a Tax-Free Fund to a foreign shareholders also should be exempt from U.S. federal income tax withholding.
With respect to payments made after December 31, 2013, a withholding tax of 30% will be imposed on dividends from, and the gross proceeds of a disposition of, Fund shares paid to certain foreign entities unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of this legislation on their investment in a Fund.
Before investing in a Fund's shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of a Tax-Free Fund may not be suitable for tax-deferred, retirement and other tax-advantaged plans and accounts, since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the tax-exempt status of certain distributions from the Tax-Free Fund (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Tax-Exempt Shareholders. Shares of a Tax-Free Fund may not be suitable for tax-exempt shareholders since such shareholders generally would not benefit from the tax-exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Additional Considerations for the Tax-Free Funds. If at least 50% of the value of a Fund's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from U.S. federal income tax under Section 103 of the Internal Revenue Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with income exempt from U.S. federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly reported as such in a written statement furnished to shareholders.
Each Tax-Free Fund will report to its shareholders the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Internal Revenue Code received by a Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Internal Revenue Code. Interest on indebtedness incurred to purchase or carry shares of the Tax-Free Funds will not be deductible to the extent that the Tax-Free Funds' distributions are exempt from U.S. federal income tax. In addition, an investment in a Tax-Free Fund may result in liability for U.S. federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the U.S. federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund's distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their U.S. federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its U.S. federal AMT calculation, and may also affect its U.S. federal "environmental tax" liability. As of the date of this filing, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations are subject to the U.S. federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult own their own tax advisers.
The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from U.S. federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on opinions from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from U.S. federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay any exempt-interest dividends. Similar challenges may occur as to state-specific exemptions.
A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the U.S. federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. You should consult your own tax advisor to discuss the tax consequences of your investment in a Tax-Free Fund.
Legislative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the Funds and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

Cost Basis Reporting

The Emergency Economic Stabilization Act of 2008 and provisions from the Energy Improvement and Extension Act of 2008 require each Fund or its delegate to report cost basis information to shareholders and the Internal Revenue Service for 1099-B reportable redemptions of covered Fund shares acquired on or after January 1, 2012. Shares purchased on or after January 1, 2012 are generally treated as covered shares. Shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares.

Fund shareholders should consult their tax advisors to obtain more information about how the new cost basis rules apply to them and determine which cost basis method allowed by the Internal Revenue Service is best for their tax situation. Methods allowed by the IRS include, but are not limited to:

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Average Cost. The cost per share is determined by dividing the aggregate cost amount by the total shares in the account. The basis of the shares redeemed is determined by multiplying the shares redeemed by the cost per share. Starting in 2012, accounts may maintain two separate average costs: one average for covered shares and a separate average for noncovered shares. Under the Average Cost method, noncovered shares are generally depleted first.

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First in first out (FIFO). Shares acquired first in the shareholder's account are the first shares depleted and determine the shareholder's cost basis. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

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Specific Identification. A shareholder selects the shares to be redeemed from any of the purchase lots that still have shares remaining. The basis of the shares redeemed is determined by the adjusted purchase price of each date the shares were acquired.

In the absence of a shareholder method election, the Fund will apply its default method, Average Cost. If the Average Cost method is applied either by default or at the shareholder's election, the shareholder's ability to change such election once a sale occurs will be limited under the IRS rules. After an election has been made, but before a disposition of shares occurs, a shareholder may make a retroactive change to an alternate method. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. At any time, a shareholder may designate a new election for future purchases.

Redemptions of noncovered shares (shares acquired prior to January 1, 2012) will continue to be reported using the Average Cost method, if available, and will not be reported to the IRS.

PROXY VOTING POLICIES AND PROCEDURES

The Trusts and Funds Management have adopted policies and procedures ("Proxy Voting Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated by the Board of Trustees to Funds Management. In accordance with the Proxy Voting Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Proxy Voting Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

The Proxy Voting Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the voting policy specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the voting policy specifies the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. To the extent the voting policy does not address a proxy voting proposal, Funds Management will vote pursuant to the proxy voting agent's current U.S. and International proxy voting guidelines. The Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts.

In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, sub-advisers, company managements and shareholder groups as part of its decision-making process.
In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting policy. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a subadviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Proxy Voting Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' website at wellsfargofunds.com or by accessing the SEC's website at sec.gov.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust"), Wells Fargo Variable Trust ("Variable Trust") and Asset Allocation Trust (each of Funds Trust, Master Trust, Variable Trust and Asset Allocation Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Master Trust, Variable Trust and Asset Allocation Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

A. Complete Holdings. The complete portfolio holdings for each Fund (except for money market funds, funds that operate as fund of funds and the specified Alternative Funds as defined below) shall be made publicly available monthly on the Funds' website (wellsfargo.com/advantagefunds), on a one-month delayed basis. Money market Fund portfolio holdings shall be made publicly available on the Fund's website, on a 1-day delayed basis. In addition to the foregoing, each money market Fund shall post on its website, for a period of not less than six months, beginning no later than the fifth business day of the month, a schedule of its investments, as of the last business day of the prior month, that includes the following information required by rule 2a-7(c)(12) under the Investment Company Act of 1940. The categories of information included on the website may differ slightly from what is included in the Funds' Statement of Investments.

B. Top Ten Holdings. Top ten holdings information (excluding derivative positions) for each Fund (except for money market funds and specified alternative funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

C. Fund of Funds Structures.
 1. The underlying funds held by a Fund that operates as a fund of funds and invests exclusively in unaffiliated underlying funds or exclusively in a combination of affiliated and unaffiliated underlying funds (in both cases, an "unaffiliated fund of funds") shall be posted to the Funds' website on a monthly, one-month delayed basis.
 2. The individual holdings of the underlying funds held by a Fund that operates as a fund of funds and invests exclusively in affiliated underlying funds (an "affiliated fund of funds") shall be posted to the Funds' website on a monthly, one-month delayed basis.
 3. A change to the underlying funds held by an affiliated or unaffiliated fund of funds or changes in an affiliated or unaffiliated fund of funds' target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the occurrence of the change.

D. Specified Alternative Funds.
 Effective on or about December 31, 2014, the following holdings disclosure policy provisions apply to the Wells Fargo Alternative Strategies Fund and the Wells Fargo Global Long/Short Fund (each, an "Alternative Fund" and together, the "Alternative Funds"):
 1. Complete Holdings as of Fiscal Quarter Ends. As of each fiscal quarter end, the Alternative Funds' complete portfolio holdings shall be made publicly available quarterly on the Funds' website, on a one-month delayed basis.
 2. Holdings as of Other Month Ends. As of each month end other than a month end that coincides with a fiscal quarter end, each Alternative Fund shall make publicly available monthly on the Fund's website, on a one-month delayed basis, the following: (i) all portfolio holdings held long other than any put options on equity securities; (ii) portfolio holdings held short other than short positions in equity securities of single issuers; and (iii) the aggregate dollar value of each of the following: (a) equity securities of single issuers held short, and (b) any put options on equity securities held long.
 3. Top Ten Holdings. Each Alternative Fund shall make publicly available on the Fund's website on a monthly, seven-day or more delayed basis information about its top ten holdings information, provided that the following holdings shall be excluded: (i) derivative positions; and (ii) short positions (other than any Publicly Disclosed Short Positions).

Furthermore, as required by the SEC, each Fund shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter. In addition, each money market Fund is required to file with the SEC by the fifth business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month; the SEC makes each Form N-MFP publicly available on a delayed basis (presently 60 days after the end of the month to which the information in the report relates).

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi- annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited circumstances in which a Fund's portfolio holdings may be disclosed to select third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A. Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to- day investment management activities. Such disclosure will be subject to confidential treatment.

To perform investment risk management oversight functions, the investment risk management team (the "Team"), whose members are employees of the investment advisers affiliated with Wells Fargo & Co. ("Wells Fargo"), shall have full daily access to portfolio holdings of the Fund(s) managed by any sub-adviser that is an affiliated person of Wells Fargo whose portfolio management teams' investment risks are monitored by the Team.

B. Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C. Funds Management/Wells Fargo Funds Distributor, LLC.
 1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to the fund accountant's system.
 2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings. through FactSet, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
 3. Funds Management and Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

D. External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds or, for multi-manager Fund(s), the managed portion of the Fund's portfolio, in which such sub-adviser provides investment advisory services. Certain sub-adviser(s) utilize the services of ENSO Financial Management LLP ("ENSO") to receive treasury management data analytics. In connection therewith, ENSO may receive full daily portfolio holdings information directly from the Funds' accounting agent and/or prime broker solely with respect to those Fund(s), or, for multi-manager Fund(s), the managed portion of the Fund's portfolio, in which such sub-adviser provides investment sub-advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS may receive full Fund portfolio holdings on a weekly basis for the Funds for which it provides services.

E. Rating Agencies. Nationally Recognized Statistical Ratings Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

F. Reorganizations. Entities hired as trading advisors that assist with the analysis and trading associated with transitioning portfolios may receive full portfolio holdings of both the target fund and the acquiring fund. In addition, the portfolio managers of the target fund and acquiring fund may receive full portfolio holdings of the acquiring fund and target fund, respectively, in order to assist with aligning the portfolios prior to the closing date of the reorganization.

G. Investment Company Institute. The Investment Company Institute may receive information about full money market Fund holdings concurrently at the time each money market Fund files with the SEC a report on Form N-MFP.

V. Additions to List of Approved Recipients. Any additions to the list of approved recipients requires approval by the President, Chief Legal Officer and Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment manager/adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in periodic fund commentaries (e.g., quarterly, monthly, etc.) and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the relevant period (e.g., calendar quarter, month, etc.). This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.

VIII. Education Component. In order to promote strict compliance with these Procedures, Funds Management has informed its employees, and other parties possessing Fund portfolio holdings information (such as sub-advisers, the fund accounting agent and the custodian), of the limited circumstances in which the Funds' portfolio holdings may be disclosed in advance of the monthly disclosure on the Funds' website and the ramifications, including possible dismissal, if disclosure is made in contravention of these Procedures.

CAPITAL STOCK

The Fund is one series of the Trust in the Wells Fargo family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Since the Fund commenced operations on or around the date of this SAI, information relating to beneficial ownership of the Fund is not available.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

OTHER INFORMATION

The Trust's Registration Statement, including the Prospectus(es) and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and consultation in connection with review of certain SEC filings. KPMG LLP's address is Two Financial Center, 60 South Street, Boston, MA 02111.

FINANCIAL INFORMATION

Since the Fund commenced operations on or around the date of this SAI, financial highlights are not available for the Fund.

CREDIT RATINGS

The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The manager will consider such an event in determining whether the Fund involved should continue to hold the obligation.

The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.

Corporate Bonds

S&P

S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

Moody's

Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

Fitch

National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

Short-Term Issue Credit Ratings (including Commercial Paper)

S&P:

A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's:

Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of shortterm deposit obligations.

Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

Fitch

National Short -Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx) - Indicates actual or imminent payment default.

Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Variable Rate Demand Obligations

S&P:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's:

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

WELLS FARGO FUNDS TRUST

PROXY CARDS

[Forum Funds Logo]                                                                                                        PROXY

GOLDEN LARGE CAP CORE FUND

A series of FORUM FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 18, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints Zachary Tackett as Proxy of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Golden Large Cap Core Fund (“Large Cap Core Fund”), a series of Forum Funds, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Large Cap Core Fund to be held at 10:00 a.m., Pacific time, on March 18, 2016, at the offices of Forum Funds, 3 Canal Plaza, Suite 600, Portland, Maine 04101, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                                Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. CONTROL NUMBER: CHECK DIGIT ID:

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                  PROXY

GOLDEN LARGE CAP CORE FUND

A series of Forum Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FORUM FUNDS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF FORUM FUNDS RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of January 29, 2016, providing for the acquisition of all the assets of Golden Large Cap Core Fund (“Large Cap Core Fund”), a series of Forum Funds, by Wells Fargo Large Cap Core Fund, a series of Wells Fargo Funds Trust, in exchange for shares of Wells Fargo Large Cap Core Fund and the assumption by Wells Fargo Large Cap Core Fund of all of the liabilities of Large Cap Core Fund.  The Plan also provides for the distribution of those shares of Wells Fargo Large Cap Core Fund to shareholders of Large Cap Core Fund in liquidation and subsequent termination of Large Cap Core Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE

TAG ID:  12345678                                                                                                                                                                             CUSIP:

[Forum Funds Logo]                                                                                                        PROXY

GOLDEN SMALL CAP CORE FUND

A series of FORUM FUNDS

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 18, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints Zachary Tackett as Proxy of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Golden Small Cap Core Fund (“Small Cap Core Fund”), a series of Forum Funds, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Small Cap Core Fund to be held at 10:00 a.m., Pacific time, on March 18, 2016, at the offices of Forum Funds, 3 Canal Plaza, Suite 600, Portland, Maine 04101, as fully as the undersigned would be entitled to vote if personally present.

The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Prospectus/Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSAL.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Signature(s) and Title(s), if applicable                                                Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲  FOLDHERE  ▲

Three simple methods to vote your proxy:

Internet:

Log on to www.myproxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided. CONTROL NUMBER: CHECK DIGIT ID:

TAGID:                                                                                                                                                                                   CUSIP:

                                                                                                                                                                                                   PROXY

GOLDEN LARGE CAP CORE FUND

A series of Forum Funds

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FORUM FUNDS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR PROPOSAL 1 IF NO CHOICE IS INDICATED. THE BOARD OF TRUSTEES OF FORUM FUNDS RECOMMENDS A VOTE FOR PROPOSAL 1. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK.  DO NOT USE RED INK.

	FOR	AGAINST	ABSTAIN

  To approve the Agreement and Plan of Reorganization (the “Plan”) dated as of January 29, 2016, providing for the acquisition of all the assets of Golden Small Cap Core Fund (“Small Cap Core Fund”), a series of Forum Funds, by Wells Fargo Small Cap Core Fund, a series of Wells Fargo Funds Trust, in exchange for shares of Wells Fargo Small Cap Core Fund and the assumption by Wells Fargo Small Cap Core Fund of all of the liabilities of Small Cap Core Fund.  The Plan also provides for the distribution of those shares of Wells Fargo Small Cap Core Fund to shareholders of Small Cap Core Fund in liquidation and subsequent termination of Small Cap Core Fund.

To consider and vote upon such other matters as may properly come before said meeting or any adjournment or postponements thereof.

SCANNER BAR CODE

TAG ID:  12345678                                                                                                                                                                             CUSIP:

WELLS FARGO FUNDS TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:
would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

Unless otherwise indicated, all references to the "Registration Statement" and Post-Effective Amendments thereto in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description	Location
(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 274, filed December 26, 2012.
(2)	Not applicable
(3)	Not applicable
(4)	Agreements and Plans of Reorganization	Filed herein.
(5)	Not applicable
(6)(a)	Investment Management Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(6)(b)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Asset Allocation Fund)	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(c)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Absolute Return Fund)	Incorporated by reference to Post-Effective Amendment No. 235, filed February 29, 2012; Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(d)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Small Cap Core Fund)	Incorporated by reference to Post-Effective Amendment No. 438, filed December 23, 2015.
(6)(e)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Schedule A, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(6)(f)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(6)(g)	Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(6)(h)

Investment Sub-Advisory Agreement with RCM Capital Management LLC (formerly Dresdner RCM Global Investors, LLC) and Novation of Sub-Advisory Agreement substituting Allianz Global Investors, U.S. LLC for RCM Capital Management LLC

Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Novation of Sub-Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 307, filed July 26, 2013; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.

(6)(i)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 347, filed May 30, 2014; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015.
(6)(j)	Investment Sub-Advisory Agreement with LSV Asset Management	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(6)(k)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 295, filed April 23, 2013.
(6)(l)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(6)(m)	Amended and Restated Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(n)	Amended and Restated Sub-Advisory Agreement with Metropolitan West Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(o)	Amended and Restated Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(p)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(q)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(r)	Sub-Advisory Agreement with The Rock Creek Group, LP	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014. Schedule A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(6)(s)	Sub-Advisory Agreement with Chilton Investment Company, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(t)	Sub-Advisory Agreement with Mellon Capital Management Corporation	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(u)	Sub-Advisory Agreement with Passport Capital, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(v)	Sub-Advisory Agreement with River Canyon Fund Management LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(w)	Sub-Advisory Agreement with Sirios Capital Management, L.P.	Incorporated by reference to Post-Effective
(6)(x)	Sub-Advisory Agreement with Wellington Management Company, LLP	Incorporated by reference to Post-Effective
(6)(y)	Sub-Advisory Agreement with Pine River Capital Management L.P.	Incorporated by reference to Post-Effective
(6)(z)	Amended and Restated Sub-Advisory Agreement with Wells Fargo Bank, N.A. d/b/a Wells Capital Management Singapore	Incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(7)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Schedule I, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(10)(a)	Distribution Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(10)(b)	Rule 18f-3 Multi-Class Plan	Incorporated by reference to Post-Effective Amendment No. 255, filed September 12, 2012; Appendices A and B, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(11)	Legal Opinion	Filed herewith.
(12)	Consent of Tax Counsel	To be filed by amendment.
(13)(a)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011; Seventh Amendment, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011; Eighth Amendment incorporated by reference to Post-Effective Amendment No. 237 filed March 16, 2012; Ninth Amendment incorporated by reference to Post-Effective Amendment No. 274, filed December 26, 2012; Tenth Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015; Eleventh Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015. Appendix A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.

(13)(b)	Class-Level Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(13)(c)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(13)(d)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(13)(f)	Shareholder Servicing Agreement with Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015.
(14)(a)	Consent of Independent Auditors, KPMG, LLP (Wells Fargo Funds Trust)	Incorporated by reference to Pre-Effective Amendment No. 1, filed January 19, 2016.
(14)(b)	Consent of Independent Auditors, BBD, LLP (Forum Funds)	Incorporated by reference to Pre-Effective Amendment No. 1, filed January 19, 2016.
(15)	Not applicable.
(16)(a)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(b)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(c)	Power of Attorney, Donald C. Willeke	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(d)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(16)(e)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(f)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(g)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(h)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(i)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(j)	Power of Attorney, Nancy Wiser	Incorporated by reference to Post-Effective Amendment No. 254, filed September 4, 2012.
(16)(k)	Power of Attorney, Jeremy M. DePalma	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(16)(l)	Power of Attorney, William R. Ebsworth	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.
(16)(m)	Power of Attorney, Jane A. Freeman	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.

Item 17. Undertakings.

(1) Wells Fargo Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 1st day of February, 2016.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	For the Wells Fargo Large Cap Core Fund /s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)	For the Wells Fargo Small Cap Core Fund /s/ Nancy Wiser Nancy Wiser* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
Attorney-in-Fact
February 1, 2016

Exhibit No.	Exhibits
(11)	Legal Opinion